            Allmerica Financial                       Semi-Annual Report
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                        JUNE 30, 2001

                                                      Allmerica Investment Trust











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Table of Contents
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A Letter from the Chairman..........................................    1
Select Emerging Markets Fund........................................    2
Select Aggressive Growth Fund.......................................    3
Select Capital Appreciation Fund....................................    4
Select Value Opportunity Fund.......................................    5
Select International Equity Fund....................................    6
Select Growth Fund..................................................    7
Select Strategic Growth Fund........................................    8
Core Equity Fund....................................................    9
Equity Index Fund...................................................   10
Select Growth and Income Fund.......................................   11
Select Strategic Income Fund........................................   12
Select Investment Grade Income Fund.................................   13
Government Bond Fund................................................   14
Money Market Fund...................................................   15

Financials..........................................................  F-1

For information on ordering additional copies of this report, see Client Notices on page F-71.

One or more Funds may not be available under the variable annuity or variable life insurance policy which you have chosen. Inclusion in this report of a Fund which is not available under your policy is not to be considered a solicitation.

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                                                                               1
A Letter from the chairman
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Dear Client:

Global equity markets continued to struggle during the first half of 2001. Early first quarter losses were partially offset by a second quarter rebound, but the S&P 500 and NASDAQ Composite Indices remained in negative territory at the end of the period. Consumers generally ignored the bleak news from Wall Street and continued to spend at a brisk pace. However, higher energy prices, corporate earnings warnings, declining corporate profits and increasing employee layoffs were in evidence as the U.S. economy continued to decelerate during the first six months of the year. The Federal Reserve Board continued its efforts to stimulate economic activity during the period, lowering the Federal Funds Rate six times to 3.75 percent, in an attempt to keep the economy from slipping into recession.

European and Asian economies began to see significant drops in orders and business confidence during the period, underscoring how closely the economies of the world are linked. As the U.S. technology rout spread to other parts of the world, global technology partners experienced the lagging effect of high finished goods inventories in the U.S.

Falling interest rates and continued stock market woes attracted U.S. investors to the relative stability of the fixed income market during the period. Allmerica Investment Trust's Select Investment Grade Income Fund rose 3.10% in the first half of the year providing a welcomed offset to widespread declines in portions of the equity market.

The benefits of diversification and long term asset allocation in the equity markets were again in evidence during the first half of 2001, as less volatile value stocks continued to outperform growth stocks, and small-cap stocks performed better than large-cap. While some of our more growth oriented funds suffered in this environment, our Select Value Opportunity Fund gained 9.09% effectively taking advantage of this trend.

On May 14, 2001, the Board of Trustees of the Allmerica Investment Trust voted to replace the current sub-adviser to the Select Aggressive Growth Fund with two new sub-advisers. Effective June 1, 2001, Massachusetts Financial Services Company and Jennison Associates LLC replaced Nicholas-Applegate Capital Management, L.P. in this important role. The investment objective of the Fund will not change, but the universe of available investments will broaden from a small/mid cap range to an all-cap range, (small/mid/large-cap).

We encourage you to continue working with your financial adviser to build and maintain a well diversified portfolio. We thank you for your business, and will continue to provide you with tools that can help you to fulfill your financial goals.

On behalf of the Board of Trustees,

/s/ John F. O'Brien

John F. O'Brien

Chairman of the Board

Allmerica Investment Trust

                                                                               2
Select Emerging Markets Fund
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The Select Emerging Markets Fund returned -3.93% for the first half of 2001, underperforming its benchmark, the MSCI Emerging Markets Free Index, which returned -1.78%.

During the period, with the U.S. nearing a recession and Europe only a few steps behind, investors turned their attention to emerging markets. The MSCI Emerging Markets Free Index's return of -1.78% compared favorably with the more developed foreign market index, the MSCI EAFE Index, which returned -14.74% for the first half of the year. Emerging markets, like many others, experienced a second quarter equities rebound brought on by a combination of lower interest rates and by optimism engendered by tax rebates and tax cuts in the United States. More broadly, emerging markets benefited over the six months by an absence of any major political and economic disruption, with the exception of Argentina and Brazil. No market, however, escaped the effects of weak corporate earnings reports and reduced capital spending.

Within the Fund, the selection of certain technology and telecommunications stocks in Taiwan, Brazil, Korea and India hurt performance during the first half of the year relative to the index. Helping performance were Russian oil stocks, Korean banking stocks, and Mexican financial stocks.

Looking ahead, emerging markets are likely to benefit if the turnaround in the U.S. economy projected for early next year materializes. At the same time, emerging markets should continue to offer investors opportunities as these stocks appear to be more reasonably valued compared with those in developed markets.

Investment Sub-Adviser
Schroder Investment Management North America Inc.

About the Fund
Seeks long-term growth of capital by investing in the world's emerging markets.

     Portfolio Composition

As of June 30, 2001, the country allocation of net assets was:

South Korea             16%   [Graphic]
Mexico                  14%
Taiwan                  11%
Brazil                   9%
South Africa             9%
India                    6%
Hong Kong                5%
Russia                   4%
Other                   26%



                         Average Annual Total Returns

Period Ending June 30, 2001             1 Year      5 Years     Life of Fund

Select Emerging Markets Fund            -32.45%       N/A          -6.95%

MSCI Emerging Markets Free Index        -25.92%       N/A          -5.36%

Lipper Emerging Markets Funds Average   -24.27%       N/A          -4.76%


                   Growth of a $10,000 Investment Since 1998

                                    [GRAPH]

                                    02/20/1998   12/31/1998   12/31/1999   12/31/2000   06/30/2001
Select Emerging Market Fund             10,000       7,854       13,046        8,190        7,868
MSCI Emerging Markets Free Index        10,000       7,854       12,622        8,758        8,603

The Select Emerging Markets Fund is a portfolio of the Allmerica Investment
Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The MSCI Emerging Markets Free Index is an unmanaged index of 26 emerging markets. The Lipper Emerging Markets Funds Average is a non-weighted average of 179 funds within the emerging markets investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

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Select Aggressive Growth Fund
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The Select Aggressive Growth Fund returned -12.71% in the first half of 2001, outperforming its benchmark, the Russell 3000 Growth Index*, which returned -13.25% in the same period. The Fund underperformed the Russell 2500 Index, which returned 3.84%.

As of June 1, 2001, Massachusetts Financial Services Company (MFS) and Jennison Associates, LLC have replaced Nicholas-Applegate Capital Management as Sub-Advisers of the Fund. MFS and Jennison each independently manage approximately fifty percent of the assets. Additionally, the Fund's investment focus has expanded from small and mid-sized companies to companies of all sizes, allowing the Fund to take advantage of growth opportunities across all capitalization ranges.

The U.S domestic equity markets continued their pullback into the new year. The Federal Reserve Board responded with multiple reductions in the federal funds rate in an attempt to halt the rapidly decelerating economy. Despite a healthy rally in the second quarter, first quarter losses were steep enough to keep many major stock indexes in the red at mid-year. Leading the rally were small-cap stocks as well as the less volatile value-oriented stocks.

Earnings disappointments and stagnant corporate spending on capital equipment contributed to the overall market decline. In the first quarter, holdings in both industrial and manufacturing companies hurt the Fund's performance, as did medical supply and technology stocks. These same sectors, along with financials, actually helped the Fund's performance going into the second quarter.

The Fund's Investment Sub-Advisers are confident that the Fed's rate reductions should help the economy within the next few quarters. Until then, there may continue to be above average market volatility. Looking forward, the Select Aggressive Growth Fund plans to continue to focus on higher growth companies, which can benefit more during a recovery due to their higher sensitivity to the overall economy.

                         Average Annual Total Returns


Period Ending June 30, 2001           1 Year        5 Years        Life of Fund

Select Aggressive Growth Fund         -35.20%          4.37%            11.54%

Russell 3000 Growth Index             -35.31%         11.23%            13.28%

Russell 2500 Index                      2.44%         12.62%            15.26%

Lipper Mid-Cap Growth Funds Average   -25.44%         10.75%            14.59%

                                    [GRAPH]

Growth of a $10,000 Investment Since 1992


                                        8/21/1992          12/31/1992      12/31/1993     12/31/1994      12/31/1995     12/31/1996
Select Aggressive Growth Fund            10,000              11,985          14,324        13,993          18,511         21,944
Russell 3000 Growth Index                10,000              10,895          11,297        11,546          15,768         19,218
Russell 2500 Index                       10,000              11,554          13,466        13,323          17,547         20,886

                                                          12/31/1997     12/31/1998     12/31/1999     12/31/2000     06/30/2001
Select Aggressive Growth Fund                               26,049         28,801         39,995         30,180         26,344
Russell 3000 Growth Index                                   24,741         33,405         44,703         34,680         30,085
Russell 2500 Index                                          25,974         26,072         32,379         33,758         35,068

The Select Aggressive Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*Effective 6/1/01, the benchmark changed from the Russell 2500 Index to the Russell 3000 Growth Index. The Russell 3000 Growth Index measures the performance of the 3,000 largest U.S. companies with higher price-to-book ratios and higher forcasted growth values. The Lipper Mid-Cap Growth Funds Average is a non-weighted average of 371 funds within the mid-cap growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Advisers
Massachusetts Financial Services Company
Jennison Associates, LLC

About the Fund
Invests in companies with potential for rapidly growing earnings across all capitalization ranges.



                             Portfolio Composition

As of June 30, 2001, the sector allocation of net assets was:


                                    [GRAPH]

Pharmaceuticals                                15%
Computer Software & Processing                 12%
Retailers                                       9%
Electronics                                     7%
Computers & Information                         7%
Media - Broadcasting & Publishing               6%
Financial Services                              5%
Other                                          39%

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Select Capital Appreciation Fund
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The Select Capital Appreciation Fund returned -0.80% for the first half of 2001, outperforming the Russell Midcap Index, which returned -1.96%.

After a dismal first quarter in which the Federal Reserve Board started cutting interest rates, stocks rebounded sharply in April and May, led by small- and mid-capitalization stocks. Nonetheless, most major indexes were flat to negative for the first half of the year, as the spring surge in technology and growth stocks was not enough to repair the damage done in late 2000. Even the second quarter rebound had faltered noticeably by June as large-cap stocks, in particular, were hit by a new wave of profit warnings from a variety of industries, especially technology. By the end of the six-month period, the federal funds rate had been reduced to 3.75% and the technology-oriented NASDAQ Composite Index had fallen 12.54%.

Within the Fund, stocks of a semiconductor capital equipment maker, a biotechnology company, a computer game designer, and an electronic payment processing firm contributed significantly to performance. On the other hand, the stocks of a biotechnology tools maker, a web-hosting firm, an e-business software provider, and two telecommunications services providers hurt performance.

The outlook for the Fund is colored by prospective poor corporate earnings, especially for technology companies, as disappointing pre-announcements were made throughout the second quarter. If mid-capitalization stocks and growth stocks continue to prosper as they did in the second quarter, the Fund should benefit. Layoffs and weak consumer spending, however, threaten all stocks, regardless of their size.

Investment Sub-Adviser
T. Rowe Price Associates, Inc.

About the Fund
The Fund seeks long-term growth of capital by investing in a portfolio of mostly mid-cap growth stocks selling at a reasonable price.

                             Portfolio Composition

As of June 30, 2001, the sector allocation of net assets was:

                                    [GRAPH]

Pharmaceuticals                          13%
Commercial Services                      12%
Computer Software & Processing           10%
Electronics                               9%
Financial Services                        6%
Retailers                                 6%
Medical Supplies                          6%
Oil & Gas                                 5%
Health Care Providers                     5%
Other                                    28%


                         Average Annual Total Returns

Period Ending June 30, 2001             1 Year       5 Years    Life of Fund

Select Capital Appreciation Fund        0.14%        10.60%        16.92%

Russell Mid-Cap Index                   0.95%        14.24%        16.35%

Lipper Mid-Cap Growth Funds Average   -25.44%        10.75%        14.83%

                                    [GRAPH]




Growth of a $10,000 Investment Since 1995

                                 04/28/1995        12/31/1995  12/31/1996  12/31/1997  12/31/1998  12/31/1999 12/31/2000  06/30/2001
Inception Date
Select Capital Appreciation Fund     10,000           13,956    15,184      17,352       19,760     24,819     26,509      26,297
Russell Mid-Cap Index                10,000           11,997    14,276      18,417       20,277     23,973     25,953      25,444



The Select Capital Appreciation Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell Midcap Index, measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Growth Funds Average is a non-weighted average of 371 funds within the mid-cap growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Performance prior to 4/1/98 is that of a prior Sub-Adviser.

Select Value Opportunity Fund                                                  5
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The Select Value Opportunity Fund returned 9.09% for the first half of 2001, outperforming the Russell 2500 Value Index, which returned 7.81%.

U.S. corporate profits steadily declined during the period, making it the first time since 1991 that profits slumped two quarters in a row. The Federal Reserve, in an effort to continue the decade-old economic expansion, lowered interest rates six times, bringing rates to their lowest level in seven years. Consumer confidence rose in June to its highest level for the year, while manufacturing levels remained in a slump, suggesting consumers were equally committed to keeping the economy out of a recession. The NASDAQ Composite Index posted its first quarterly gain in five quarters.

The Fund's good performance was the result of good stock selection across most sectors. The Fund's strategy of selecting stocks whose value is unrecognized or underestimated was suited to an equity market still suffering from huge losses in growth stocks, particularly those in the technology sector. Within the Fund, the stock of a medical device company was the best performer. A bank stock also performed well and three other stocks appreciated significantly as a result of merger and acquisition activity. Among the disappointments in the portfolio were shares of a diversified services company and an electronics company.

Although the overall economic landscape remains murky, the Investment Sub-Adviser is optimistic that the Fund's strategy of selecting individual stocks based on their respective values should continue to prevail.


                         Average Annual Total Returns


Period Ending June 30, 2001              1 Year     5 Years    Life of Fund

Select Value Opportunity Fund            29.38%     14.34%         14.17%

Russell 2500 Value Index                 25.15%     14.37%         14.50%

Lipper Mid-Cap Value Funds Average       25.31%     13.83%         13.47%


                   Growth of a $10,000 Investment Since 1993

                                    [GRAPH]

                                04/30/1993  12/31/1993  12/31/1994  12/31/1995  12/31/1996  12/31/1997  12/31/1998  12/31/1999
Select Value Opportunity Fund      10,000      11,774      11,007      12,944      16,637      20,772      21,783      20,797
Russell 2500 Value Index           10,000      11,094      10,950      14,208      17,363      23,108      22,667      23,000

                                            12/31/2000  06/30/2001
Select Value Opportunity Fund                  27,119      29,584
Russell 2500 Value Index                       27,782      29,952

The Select Value Opportunity Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Value Index is a capitalization weighted index measuring the performance of Russell 2500 companies with both lower price-to-book ratios and forecasted growth values. The Lipper Mid-Cap Value Funds Average is a non-weighted average of 151 mid-cap value funds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Performance prior to 1/1/97 is that of a prior Sub-Adviser.


Investment Sub-Adviser
Cramer Rosenthal McGlynn, LLC

About the Fund
The Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-sized companies, believed to be undervalued.

     Portfolio Composition

As of June 30, 2001, the sector allocation of net assets was:

Banking                                  8%  [Graphic]
Commercial Services                      7%
Insurance                                7%
Computer Software & Processing           7%
Chemicals                                6%
Oil & Gas                                6%
Retailers                                5%
Coal                                     4%
Electric Utilities                       4%
Medical Supplies                         4%
Other                                   42%

Select International Equity Fund                                               6
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The Select International Equity Fund returned -14.60% for the first half of 2001, slightly outperforming its benchmark, the MSCI EAFE Index, which returned -14.74%.

The international equity markets suffered from the effects of weak economic growth, nearly flat capital spending, and warnings about poor corporate earnings afflicting the U.S. markets during the period. Europe also suffered in a similar environment, with high energy costs plaguing the region. Moreover, international investors were unable to generate the optimism that U.S. investors mustered as a result of aggressive interest rate cuts by the Federal Reserve Bank, optimism evidenced in an April stock rally. In contrast, Europe's monetary policy focused on avoiding inflation vs. stimulating growth.

Within the portfolio, telecommunications-related stocks brought the Fund into negative territory. In particular, three leading telecommunications companies based in Europe were hurt by weak demand for products. A financial services stock also dragged down performance, but an Australian financial stock helped offset this. Other positive contributors to the portfolio were three European energy stocks. One company attributed its success during the period to higher natural gas prices and improved oil-refining results, others to better operating efficiencies, growth rates, and higher production volumes. Consumer and brand name stocks were also positive contributors to the portfolio's performance.

The outlook for the Fund will depend mostly on whether the U.S. economy rebounds. Falling energy prices and the perception that stock prices in general have bottomed out and therefore offer attractive valuations may offer a more positive outlook for international stocks during the rest of the year.

Investment Sub-Adviser
Bank of Ireland Asset Management (U.S.) Limited

About the Fund
Seeks maximum long-term total return by investing in established non-U.S. companies based on fundamental value.

     Portfolio Composition

As of June 30, 2001, the country allocation of net assets was:

United Kingdom                          27% [Graphic]
Japan                                   14%
Netherlands                             13%
France                                  11%
Switzerland                             10%
Germany                                  6%
Italy                                    3%
Australia                                3%
Other                                   13%



                         Average Annual Total Returns

Period Ending June 30, 2001            1 Year       5 Years     Life of Fund

Select International Equity Fund       -21.27%        7.10%           8.17%

Morgan Stanley EAFE Index              -23.63%        3.11%           4.53%

Lipper International Funds Average     -24.02%        4.26%           5.10%



                   Growth of a $10,000 Investment Since 1994

                                    [GRAPH]

                                           05/02/1994      12/31/1994  12/31/1995  12/31/1996  12/31/1997  12/31/1998  12/31/1999
Select International Equity Fund              10,000           9,651      11,545      14,078      14,733      17,161      22,643
Morgan Stanley EAFE Index                     10,000          10,008      11,164      11,874      12,118      14,582      18,565

                                                           12/31/2000  06/30/2001
Select International Equity Fund                              20,612     17,603
Morgan Stanley EAFE Index                                     15,973     13,617

The Select International Equity Fund is a portfolio of the Allmerica Investment Trust. Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Funds Average is a non-weighted average of 716 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Select Growth Fund                                                             7
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The Select Growth Fund returned -15.18% for the first half of 2001, underperforming its benchmark, the S&P 500 Index, which returned -6.70%.

In the first half of 2001, the Federal Reserve Board attempted to steer the U.S. economy clear of recession by cutting interest rates six times. Although meant to spark growth, the rapidity and depth of the cuts fueled concern about the health of the economy. Moreover, economic data pointed to ongoing slowdowns in manufacturing, especially in the technology sector. U.S. stocks showed extreme market volatility, particularly in the first quarter. Stocks rebounded in the second quarter in early April when it became clear that investors were favoring small- and mid-capitalization growth stocks. In May, investors retreated back to value stocks. By the end of June, investors were reacting to any hint of good or bad news, re-igniting market volatility. Small- and mid-cap stocks outperformed larger-cap stocks for the semi-annual period.

Within the Fund, an overweighting in investment banking, biotechnology, and communications equipment stocks hindered performance during the first quarter. Technology stocks and telecommunications stocks, specifically those of phone service providers, also hurt returns. In the second quarter, an overweighting in conglomerates, entertainment, software, diversified financials, and pharmaceutical stocks helped performance, along with the selection of certain retail stocks. On the other hand, larger investments in natural gas pipeline and health maintenance organizations hurt performance.

Given the ongoing economic uncertainty, the Fund's Investment Sub-Adviser is likely to sharpen its focus on companies that have a proven track record of growing profits even during unsettled economic times.


                         Average Annual Total Returns

Period Ending June 30, 2001                 1 Year     5 Years   Life of Fund

Select Growth Fund                          -28.48%     12.30%       12.15%

S&P 500(R) Index                            -14.83%     14.48%       15.34%

Lipper Large-Cap Growth Funds Average       -30.63%     11.49%       13.33%

                   Growth of a $10,000 Investment Since 1992

                                    [GRAPH]

                         08/21/1992     12/31/1992   12/31/1993  12/31/1994  12/31/1995  12/31/1996  12/31/1997  12/31/1998
Select Growth Fund          10,000         11,125       11,219      11,051      13,768      16,799      22,522      30,503
S&P 500(R) Index            10,000         10,627       11,698      11,853      16,307      20,051      26,715      34,356

                                        12/31/1999  12/31/2000  06/30/2001
Select Growth Fund                         39,642      32,590      27,643
S&P 500(R) Index                           41,571      37,788      35,256

The Select Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation.The Lipper Large-Cap Growth Funds Average is a non-weighted average of 785 funds within the large-cap growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Performance prior to 7/1/96 is that of a prior Sub-Adviser.



Investment Sub-Adviser
Putnam Investment Management, Inc.

About the Fund
Seeks long term growth of capital by investing in stocks of companies believed to have long term growth potential.

     Portfolio Composition

As of June 30, 2001, the sector allocation of net assets was:

Pharmaceuticals                              13%     [Graphic]
Industrial - Diversified                     10%
Computer Software & Processing                8%
Financial Services                            7%
Banking                                       7%
Beverages, Food & Tobacco                     7%
Computers & Information                       5%
Oil & Gas                                     5%
Retailers                                     5%
Insurance                                     4%
Telephone Systems                             4%
Other                                        25%

Select Strategic Growth Fund                                                   8
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The Select Strategic Growth Fund returned -11.86% for the first half of 2001, underperforming its benchmark, the Russell 2500 Growth Index, which returned -2.87%.

The period was characterized by sharp contrasts. During the first three months of 2001, cancelled orders and projects emptied sales pipelines, continuing a business slowdown begun in mid 2000. Corporate profits in general and those of the technology industry in particular were a major concern during the first quarter. This was particularly true in technology where growth rates and earnings in the first quarter were dismal in both absolute terms and relative to the torrid pace of business a year ago. However, relatively good revenue and earnings performance for the first quarter reported in April helped boost technology stock prices during the second quarter. By the end of the second quarter, indexes comprising small-capitalization stocks had posted gains, with the Fund performing better than the Russell 2000 and Russell 2500 Growth Indices.

The Fund's performance was dragged down mostly by price depreciation in technology stocks. Many of these companies had relatively good earnings announcements but were still beaten down in the first quarter partially because they are part of the recent broad-based decline within the technology sector. The quality of these companies, however, was realized in April as good first quarter earnings were announced and their prices correspondingly jumped.

In view of the Fund's recovery in the second quarter compared with its loss for the first quarter, the Investment Sub-Adviser will be looking for signs that such growth can be sustained. Historically, stock prices bottom out one to three months in advance of a recovery of corporate profits. Given the market low in early April and the Federal Reserve Board's six interest rate cuts during the period, the Investment Sub-Adviser is optimistic that the small, high-quality fast-growing companies that the Fund invests in may see their profits grow and their stock prices correspondingly increase.

Investment Sub-Adviser
TCW Investment Management Company*

About the Fund
Seeks long-term capital appreciation by focusing on small companies.

     Portfolio Composition

As of June 30, 2001, the sector allocation of net assets was:

Computer Software & Processing                  21%    [Graphic]
Commercial Services                             16%
Electronics                                     12%
Pharmaceuticals                                 11%
Media - Broadcasting & Publishing                7%
Communications                                   6%
Computers & Information                          4%
Retailers                                        4%
Other                                           19%


                         Average Annual Total Returns

Period Ending June 30, 2001               1 Year     5 Years   Life of Fund

Select Strategic Growth Fund              -43.52%     N/A          -12.92%

Russell 2500 Growth Index                 -23.97%     N/A            8.55%

S&P 500(R) Index                          -14.83%     N/A            6.08%

Lipper Multi-Cap Growth Funds Average     -31.72%     N/A            8.69%



                   Growth of a $10,000 Investment Since 1998

                                    [GRAPH]

                                   02/20/1998     12/31/1998   12/31/1999   12/31/2000   06/30/2001
Select Strategic Growth Fund          10,000          9,753       11,332        7,136        6,289
Russell 2500 Growth Index             10,000         10,445       16,243       13,628       13,237
S&P 500(R) Index                      10,000         12,038       14,571       13,245       12,358

The Select Strategic Growth Fund is a portfolio of the Allmerica Investment
Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Growth Index is an unmanaged index of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Average is a non-weighted average of 404 multi-cap growth funds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

*As of April 1, 2000, TCW Investment Management Company assumed sub-advisory responsibility for the Select Strategic Growth Fund. The asset class has changed from Growth to Aggressive Growth with a modified investment strategy that is entirely focused on small-cap growth stocks. Additionally, the benchmark has changed from the S&P 500 Index to the Russell 2500 Growth Index, effective 5/1/01.

Core Equity Fund                                                               9
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The Core Equity Fund returned -9.48% for the first half of 2001, underperforming its benchmark, the S&P 500 Index, which returned -6.70%.

The six-month period was marked by slow to flat growth, although a rally early in April produced the first positive quarterly returns in the past five quarters for the major stock indexes. The period's six interest rate cuts showed the Federal Reserve Board's commitment to avoiding a recession. The consensus, however, was that several months would be needed before the rate cuts' effect on the economy could be assessed.

Within the Fund, a lack of technology stocks in the second quarter was a key factor in the underperformance for the period. The selection of certain financial services stocks, principally those of banks, also hurt performance. The failure of these stocks to rise in price given the decline in interest rates was a surprise. In health care, some biotechnology stocks were poor performers as well, although pharmaceutical and health services stocks helped offset losses. In energy, oil/gas drillers and well-service stocks fell, as did a retail stock. Positive contributions came from a wide range of industries including cyclicals, basic materials, and consumer services. A significant position in a large-capitalization pharmaceutical stock also boosted the Fund's performance.

Looking ahead, corporate earnings, capital spending, and consumer confidence should influence the growth of the economy. Further interest rate cuts will also be an important factor. The Fund's Investment Sub-Adviser plans to continue to focus on selecting stocks which are poised to prosper during a time of market uncertainty.

                         Average Annual Total Returns

Period Ending June 30, 2001               1 Year        5 Years      10 Years

Core Equity Fund                          -18.58%       11.55%       13.23%

S&P 500(R) Index                          -14.83%       14.48%       15.10%

Lipper Large-Cap Core Funds Average       -15.90%       11.84%       12.97%


                   Growth of a $10,000 Investment Since 1991

                                    [GRAPH]

                    06/30/1991     12/31/1991  12/31/1992  12/31/1993  12/31/1994  12/31/1995  12/31/1996  12/31/1997  12/31/1998
Core Equity Fund       10,000         14,044      15,042      16,045      16,070      21,341      25,649      32,097      38,299
S&P 500(R) Index       10,000         13,045      14,039      15,454      15,658      21,544      26,492      35,331      45,426

                                   12/31/1999  12/31/2000  06/30/2001
Core Equity Fund                      49,531      44,818      40,569
S&P 500(R) Index                      54,984      49,981      46,632

The Core Equity Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Large-Cap Core Funds Average is a non-weighted average of 634 funds within the large-cap core investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser
Miller Anderson & Sherrerd, LLP

About the Fund
Seeks long-term growth of capital by investing in stocks that are believed to represent significant underlying value.

     Portfolio Composition

As of June 30, 2001, the sector allocation of net assets was:

Pharmaceuticals                              10%     [Graphic]
Banking                                       9%
Computer Software & Processing                7%
Telephone Systems                             7%
Industrial - Diversified                      6%
Oil & Gas                                     6%
Electronics                                   6%
Beverages, Food & Tobacco                     5%
Computers & Information                       5%
Insurance                                     5%
Retailers                                     4%
Other                                        30%

Equity Index Fund                                                             10
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The AIT Equity Index Fund returned -6.67% for the first half of 2001, in line with its benchmark, the S&P 500 Index, which returned -6.70%.

The S&P 500's first quarter return of -11.86% was merely a continuation of the "tech wreck" that began in 2000. Investors, constantly bombarded by earnings warnings from technology and non-technology companies alike, fled the equity markets for the safe havens of bond and money market funds. Earnings growth expectations for the S&P companies moved from positive to negative driven by the collapse of the Internet sector and of the previously insatiable demand for telecommunication and information technology products. Excess capacity and ballooning inventories resulted. The gross domestic product growth rate for the first quarter was weak but positive at 1.3%. During the second quarter, there were encouraging economic reports about housing activity, consumer confidence, jobless claim rates, and durable goods. For the second quarter, the S&P 500 returned 5.85%, the first quarterly increase since the first quarter of 2000.

This increase indicated that the economy was responding, to some degree, to the interest rate cuts during the first half of 2001, which totaled 275 basis points.

Within the Fund, stocks in the consumer cyclicals and basic materials industries were the top performers year-to-date with 14.0% and 10.3% relative returns, respectively.

Looking ahead, the tax cut announced in June should help bolster consumption and the Federal Reserve may lower interest rates in August if the economy still appears weak.

Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
Seeks to replicate the returns of the S&P 500(R) Index.

     Portfolio Composition

As of June 30, 2001, the sector allocation of net assets was:

Pharmaceuticals                              11%
Oil & Gas                                     7%
Computer Software & Processing                7%
Banking                                       6%
Computers & Information                       6%
Financial Services                            6%
Telephone Systems                             5%
Industrial - Diversified                      5%
Retailers                                     5%
Beverages, Food & Tobacco                     5%
Other                                        37%

                         Average Annual Total Returns

Period Ending June 30, 2001               1 Year      5 Years      10 Years

Equity Index Fund                         -14.71%     14.11%         14.62%

S&P 500(R) Index                          -14.83%     14.48%         15.10%

Lipper S&P 500(R) Index Funds Average     -15.16%     13.96%         14.67%


                  Growth of a $10,000 Investment Since 1991

                                    [GRAPH]

                         06/30/1991   12/31/1991   12/31/1992   12/31/1993   12/31/1994   12/31/1995   12/31/1996   12/31/1997
 Equity Index Fund          10,000       12,916       13,852       15,173       15,333       20,880       25,537       33,814
 S&P 500(R) Index           10,000       13,045       14,039       15,454       15,658       21,544       26,492       35,331

                                      12/31/1998   12/31/1999   12/31/2000   06/30/2001
 Equity Index Fund                       43,392       52,248       47,531       44,361
 S&P 500(R) Index                        45,426       54,984       49,981       46,632

The Equity Index Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper S&P 500(R) Index Funds Average is a non-weighted average of 155 funds within the S&P 500(R) Index investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Select Growth and Income Fund                                                 11
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The Select Growth and Income Fund returned -5.48% for the first half of 2001, outperforming its benchmark, the S&P 500 Index, which returned -6.70%.

The equity markets continued their downward trend in the first six months of the year, showing many of the same themes from late 2000. The dramatic losses of the first quarter were partially recaptured in the second quarter for both the S&P 500 and the NASDAQ Composite Indices. For the period, value stocks outperformed growth stocks by more than 10%, and small stocks outperformed large stocks by a similar margin. Consumer confidence and the housing market resisted the downward pull of news about corporate layoffs. In response to a weak economy, the Federal Reserve Board lowered interest rates six times during the period.

Within the Fund, stocks from 13 of 18 sectors contributed positively to performance. Stock selection among energy, capital markets, and consumer cyclical companies was particularly beneficial. Relatively low holdings, compared with the index, of a major energy company and of a semiconductor company also helped performance. Performance was somewhat held back by the Fund holding a relatively smaller position in computer software stocks which did surprisingly well.

While the outlook for company earnings is still murky and calling a market bottom is far from an exact science, there is reason for optimism. The Federal Reserve has re-affirmed its commitment to economic growth and a recession appears unlikely unless consumers stop spending. The market's return to a focus on company valuation bodes well for the portfolio's investment approach with its goal of outperforming the S&P 500 in all market environments.

                         Average Annual Total Returns

Period Ending June 30, 2001            1 Year         5 Years     Life of Fund

Select Growth and Income Fund          -14.42%          9.54%        10.90%

S&P 500(R) Index                       -14.83%         14.48%        15.34%

Lipper Large-Cap Core Funds Average    -15.90%         11.84%        13.14%


                   Growth of a $10,000 Investment Since 1992

                                    [GRAPH]

                                   08/21/1992     12/31/1992  12/31/1993  12/31/1994  12/31/1995  12/31/1996  12/31/1997  12/31/1998
Select Growth and Income Fund         10,000          9,989      11,025      11,105      14,473      17,550      21,501      25,032
S&P 500(R) Index                      10,000         10,627      11,698      11,853      16,307      20,051      26,715      34,356

                                                  12/31/1999   12/31/2000  06/30/2001
Select Growth and Income Fund                        29,678       26,473      25,022
S&P 500(R) Index                                     41,571       37,788      35,256

The Select Growth and Income Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Large-Cap Core Funds Average is a non-weighted average of 634 funds within the large-cap core investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Performance prior to 4/1/99 is that of prior Sub-Adviser.

Investment Sub-Adviser
J. P. Morgan Investment Management Inc.

About the Fund
Seeks a combination of long-term growth of capital and current income by investing primarily in dividend-paying stocks and convertible securities.

     Portfolio Composition

As of June 30, 2001, the sector allocation of net assets was:


Pharmaceuticals                              10%    [Graphic]
Financial Services                            8%
Oil & Gas                                     7%
Computer Software & Processing                7%
Industrial - Diversified                      6%
Banking                                       6%
Telephone Systems                             6%
Computers & Information                       5%
Retailers                                     5%
Other                                        40%

Select Strategic Income Fund                                                  12
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The Select Strategic Income Fund returned 3.10% for the first half of 2001, underperforming its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 3.61%.

During the six months, bonds continued to perform better than stocks, with the ongoing economic slowdown and fewer worries about inflation. By the end of the period, longer term interest rates were higher than shorter term interest rates, a reversal of the conditions seen in January. This change in the relationship between long and short term interest rates represents a more normal situation where investors are compensated for the extra risk associated with buying longer term bonds.

The change in relationship between long and short term interest rates hindered the Fund's performance because the portfolio emphasized bonds with longer maturities during the first quarter. This moderately long duration exposure hurt returns, since yields from bonds with maturities of five years or more went up, even as short-term rates declined. On the positive side, TIPS, Treasury inflation-protected securities, helped performance as real yields fell but inflation fears grew. Corporate bond holdings also helped offset losses - corporate bonds went up due to the perception that interest rate cuts were improving the outlook for economic growth. Holdings in the mortgage-backed security sector also helped performance.

The Fund's Investment Sub-Adviser believes that the economy will emerge slowly from its current slump and that inflation will remain subdued. Given this outlook, the Investment Sub-Adviser is likely to favor long-term bonds because of an expected modest economic recovery, and short-term bonds because their rates will likely stabilize.

Investment Sub-Advisers
Western Asset Management Company
Western Asset Management Company Limited*

About the Fund
The Fund seeks to maximize total return by investing in various types of fixed income securities.

     Portfolio Composition

As of June 30, 2001, the sector allocation of net assets was:

U.S. Government & Agency Obligations                   60%      [GRAPH]
Corporate Notes & Bonds                                23%
Asset-Backed & Mortgage-Backed Securities              14%
Foreign Obligations                                     3%


                         Average Annual Total Returns

Period Ending June 30, 2001              1 Year    5 Years     Life of Fund

Select Strategic Income Fund               N/A       N/A           9.02%

Lehman Brothers Aggregate Bond Index       N/A       N/A          10.23%

Lipper Intermediate Investment
Grade Debt Funds Average                   N/A       N/A           9.97%


                   Growth of a $10,000 Investment Since 2000

                                    [GRAPH]


                                        07/03/2000     07/31/2000  08/31/2000  09/30/2000  10/31/2000  11/30/2000  12/31/2000
Select Strategic Income Fund               10,000         10,000      10,090      10,124      10,194      10,367      10,573
Lehman Brothers Aggregate Bond Index       10,000         10,091      10,237      10,302      10,370      10,540      10,736


                                                      01/31/2001   02/28/2001  03/31/2001   04/30/2001   05/31/2001   06/30/2001
Select Strategic Income Fund                             10,727       10,789      10,826       10,785       10,868       10,901
Lehman Brothers Aggregate Bond Index                     10,912       11,007      11,062       11,015       11,082       11,125

The Select Strategic Income Fund is a portfolio of the Allmerica Investment
Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed rate debt issues with an investment grade rating at least one year to maturity and an outstanding par value of at least $25 million. The Lipper Intermediate Investment Grade Debt Funds Average tracks the performance of 291 funds investing in intermediate-term corporate and government debt securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

*Western Asset Management Company has delegated some of its duties as Sub-Adviser to its London affiliate, Western Asset Management Company Limited, to handle the non-U.S. dollar trading functions performed on behalf of the Fund.

Select Investment Grade Income Fund                                           13
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The Select Investment Grade Income Fund returned 3.10% for the first half of 2001, underperforming its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 3.61%.

The Federal Reserve Board cut interest rates six times, bringing the federal funds rate to 3.75% at the end of the period. The bond market response to these cuts varied. Interest rates on 30-year bonds rose because investors were concerned about inflation, and the likelihood of lower federal budget surpluses. Moreover, in spite of layoffs and bankruptcies, consumer confidence rebounded from the first to the second quarter and in April stocks rallied. From an inverted shape at the start of the year, the yield curve, which illustrates the relationship between long and short term interest rates, steepened dramatically to a more normal position where short term rates are now lower than long term interest rates.

The Fund's weak performance compared with its index was mostly a result of holding too many long-term bonds. Despite the Federal Reserve's lowering of interest rates, long term bond rates increased and their prices subsequently decreased.

Offsetting this, the Fund benefited from more holdings, relative to the index, of corporate bonds, whose prices went up as interest rates declined and the economic outlook started to improve.

Holdings of mortgage-backed and asset-backed securities, the first comprising debt issued by federal mortgage agencies and the second comprising debt of such credit providers as banks and credit card companies, performed better than Treasuries of similar durations yet the Fund's neutral positioning in these sectors did not affect performance.

Looking ahead, the Fund's Investment Sub-Adviser believes interest rates will have to be cut again if technology and telecommunications companies continue to struggle. The Investment Sub-Adviser anticipates continuing to hold a relatively larger position in corporate bonds and adding more mortgage-backed securities to the portfolio.

                         Average Annual Total Returns

Period Ending June 30, 2001                  1 Year      5 Years    10 Years

Select Investment Grade Income Fund          10.40%       6.92%       7.77%

Lehman Brothers Aggregate Bond Index         11.23%       7.48%       7.87%

Lipper Intermediate Investment
Grade Debt Funds Average                     10.16%       6.58%       7.41%

                   Growth of a $10,000 Investment Since 1991

                                    [GRAPH]

                                        06/30/1991     12/31/1991  12/31/1992  12/31/1993  12/31/1994  12/31/1995  12/31/1996
Select Investment Grade Income Fund        10,000         11,675      12,648      14,014      13,599      16,026      16,595
Lehman Brothers Aggregate Bond Index       10,000         11,597      12,458      13,672      13,274      15,726      16,294


                                                       12/31/1997  12/31/1998  12/31/1999  12/31/2000  06/30/2001
Select Investment Grade Income Fund                       18,164      19,612      19,422      21,424      22,088
Lehman Brothers Aggregate Bond Index                      17,634      19,422      19,263      21,503      22,282

The Select Investment Grade Income Fund is a portfolio of the Allmerica Investment Trust. Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed rate debt issues with an investment grade rating at least one year to maturity and an outstanding par value of at least $25 million. The Lipper Intermediate Investment Grade Debt Funds Average tracks the performance of 291 funds investing in intermediate-term corporate and government debt securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
The Fund's objective is to generate a high level of total return which includes capital appreciation as well as income.

     Portfolio Composition

As of June 30, 2001, the sector allocation of net assets was:

U.S. Government & Agency Obligations                             42%   [Graphic]
Corporate Notes & Bonds                                          27%
U.S. Government Agency Mortgage-Backed Securities                19%
Asset-Backed & Mortgage-Backed Securities                         8%
Other                                                             4%

Government Bond Fund                                                          14
--------------------------------------------------------------------------------

The AIT Government Bond Fund returned 2.81% for the first half of 2001, underperforming its benchmark, the Lehman Brothers Intermediate Government Bond Index, which returned 3.42%.

The axiom that "bad news is good news for the bond markets" proved to be true for the first quarter. Poor corporate earnings, fears about a decline in consumer confidence, and weak manufacturing activity convinced the Federal Reserve Board to cut interest rates. This environment produced attractive returns for government bonds. However, the second quarter produced solid gains for stocks, thanks in part to three additional interest rate cuts. Bond investors suffered as interest rate cuts led to a steeper yield curve. Yields rose on nearly all Treasuries during the first half due to inflation worries, the likelihood of smaller budget surpluses, and more encouraging economic data. The exception was short-term (one year or less) securities, whose yields did fall when the Federal Reserve cut interest rates, producing compelling total returns for short-term investors.

Within the portfolio, five- and ten-year Treasuries dragged down performance, given the rise in longer term interest rates and their corresponding price declines. While mortgage-backed securities underperformed corporate bonds, the Fund's holdings in this sector helped performance. Mortgage-backed securities generally become less attractive when interest rates decline because of the risk of mortgage prepayments. The declines in short term rates, however, did not extend to longer term interest rates, essentially halting the refinancings of 10 to 30 year mortgages that had been predicted earlier. This helped to improve the demand for this sector, therefore increasing its relative return.

Given the uncertainty about future interest rate cuts, the questions surrounding future growth, and the fears of inflation near-term the Fund's Investment Sub-Adviser is likely to position the portfolio similarly in duration to the index.

Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
The Fund seeks high income, preservation of capital and maintenance of liquidity primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies.

     Portfolio Composition

As of June 30, 2001, the sector allocation of net assets was:

U.S. Government & Agency Obligations                             91% [GRAPHIC]
U.S. Government Agency Mortgage-Backed Securities                 4%
Asset-Backed & Mortgage-Backed Securities                         3%
Other                                                             2%


                         Average Annual Total Returns


Period Ending June 30, 2001                  1 Year   5 Years    Life of Fund

Government Bond Fund                         9.78%      6.30%       6.52%

Lehman Intermediate Government Bond Index   10.40%      6.90%       6.94%

Lipper Short-Intermediate
U.S. Government Funds Average                9.01%      5.87%       6.17%


                   Growth of a $10,000 Investment Since 1991

                                    [GRAPH]

                                           08/26/1991     12/31/1991  12/31/1992  12/31/1993  12/31/1994  12/31/1995  12/31/1996
Government Bond Fund                          10,000         10,727      11,434      12,292      12,184      13,775      14,259
Lehman Intermediate Government Bond Index     10,000         10,660      11,399      12,330      12,114      13,660      14,423

                                                          12/31/1997     12/31/1998  12/31/1999  12/31/2000  06/30/2001
Government Bond Fund                                         15,269         16,441      16,491   18,140      18,650
Lehman Intermediate Government Bond Index                    15,537         16,856      16,946   18,720      19,362

The Government Bond Fund is a portfolio of the Allmerica Investment Trust. Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Intermediate Government Bond Index is an unmanaged index of U.S. Government and Agency bonds with remaining maturities of one to ten years. The Lipper Short-Intermediate U.S. Government Funds Average is the non-weighted average performance of 93 funds investing in short- to intermediate government securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Money Market Fund                                                             15
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The AIT Money Market Fund returned 2.63% for the first half of 2001, outperforming its benchmark, the iMoneyNet, Inc.'s Money Funds Report Average:
1st Tier Taxable, which returned 2.28%.

During the period, the Federal Reserve Board lowered interest rates six times, leaving the federal funds rate at 3.75% at the end of June. The spate of disappointing corporate earnings reports, mounting layoffs, declining manufacturing activity, and weak capital spending warned of a possible recession. Despite a rally in the equity markets in April, bonds outperformed stocks for the six-month period: the Lehman Brothers Aggregate Bond Index returned 3.61% vs. the S&P 500 Index return of -6.70%. During the period, the yield curve, which shows the relationship between long and short term interest rates, assumed a more normal position where longer term interest rates are higher than short term interest rates - a reversal of that relationship in January.

During the first quarter, the Fund's Investment Sub-Adviser took advantage of declining interest rates by holding bonds with a modestly longer average weighted maturity. Additionally, short-term debt issued by banks was favored over corporate debt because of tenuous credit ratings, further helping fund performance. During the second quarter, the portfolio maintained its sector allocations and a longer than average weighted maturity in order for the portfolio to be well positioned during interest rate declines.

The Investment Sub-Adviser believes that the Federal Reserve will continue its easing cycle in a more gradual manner as they allow their recent moves to work on improving the economy.

                         Average Annual Total Returns

Period Ending June 30, 2001               1 Year        5 Years        10 Years

Money Market Fund                          6.00%          5.58%           4.99%
Money Funds Report Averages:
1st Tier Taxable                           5.36%          5.02%           4.52%
Lipper Money Market Funds Average          5.26%          4.97%           4.54%



                       Average Yield as of June 30, 2001

Money Market Fund 7-Day Yield                                             4.16%


                   Growth of a $10,000 Investment Since 1991


                                              06/30/1991     12/31/1991  12/31/1992  12/31/1993  12/31/1994  12/31/1995  12/31/1996
Money Market Fund                                10,000         10,780      11,188      11,523      11,937      12,634      13,311
Money Funds Report Averages: 1st Tier Taxable    10,000         10,568      10,919      11,207      11,621      12,253      12,851


                                                06/30/1991   12/31/1997     12/31/1998  12/31/1999  12/31/2000  06/30/2001
Money Market Fund                                10,000         13,976      14,746      15,512      16,506      16,941
Money Funds Report Averages: 1st Tier Taxable    10,000         13,494      14,164      14,811      15,670      16,027

The Money Market Fund is a portfolio of the Allmerica Investment Trust. Portfolio composition will vary over time. The Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. Past performance is no guarantee of future results. An investor's shares, when redeemed, may be worth more or less than their original cost. iMoneyNet, Inc. is an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis.

The Lipper Money Market Funds Average is the average investment performance of 375 funds within the Money Market category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
Strives to maximize current income for investors while preserving capital and liquidity.

     Portfolio Composition

As of June 30, 2001, the sector allocation of net assets was:

Corporate Notes                     60%    [Graphic]
Commercial Paper                    27%
Certificates of Deposit              5%
Investment Company                   3%
Municipal                            3%
Other                                2%

                           Intentionally Left Blank

                          SELECT EMERGING MARKETS FUND

              PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                           Value
     Shares                                               (Note 2)
---------------------------------------------------------------------
COMMON STOCKS - 86.5%

             Brazil - 6.9%
      3,030  Brasil Telecom Participacoes SA, ADR      $      127,290
     12,150  Companhia Brasileira de Distribuicao
             Grupo Pao de Acucar, ADR (a)                     282,001
     29,400  Companhia Cervejaria Brahma, ADR                 680,610
     24,100  Companhia Vale Do Rio Doce, Sponsored
             ADR                                              555,165
      2,000  Embraer - Empresa Brasileira de
             Aeronautica SA, ADR                               78,100
     32,900  Embratel Partipacoes SA, ADR                     246,092
      4,000  Petroleo Brasileiro SA                           105,217
      5,800  Petroleo Brasileiro SA, ADR* (a)                 150,800
     28,050  Petroleo Brasileiro SA, Sponsored ADR            654,659
     28,934  Tele Norte Leste Participacoes SA, ADR
             (a)                                              441,533
      2,100  Telecomunicacoes Brasileiras SA, ADR*                 27
     15,700  Telesp Celular Participacoes SA, ADR (a)         237,855
                                                       --------------
                                                            3,559,349
                                                       --------------

             Chile - 2.0%
      6,000  Banco de A. Edwards                              102,000
     26,300  Cia de Telecomunicaciones de Chile SA,
             ADR*                                             370,304
      9,100  Compania Cerveceri AS Unibas SA, ADR             200,200
     13,100  Distribucion y Servicio, ADR                     193,880
     17,550  Empresa Nacional de Electricidad SA*             197,437
                                                       --------------
                                                            1,063,821
                                                       --------------
             China - 0.8%
  1,679,700  China Petroleum and Chemical Corp.,
             (Sinopec)*                                       335,940
    443,000  Petrochina Co., Ltd.                              92,011
                                                       --------------
                                                              427,951
                                                       --------------

             Czech Republic - 0.6%
     52,800  Ceske Energeticke Zavody AS                      119,999
     21,450  Cesky Telecom AS*                                196,074
          1  Komercni Banka AS*                                     9
                                                       --------------
                                                              316,082
                                                       --------------

             Egypt - 0.3%
      9,060  Egyptian Co. for Mobile Services*                134,894
                                                       --------------

             Hong Kong - 5.1%
    278,000  China Telecom, Ltd.*                           1,468,535
    147,000  China Unicom, Ltd.*                              256,324
     81,000  Citic Pacific, Ltd.                              250,808
    257,000  Hong Kong Exchanges & Clearing, Ltd.             458,025
     21,000  Sun Hung Kai Properties, Ltd.                    189,149
                                                       --------------
                                                            2,622,841
                                                       --------------

             Hungary - 0.9%
     15,470  Matav Rt., Sponsored ADR                         231,276
      7,590  MOL Magyar Olaj, GDR                             107,981
      2,925  OTP Bank Rt., GDR                                151,920
                                                       --------------
                                                              491,177
                                                       --------------

             India - 4.9%
     16,800  Doctor Reddy's Laboratories, Ltd., ADR*
             (a)                                              311,640
     27,300  ICICI Bank Ltd., ADR*                            137,319
     17,700  ICICI, Ltd., ADR                                 162,840
     24,700  ITC, Ltd., Sponsored GDR                         463,125
     30,200  Mahanagar Telephone Nigam, Ltd., GDR             167,610
     28,500  Ranbaxy Laboratories, Ltd., Sponsored
             GDR                                              326,325
     17,800  Reliance Industries, Ltd., GDR (b)               263,440
     35,900  State Bank of India, GDR                         336,268
     27,275  Videsh Sanchar Nigam, Ltd., ADR                  365,485
                                                       --------------
                                                            2,534,052
                                                       --------------

             Indonesia - 0.5%
    101,900  PT Hanjaya Mandala Sampoerna Tbk                 143,720
    491,780  PT Telekomunikasi                                138,289
                                                       --------------
                                                              282,009
                                                       --------------

             Israel - 3.4%
     97,320  Bank Hapoalim, Ltd.                              238,658
     90,040  Bank Leumi Le-Israel*                            181,269
     94,800  Bezeq Israel Telecommunication Corp.,
             Ltd.*                                            142,399
     14,655  Check Point Software Technologies, Ltd.*         741,103
      3,440  NICE Systems, Ltd.* (a)                           44,376
      6,680  Teva Pharmaceutical Industries, Ltd.,
             Sponsored ADR                                    416,164
                                                       --------------
                                                            1,763,969
                                                       --------------

             Luxembourg - 0.3%
      6,450  Quilmes Industrial, ADR                          135,450
                                                       --------------

             Malaysia - 1.5%
     78,000  Genting Berhad                                   179,626
     40,000  Malayan Banking Berhad                           108,436
    113,000  Resorts World Berhad                             151,680
     99,000  Telekom Malaysia Berhad                          229,294
     43,800  Tenaga Nasional Berhad                           100,867
                                                       --------------
                                                              769,903
                                                       --------------

             Mexico - 13.9%
     49,250  America Movil SA de CV, ADR* (a)               1,027,355
     50,888  Cemex SA de CV                                   271,029
     16,348  Cemex SA, ADR (a)                                433,233
    293,100  Cifra SA de CV, Series C*                        718,652
      5,000  Coca-Cola Femsa, SA de CV                        123,500
     97,400  Fomento Economico Mexicano SA                    414,349
    256,400  Grupo Financiero Banamex Accival, SA de
             CV                                               664,384
    679,100  Grupo Financiero Bancomer SA, Class O*           674,618
     74,900  Grupo Financiero Banorte, Class O*               157,245
     12,600  Grupo Iusacell SA De CV, Series V
             Shares, ADR*                                      87,066
    145,700  Grupo Modelo SA de CV                            392,822
     13,500  Grupo Televisa SA, Sponsored GDR*                540,135
     47,950  Telefonos de Mexico, Sponsored ADR (a)         1,682,565
                                                       --------------
                                                            7,186,953
                                                       --------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------

                          SELECT EMERGING MARKETS FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                           Value
     Shares                                               (Note 2)
---------------------------------------------------------------------
             Peru - 0.1%
      3,300  Compania de Minas Buenaventura SA,
             Sponsored ADR                             $       60,852
                                                       --------------
             Philippines - 0.7%
  1,079,000  Ayala Land, Inc.                                 109,303
     18,800  Philippine Long Distance Telephone Co.           260,611
                                                       --------------
                                                              369,914
                                                       --------------

             Poland - 1.8%
      5,160  Bank Polska Kasa Opieki SA, GDR                   88,393
     22,140  Elektrim Spolka Akcyjna SA*                      142,249
     10,490  KGHM Polska Miedz SA, GDR*                        87,626
     12,900  Polski Koncern Naftowy SA                        118,680
      9,250  Powszechny Bank Kredy, GDR*                      227,422
     55,500  Telekomunikacja Polska SA, GDR                   248,640
                                                       --------------
                                                              913,010
                                                       --------------
             Russia - 3.8%
     14,400  Gazprom, ADR                                     146,880
     11,130  LUKoil Holding, Sponsored ADR (a)                533,853
      4,117  Mobile Telesystems*                              112,806
     24,200  Mosenergo, ADR                                    94,622
     38,940  Surgutneftegaz, Sponsored ADR                    498,043
     43,740  Unified Energy Systems, GDR                      500,163
      6,200  Vimpel-Communications, ADR*                      101,742
                                                       --------------
                                                            1,988,109
                                                       --------------

             South Africa - 8.7%
     71,500  ABSA Group, Ltd.                                 336,293
     27,150  Anglo American Platinum Corp., Ltd.            1,211,181
    414,200  FirstRand, Ltd.                                  435,448
     42,895  LA Retail Stores, Ltd.*                            8,528
  1,418,731  Metro Cash and Carry, Ltd.                       283,888
     42,400  Naspers, Ltd., Class N                           166,229
    720,675  Profurn, Ltd.*                                    67,167
    341,300  Sanlam, Ltd.                                     466,523
     26,510  Sappi, Ltd.*                                     233,561
     98,750  Sasol, Ltd.                                      903,148
    328,400  Theta Group, Ltd.                                373,391
                                                       --------------
                                                            4,485,357
                                                       --------------

             South Korea - 15.8%
     33,900  Good Morning Securities Co.*                     134,502
     29,400  Hana Bank                                        215,179
     84,000  Hynix Semiconductor, GDR*                        905,100
     18,000  Hyundai Motor Co., Ltd.                          392,450
     29,576  Kookmin Bank                                     397,614
     40,100  Korea Electric Power Corp.                       747,628
      2,270  Korea Telecom Corp.*                              90,940
     24,500  Korea Telecom Corp., Sponsored ADR               538,510
     42,600  LG Electronics                                   548,087
      4,500  Pohang Iron & Steel Co., Ltd.                    360,555
      6,700  Pohang Iron & Steel Co., Sponsored ADR           132,124
     14,190  Samsung Electro-Mechanics Co.                    510,533
     12,743  Samsung Electronics Co.                        1,884,943
     11,500  Samsung Securities Co., Ltd.*                    327,812
     47,720  Shinhan Bank                                     490,805
      3,300  Sk Telecom Co., Ltd.                             486,865
                                                       --------------
                                                            8,163,647
                                                       --------------

             Taiwan - 8.9%
     64,957  Advanced Semiconducter Engineering,
             Inc., ADR*                                       198,119
     12,000  ASE Test, Ltd.*                                  153,480
    177,085  Asustek Computer, Inc., GDR                      765,007
     64,231  Far Eastern Textile, Ltd., GDR                   353,270
     34,450  Hon Hai Precision Industry Co., Ltd* (a)         419,601
    100,312  Powerchip Semiconductor Corp., GDR* (a)          626,948
    136,489  Siliconware Precision Industries Co.,
             GDR*                                             384,899
     26,200  Sunplus Technology Co., Ltd.*                    222,210
     39,656  Synnex Technology International Corp.,
             GDR*                                             209,635
     93,400  United Microelectronics Corp., ADR* (a)          831,260
     55,202  Winbond Electronics Corp., GDR*                  427,816
                                                       --------------
                                                            4,592,245
                                                       --------------

             Thailand - 1.4%
     37,500  Advanced Info Service Public Co., Ltd.*          399,623
     19,700  Siam Cement Co., Ltd.*                           213,420
    307,000  TelecomAsia Corp., Public Co., Ltd.*             127,252
                                                       --------------
                                                              740,295
                                                       --------------

             Turkey - 2.2%
  1,925,017  Anadolu Efes Biracilik ve Malt Sanayii
             AS                                                74,306
 15,948,150  Dogan Yayin Holding AS*                           49,439
  7,140,000  Eregli Demir ve Celik Fabrikalari TAS*            82,110
 25,200,000  Hurriyet Gazetecilik ve Matbaacilik AS*           52,920
  1,603,000  Migros Turk, TAS                                 100,668
 13,411,867  Turkcell Iletisim Hizmetleri AS*                 156,919
 18,835,210  Turkiye Garanti Bankasi AS*                       96,060
 40,184,560  Turkiye Is Bankasi, Class C                      289,329
 15,001,000  Vestel Electronik Sanayi ve Ticaret*              37,503
 73,263,124  Yapi ve Kredi Bankasi AS*                        227,116
                                                       --------------
                                                            1,166,370
                                                       --------------

             United Kingdom - 0.8%
    110,441  Dimension Data Holdings, Plc*                    423,376
                                                       --------------

             United States - 0.5%
     12,100  Asiainfo Holdings, Inc.*                         238,975
                                                       --------------

             Zimbabwe - 0.7%
  1,240,000  Econet Wireless Holdings, Ltd.*                  361,336
                                                       --------------
             Total Common Stocks                           44,791,937
                                                       --------------
             (Cost $51,212,675)

PREFERRED STOCKS - 2.2%

             Brazil - 2.2%
 54,004,221  Banco Bradesco SA                                286,222
  2,619,000  Banco Itau SA                                    229,948
 11,230,000  Centrais Eletricas Brasileiras SA                132,514

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                          SELECT EMERGING MARKETS FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                           Value
     Shares                                               (Note 2)
---------------------------------------------------------------------
             Brazil (continued)
 29,560,000  Cosigua-Siderur Guanabara                 $      230,568
 16,021,487  Telepar                                           94,527
     12,000  Voctorantim Celulose e Papel SA, ADR             181,200
                                                       --------------
                                                            1,154,979
                                                       --------------
             Total Preferred Stocks                         1,154,979
                                                       --------------
             (Cost $1,240,989)

WARRANTS - 5.2%

             India - 0.7%
     80,750  Hindustan Lever, Ltd.                            352,878
                                                       --------------

             Mexico - 0.0%
        818  Cemex SA* (a)                                      1,922
      1,000  Cemex SA, ADR*                                       459
                                                       --------------
                                                                2,381
                                                       --------------

             Russia - 0.4%
     10,920  Norilsk Nickel                                   188,916
                                                       --------------

             South Korea - 0.2%
      9,100  Korea Tobacco                                    123,496
                                                       --------------

             Taiwan - 2.3%
    437,000  Taiwan Semiconductor Manufacturing Co.,
             Ltd.                                           1,126,218
     32,548  Taiwan SMC                                        83,902
                                                       --------------
                                                            1,210,120
                                                       --------------

             United States - 1.6%
      8,400  Infosys Technologies, Ltd.                       676,221
     98,000  United Microelectronics Corp.                    129,360
                                                       --------------
                                                              805,581
                                                       --------------
             Total Warrants                                 2,683,372
                                                       --------------
             (Cost $2,848,634)
Total Investments - 93.9%                                  48,630,288
                                                       --------------
(Cost $55,302,298)
Net Other Assets and Liabilities - 6.1%                     3,131,717
                                                       --------------
Total Net Assets - 100.0%                              $   51,762,005
                                                       ==============

*    Non-income producing security.
(a) All or a portion of this security is out on loan at June 30, 2001; the value of the securities loaned amounted to $5,588,433. The value of collateral amounted to $5,922,180 which consisted of cash equivalents.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 2001, these securities amounted to $263,440 or 0.5% of net assets.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
GDR Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 2001, the aggregate cost on investment securities for tax purposes was $55,302,298. Net unrealized appreciation (depreciation) aggregated $(6,672,010), of which $3,275,038 related to appreciated investment securities and $(9,947,048) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 2001, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $36,399,933 and $32,115,129 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------

                          SELECT EMERGING MARKETS FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

          Industry Concentration of Investments
             as a Percentage of Net Assets:
Telephone Systems                                    18.7%
Electronics                                          14.1
Banking                                               9.1
Financial Services                                    6.4
Oil & Gas                                             6.1
Beverages, Food & Tobacco                             5.1
Electric Utilities                                    3.7
Computer Software & Processing                        3.4
Computers & Information                               3.3
Metals                                                3.1
Mining                                                2.3
Building Materials                                    2.2
Pharmaceuticals                                       2.0
Retailers                                             1.8
Communications                                        1.5
Media - Broadcasting & Publishing                     1.5
Electrical Equipment                                  1.3
Industrial - Diversified                              1.0
Insurance                                             0.9
Automotive                                            0.8
Forest Products & Paper                               0.8
Food Retailers                                        0.7
Household Products                                    0.7
Textiles, Clothing & Fabrics                          0.7
Entertainment & Leisure                               0.6
Real Estate                                           0.6
Chemicals                                             0.5
Commercial Services                                   0.5
Securities Broker                                     0.3
Aerospace & Defense                                   0.1
Home Construction, Furnishings & Appliances           0.1
Net Other Assets and Liabilities                      6.1
                                                    -----
Total                                               100.0%
                                                    =====

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                         SELECT AGGRESSIVE GROWTH FUND

              PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                           Value
     Shares                                               (Note 2)
---------------------------------------------------------------------
COMMON STOCKS - 98.0%

             Advertising - 0.7%
     11,740  Lamar Advertising Company*                $      516,560
     49,500  Omnicom Group, Inc.                            4,257,000
                                                       --------------
                                                            4,773,560
                                                       --------------

             Aerospace & Defense - 0.8%
        900  Embraer - Empresa Brasileira de
             Aeronautica SA, ADR                               35,145
     29,900  General Dynamics Corp.                         2,326,519
     26,400  Northrop Grumman Corp.                         2,114,640
     12,000  Textron, Inc.                                    660,480
                                                       --------------
                                                            5,136,784
                                                       --------------

             Apparel Retailers - 2.1%
     56,200  Abercrombie & Fitch Co., Class A*              2,500,900
     23,501  Chico's FAS, Inc.* (a)                           699,155
    157,200  Kohls Corp.* (a)                               9,861,156
      7,000  The Children's Place Retail Stores,
             Inc.* (a)                                        187,600
                                                       --------------
                                                           13,248,811
                                                       --------------

             Automotive - 0.3%
     43,500  Harley-Davidson, Inc. (a)                      2,047,980
                                                       --------------

             Banking - 1.1%
     83,200  Banc One Corp.                                 2,978,560
     32,700  Bank of America Corp.                          1,962,981
     32,800  Capital One Financial Corp.                    1,968,000
                                                       --------------
                                                            6,909,541
                                                       --------------
             Beverages, Food & Tobacco - 2.0%
     25,500  Constellation Brands, Inc.*                    1,045,500
    273,700  Foster's Brewing Group, Ltd.                     765,402
    177,900  PepsiCo, Inc.                                  7,863,180
     33,400  Philip Morris Cos., Inc.                       1,695,050
     44,700  Sysco Corp.                                    1,213,605
                                                       --------------
                                                           12,582,737
                                                       --------------

             Chemicals - 0.5%
     37,000  Air Products & Chemicals, Inc.                 1,692,750
     31,300  Praxair, Inc.                                  1,471,100
                                                       --------------
                                                            3,163,850
                                                       --------------
             Commercial Services - 2.9%
     20,300  Apollo Group, Inc.*                              861,735
     13,400  Celgene Corp.*                                   386,590
     24,000  Concord EFS, Inc.*                             1,248,240
      2,600  Education Management*                            104,130
     22,500  Fluor Corp.                                    1,015,875
      8,000  Grupo Aeroportuario del Sureste SA, ADR*         149,600
    185,500  Halliburton Co. (a)                            6,603,800
     15,000  Hotel Reservations Network, Inc.*                697,950
     31,200  Jacobs Engineering Group, Inc.*                2,035,176
     66,000  Quest Diagnostics, Inc.*                       4,940,100
      7,500  Rent-A-Center, Inc.* (a)                         394,500
                                                       --------------
                                                           18,437,696
                                                       --------------

             Communications - 3.4%
     40,700  Advanced Fibre Communications, Inc.*             854,700
    177,500  AOL Time Warner, Inc.*                         9,407,500
     29,200  Ciena Corp.*                                   1,109,600
    352,800  Nokia Oyj Corp., Sponsored ADR (a)             7,775,712
     31,200  Nortel Networks Corp.                            283,608
     41,300  NTL, Inc.* (a)                                   497,665
     37,600  Qualcomm, Inc.*                                2,198,848
                                                       --------------
                                                           22,127,633
                                                       --------------

             Computer Software & Processing - 11.8%
     67,100  Activision, Inc.*                              2,633,675
     51,400  Adobe Systems, Inc.                            2,415,800
     50,700  Affiliated Computer Services,
             Class A* (a)                                   3,645,837
     20,100  Brocade Communications Systems,
             Inc.* (a)                                        884,199
     21,500  Cadence Design Systems, Inc.*                    400,545
     26,700  Electronic Arts, Inc.* (a)                     1,545,930
     23,800  Electronic Data Systems Corp.                  1,487,500
     24,400  Electronics for Imaging, Inc.*                   719,800
     29,100  Emulex Corp.*                                  1,175,640
     22,300  GTECH Holdings Corp.*                            791,873
     53,400  IMS Health, Inc.                               1,521,900
    342,700  Microsoft Corp.* (a)                          25,017,100
     27,300  Midway Games, Inc.* (a)                          505,050
    338,900  Oracle Corp.*                                  6,439,100
     99,600  PeopleSoft, Inc.*                              4,903,308
    314,100  Sun Microsystems, Inc.*                        4,937,652
     45,400  SunGard Data Systems, Inc.*                    1,362,454
     35,100  Synopsys, Inc.*                                1,698,489
     70,300  Take-Two Interactive Software,
             Inc.* (a)                                      1,304,065
     64,900  VeriSign, Inc.* (a)                            3,894,649
    128,200  VERITAS Software Corp.*                        8,529,146
                                                       --------------
                                                           75,813,712
                                                       --------------

             Computers & Information - 6.5%
     27,600  Check Point Software Technologies,
             Ltd.* (a)                                      1,395,732
    403,100  Cisco Systems, Inc.*                           7,336,420
     10,700  Comverse Technology, Inc.*                       610,970
    387,100  Dell Computer Corp.*                          10,122,665
    199,000  EMC Corp.*                                     5,780,950
     31,600  Intergraph Corp.*                                486,640
     75,800  International Business Machines
             Corp. (a)                                      8,565,400
     32,300  Lexmark International Group, Inc.*             2,172,175
     36,500  Minnesota Mining and Manufacturing Co.         4,164,650
     31,100  Siebel Systems, Inc.*                          1,458,590
                                                       --------------
                                                           42,094,192
                                                       --------------

             Education - 0.5%
     24,600  Corinthian Colleges, Inc.*                     1,157,922
     30,400  ITT Educational Services, Inc.*                1,368,000
     16,200  Strayer Education, Inc.                          789,750
                                                       --------------
                                                            3,315,672
                                                       --------------

             Electric Utilities - 0.2%
     29,400  Calpine Corp.* (a)                             1,111,320
                                                       --------------

             Electrical Equipment - 0.2%
     48,700  Cirrus Logic, Inc.*                            1,121,561
      7,600  Quanta Services, Inc.*                           167,504
                                                       --------------
                                                            1,289,065
                                                       --------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------

                         SELECT AGGRESSIVE GROWTH FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                           Value
     Shares                                               (Note 2)
---------------------------------------------------------------------
             Electronics - 6.7%
     77,500  Advanced Micro Devices*                   $    2,238,200
     62,900  ASM International NV* (a)                      1,248,565
    114,200  ASM Lithography Holding NV* (a)                2,540,950
     16,000  Flextronics International, Ltd.*                 417,760
     25,600  General Motors Corp., Class H*                   518,400
    167,700  Intel Corp.                                    4,905,225
     47,400  Intersil Holding Corp.*                        1,725,360
     54,800  KLA-Tencor Corp.* (a)                          3,204,156
    153,200  Micron Technology, Inc.*                       6,296,520
     73,400  Novellus Systems, Inc.*                        4,168,386
     77,100  QLogic Corp.*                                  4,969,095
     28,300  STMicroelectronics NV (a)                        962,200
     46,900  Taiwan Semiconductor Manufacturing Co.,
             ADR* (a)                                         712,411
     48,000  Teradyne, Inc.*                                1,588,800
    235,100  Texas Instruments, Inc.                        7,405,650
     13,300  Xilinx, Inc.*                                    548,492
                                                       --------------
                                                           43,450,170
                                                       --------------

             Entertainment & Leisure - 2.1%
     64,800  Harrah's Entertainment, Inc.*                  2,287,440
     78,200  International Game Technology* (a)             4,907,050
     31,700  Mattel, Inc.                                     599,764
     33,200  THQ, Inc.*                                     1,979,716
     67,200  Westwood One, Inc.*                            2,476,320
     34,200  WMS Industries, Inc.*                          1,100,214
                                                       --------------
                                                           13,350,504
                                                       --------------
             Financial Services - 5.3%
    133,200  American Express Co.                           5,168,160
    255,600  Citigroup, Inc.                               13,505,904
      4,100  Fannie Mae                                       349,115
     20,100  Freddie Mac                                    1,407,000
    128,600  Household International, Inc.                  8,577,620
     68,300  Morgan (J.P.) & Co., Inc                       3,046,180
     38,600  Providian Financial Corp.                      2,285,120
                                                       --------------
                                                           34,339,099
                                                       --------------
             Forest Products & Paper - 0.2%
     33,700  Aracruz Celulose SA, Sponsored ADR               630,190
     17,400  Weyerhaeuser Co.                                 956,478
                                                       --------------
                                                            1,586,668
                                                       --------------

             Health Care Providers - 0.7%
     43,900  Covance, Inc.*                                   994,335
     19,800  Laboratory Corp. of America Holdings*          1,522,620
     36,400  Tenet Healthcare Corp.*                        1,877,876
                                                       --------------
                                                            4,394,831
                                                       --------------
             Heavy Machinery - 3.2%
     29,200  American Standard Companies, Inc.*             1,754,920
     78,500  Applied Materials, Inc.*                       3,854,350
     39,600  Brooks Automation, Inc.*                       1,825,560
     20,200  Capstone Turbine Corp.* (a)                      446,218
     21,800  Flowserve Corp.*                                 670,350
     32,300  Global Power Equipment Group, Inc.* (a)          946,390
    133,900  Lam Research Corp.* (a)                        3,970,135
     22,800  Mattson Technology, Inc.*                        398,544
     12,400  Nanometrics, Inc.*                               340,839
     20,000  Pentair, Inc.                                    676,000
     11,600  Rudolph Technologies, Inc.*                      545,200
     42,600  Stanley Works                                  1,784,088
     49,000  United Technologies Corp.                      3,589,740
                                                       --------------
                                                           20,802,334
                                                       --------------

             Industrial - 0.2%
     12,400  SPX Corp.* (a)                                 1,552,232
                                                       --------------

             Industrial - Diversified - 2.5%
    263,500  General Electric Co.                          12,845,625
     54,500  Tyco International, Ltd.                       2,970,250
                                                       --------------
                                                           15,815,875
                                                       --------------

             Insurance - 3.1%
     53,200  AFLAC, Inc.                                    1,675,268
     23,300  Allstate Corp.                                 1,024,967
     99,100  American International Group, Inc.             8,522,600
     50,600  Hartford Financial Services Group, Inc.        3,461,040
     41,900  Metlife, Inc. (a)                              1,298,062
     23,500  MGIC Investment Corp.                          1,707,040
     26,900  St. Paul Cos.                                  1,363,561
     46,470  Willis Group Holdings, Ltd.* (a)                 824,842
                                                       --------------
                                                           19,877,380
                                                       --------------

             Lodging - 0.6%
    103,100  Starwood Hotels & Resorts Worldwide,
             Inc.                                           3,843,568
                                                       --------------

             Media - Broadcasting &
             Publishing - 5.8%
     19,200  Charter Communications, Inc.,
             Class A* (a)                                     448,320
    100,500  Clear Channel Communications, Inc.*            6,301,350
     15,000  Entercom Communications Corp.*                   804,150
     83,000  Fox Entertainment Group, Class A*              2,315,700
     99,100  McGraw-Hill Cos., Inc.                         6,555,465
     18,500  Radio One, Inc.* (a)                             425,500
    124,300  Univision Communications, Inc.*                5,317,554
     69,300  USA Networks, Inc.*                            1,940,400
    252,400  Viacom, Inc., Class B* (a)                    13,061,700
                                                       --------------
                                                           37,170,139
                                                       --------------

             Medical Supplies - 2.0%
     15,100  Allergan, Inc.                                 1,291,050
     15,900  Apogent Technologies, Inc.*                      391,140
     49,500  Baxter International, Inc.                     2,425,500
     83,000  LTX Corp.* (a)                                 2,121,480
     14,900  Ocular Sciences, Inc.*                           378,460
    100,000  Schein (Henry), Inc.*                          3,825,000
     70,600  Serono SA, ADR                                 1,761,470
     17,500  Techne Corp.*                                    568,750
                                                       --------------
                                                           12,762,850
                                                       --------------

             Metals - 0.2%
     42,800  Engelhard Corp.                                1,103,812
                                                       --------------

             Oil & Gas - 1.3%
      9,900  Devon Energy Corp. (a)                           519,750
     21,700  Global Marine, Inc.*                             404,271

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                         SELECT AGGRESSIVE GROWTH FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                           Value
     Shares                                               (Note 2)
---------------------------------------------------------------------
             Oil & Gas (continued)
     16,700  Noble Drilling Corp.*                     $      546,925
    131,300  Schlumberger, Ltd.                             6,912,945
                                                       --------------
                                                            8,383,891
                                                       --------------
             Pharmaceuticals - 15.1%
    109,900  Abbott Laboratories                            5,276,299
     26,100  Abgenix, Inc.*                                 1,174,500
     19,100  AdvancePCS*                                    1,223,355
    160,800  American Home Products Corp.                   9,397,152
     34,900  AmeriSource Health Corp., Class A* (a)         1,929,970
    134,500  AMGEN, Inc.*                                   8,161,460
     40,400  Andrx Corp.*                                   3,110,800
      4,600  Barr Laboratories, Inc.* (a)                     323,886
     38,500  Cardinal Health, Inc.                          2,656,500
     21,600  Elan Corp., Plc, Sponsored ADR* (a)            1,317,600
      3,300  Enzon, Inc.* (a)                                 206,250
     36,100  Forest Laboratories, Inc.* (a)                 2,563,100
    133,900  Genentech, Inc.*                               7,377,890
     86,200  Genzyme Corp.* (a)                             5,258,200
     33,300  Gilead Sciences, Inc.*                         1,937,727
     57,100  Idec Pharmaceuticals Corp.*                    3,865,099
     42,100  Imclone Systems, Inc.* (a)                     2,222,880
     17,800  Inhale Therapeutic Systems, Inc.* (a)            409,400
     76,100  Johnson & Johnson (a)                          3,805,000
     30,000  McKesson HBOC Corp.                            1,113,600
     20,000  Medimmune, Inc.*                                 944,000
     48,600  Millennium Pharmaceuticals*                    1,729,188
     11,200  Myriad Genetics, Inc.* (a)                       709,183
    125,600  Noven Pharmaceuticals, Inc.*                   4,923,520
    160,600  Pfizer, Inc. (a)                               6,432,030
    177,100  Pharmaceutical Product Development,
             Inc.*                                          5,403,321
    123,100  Pharmacia Corp.                                5,656,445
      4,100  Protein Design Labs, Inc.*                       355,716
     57,500  Sepracor, Inc.* (a)                            2,288,500
     42,100  Teva Pharmaceutical Industries, Ltd.,
             Sponsored ADR                                  2,622,830
     30,500  Watson Pharmaceuticals, Inc.*                  1,880,020
     14,600  Zeneca Group, Plc                                681,265
                                                       --------------
                                                           96,956,686
                                                       --------------

             Restaurants - 0.4%
     10,900  CEC Entertainment, Inc.*                         537,915
     43,200  Tricon Global Restaurants, Inc.*               1,896,480
                                                       --------------
                                                            2,434,395
                                                       --------------
             Retailers - 8.7%
     46,500  American Eagle Outfitters, Inc.*               1,638,660
     43,700  Barnes & Noble, Inc.* (a)                      1,719,595
     89,800  Bed Bath & Beyond, Inc.*                       2,801,760
     34,500  BJ's Wholesale Club, Inc.* (a)                 1,837,470
     25,300  Borders Group, Inc.*                             566,720
     27,000  Costco Wholesale Corp.*                        1,109,160
     65,200  CVS Corp.                                      2,516,720
     53,200  Dollar General Corp.                           1,037,400
     56,700  eBay, Inc.* (a)                                3,883,383
     18,400  Electronics Boutique Holdings, Inc.*             584,200
     19,060  Galyan's Trading Co.*                            388,824
    290,600  Home Depot, Inc.                              13,527,430
     87,000  Lowes Cos., Inc.                               6,311,850
    164,300  Target Corp.                                   5,684,780
    138,900  Tiffany & Co.                                  5,030,958
    122,200  Wal-Mart Stores, Inc.                          5,963,360
     38,000  Williams-Sonoma, Inc.*                         1,475,160
                                                       --------------
                                                           56,077,430
                                                       --------------

             Securities Broker - 3.7%
     62,000  Goldman Sachs and Co.                          5,319,600
     37,800  Lehman Brothers Holdings, Inc.                 2,938,950
    159,000  Merrill Lynch & Co., Inc.                      9,420,750
     95,000  Morgan Stanley Dean Witter & Co.               6,101,850
                                                       --------------
                                                           23,781,150
                                                       --------------

             Telephone Systems - 2.6%
    442,600  AT&T Corp. - Liberty Media Group,
             Class A*                                       7,741,074
     39,300  China Unicom, Ltd., ADR* (a)                     695,610
     99,500  Qwest Communications International, Inc.       3,171,065
     34,800  Sprint Corp. (PCS Group)* (a)                    840,420
    194,200  Vodafone Group, Plc, Sponsored ADR (a)         4,340,370
                                                       --------------
                                                           16,788,539
                                                       --------------

             Textiles, Clothing & Fabrics - 0.4%
     24,150  Columbia Sportswear Co.*                       1,231,409
     31,000  Jones Apparel Group, Inc.* (a)                 1,339,200
                                                       --------------
                                                            2,570,609
                                                       --------------

             Transportation - 0.2%
     22,610  Canadian National Railway Co.                    915,705
     18,600  CSX Corp.                                        674,064
                                                       --------------
                                                            1,589,769
                                                       --------------
             Total Common Stocks                          630,684,484
                                                       --------------
             (Cost $636,064,692)

Par Value
---------
U.S. GOVERNMENT AND AGENCY OBLIGATION (b) - 4.1%

             Federal Home Loan Mortgage - 4.1%
$26,400,000  3.94%, 07/02/01                               26,394,221
                                                       --------------
             Total U.S. Government and Agency
             Obligation                                    26,394,221
                                                       --------------
             (Cost $26,394,221)
Total Investments - 102.1%                                657,078,705
                                                       --------------
(Cost $662,458,913)
Net Other Assets and Liabilities - (2.1)%                 (13,745,062)
                                                       --------------
Total Net Assets - 100.0%                              $  643,333,643
                                                       ==============

----------------------------------

*    Non-income producing security.
(a) All or a portion of this security is out on loan at June 30, 2001; the value of the securities loaned amounted to $85,119,515. The value of collateral amounted to $87,788,039 which consisted of cash equivalents.
(b)  Effective yield at time of purchase.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------

                         SELECT AGGRESSIVE GROWTH FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 2001, the aggregate cost of investment securities for tax purposes was $662,458,913. Net unrealized appreciation (depreciation) aggregated $(5,380,208), of which $24,795,907 related to appreciated investment securities and $(30,176,115) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 2001, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $961,695,992 and $1,068,447,227 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                        SELECT CAPITAL APPRECIATION FUND

              PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          Value
    Shares                                               (Note 2)
--------------------------------------------------------------------
COMMON STOCKS - 98.2%

            Advertising - 2.7%
  119,700   Catalina Marketing Corp.*                 $    3,652,047
  127,700   Lamar Advertising Company*                     5,618,800
   56,000   TMP Worldwide, Inc.* (a)                       3,360,000
                                                      --------------
                                                          12,630,847
                                                      --------------

            Automotive - 0.9%
   96,200   ITT Industries, Inc.                           4,256,850
                                                      --------------
            Banking - 1.7%
   52,100   Capital One Financial Corp.                    3,126,000
  125,200   North Fork Bancorp., Inc.                      3,881,200
   40,800   Silicon Valley Bancshares*                       897,600
                                                      --------------
                                                           7,904,800
                                                      --------------

            Beverages, Food & Tobacco - 0.4%
   73,500   Sysco Corp.                                    1,995,525
                                                      --------------
            Chemicals - 0.2%
   22,200   Monsanto Co.                                     821,400
                                                      --------------

            Coal - 0.2%
   25,600   Peabody Energy Corp.*                            838,400
                                                      --------------

            Commercial Services - 11.5%
   90,500   BISYS Group, Inc.* (a)                         5,339,500
   29,100   Celestica, Inc.* (a)                           1,498,650
   52,400   ChoicePoint, Inc.*                             2,203,420
  226,700   Concord EFS, Inc.* (a)                        11,790,667
   26,600   Equifax, Inc.                                    975,688
   50,100   Invitrogen Corp.*                              3,597,180
   81,200   Iron Mountain, Inc.*                           3,641,008
  228,300   KPMG Consulting, Inc.*                         3,504,405
  165,800   Manpower, Inc.                                 4,957,420
  303,800   Republic Services, Inc.*                       6,030,430
  278,300   Robert Half International, Inc.*               6,926,887
  110,600   Viad Corp.                                     2,919,840
   35,800   WebMD Corp.*                                     250,600
                                                      --------------
                                                          53,635,695
                                                      --------------

            Communications - 3.0%
  268,200   Exodus Communications, Inc.*                     552,492
   43,700   L-3 Communications Holdings, Inc.*             3,334,310
   71,000   McLeodUSA, Inc.* (a)                             325,890
   62,900   Mercury Interactive Corp.*                     3,767,710
   25,300   Newport Corp. (a)                                670,450
   42,900   Oni Systems Corp.* (a)                         1,196,910
  168,600   Rogers Communications, Inc.                    2,516,617
   66,600   Sonus Networks, Inc.* (a)                      1,555,776
                                                      --------------
                                                          13,920,155
                                                      --------------

            Computer Software & Processing - 10.4%
   14,800   Adobe Systems, Inc.                              695,600
  135,700   Affiliated Computer Services, Class A*
            (a)                                            9,758,187
   25,700   Brocade Communications Systems, Inc.*          1,130,543
  145,100   Ceridian Corp.*                                2,781,567
   79,400   CNET, Inc.*                                    1,032,200
   88,300   Electronic Arts, Inc.* (a)                     5,112,570
   90,400   Homestore.com, Inc.* (a)                       3,160,384
   59,900   Internet Security Systems, Inc.* (a)           2,908,744
   78,600   Intuit, Inc.*                                  3,143,214
   36,800   McDATA Corp.*                                    645,840
   60,560   Netiq Corp.*                                   1,894,936
  163,500   Peregrine Systems, Inc.*                       4,741,500
  110,500   RealNetworks, Inc.*                            1,298,375
  174,300   SunGard Data Systems, Inc.*                    5,230,743
   78,300   VeriSign, Inc.* (a)                            4,698,783
                                                      --------------
                                                          48,233,186
                                                      --------------

            Computers & Information - 0.3%
   75,800   Informatica Corp.*                             1,315,888
                                                      --------------

            Electric Utilities - 1.3%
   84,300   Aquila, Inc.* (a)                              2,077,995
  126,600   Orion Power Holdings, Inc.*                    3,014,346
   30,300   Reliant Resources, Inc.*                         748,410
                                                      --------------
                                                           5,840,751
                                                      --------------

            Electrical Equipment - 0.5%
   49,700   Teleflex, Inc.                                 2,186,800
                                                      --------------

            Electronics - 8.7%
   84,000   Analog Devices, Inc.*                          3,633,000
   80,100   Applied Micro Circuits Corp.* (a)              1,377,720
  136,300   Flextronics International, Ltd.*               3,558,793
   44,100   Garmin, Ltd.* (a)                              1,007,685
  139,900   Jabil Circuit, Inc.*                           4,317,314
   87,800   KLA-Tencor Corp.* (a)                          5,133,666
  269,600   Lattice Semiconductor Corp.* (a)               6,578,240
   89,600   Maxim Integrated Products, Inc.*               3,961,216
   73,900   Molex Inc., Class A                            2,203,698
   69,200   Novellus Systems, Inc.*                        3,929,868
  103,900   Sanmina Corp.* (a)                             2,432,299
   56,200   Xilinx, Inc.*                                  2,317,688
                                                      --------------
                                                          40,451,187
                                                      --------------

            Financial Services - 6.2%
  211,800   Federated Investors, Inc., Class B             6,819,960
  125,500   Franklin Resources, Inc.                       5,744,135
  136,400   Heller Financial, Inc.                         5,456,000
   18,500   Legg Mason, Inc. (a)                             920,560
  319,700   Waddell & Reed Financial, Class A             10,150,475
                                                      --------------
                                                          29,091,130
                                                      --------------

            Food Retailers - 0.9%
  154,200   Whole Foods Market, Inc.* (a)                  4,178,820
                                                      --------------

            Health Care Providers - 4.7%
  182,200   Health Management Associates, Inc.,
            Class A*                                       3,833,488
   70,200   Laboratory Corp. of America Holdings*          5,398,380
  167,500   Lincare Holding, Inc.*                         5,026,675
   79,900   Wellpoint Health Networks, Inc.*               7,529,776
                                                      --------------
                                                          21,788,319
                                                      --------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------

                        SELECT CAPITAL APPRECIATION FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          Value
   Shares                                               (Note 2)
--------------------------------------------------------------------
            Heavy Machinery - 1.1%
   54,700   Dover Corp.                               $    2,059,455
   51,400   Smith International, Inc.*                     3,078,860
                                                      --------------
                                                           5,138,315
                                                      --------------

            Insurance - 4.3%
  107,400   ACE, Ltd.                                      4,198,266
   36,000   MGIC Investment Corp.                          2,615,040
   36,600   Progressive Corp.                              4,947,954
   92,800   Protective Life Corp.                          3,189,536
  122,000   Radian Group, Inc.                             4,934,900
   10,000   Willis Group Holdings, Ltd.*                     177,500
                                                      --------------
                                                          20,063,196
                                                      --------------

            Media - Broadcasting &
            Publishing - 3.5%
   73,000   Adelphia Communications Corp.* (a)             2,993,000
  223,600   Allegiance Telecom, Inc.*                      3,351,764
  182,800   Charter Communications, Inc., Class A*
            (a)                                            4,268,380
  134,200   Cox Radio, Inc.*                               3,737,470
   29,400   Entercom Communications Corp.*                 1,576,134
   17,700   Rogers Communications, Inc., Class B (a)         268,155
                                                      --------------
                                                          16,194,903
                                                      --------------
            Medical Supplies - 5.6%
   61,600   Allergan, Inc.                                 5,266,800
  221,600   Apogent Technologies, Inc.*                    5,451,360
  103,900   Cytyc Corp.* (a)                               2,394,895
   54,400   Danaher Corp. (a)                              3,046,400
  340,700   Omnicare, Inc.                                 6,882,140
  114,200   Waters Corp.*                                  3,153,062
                                                      --------------
                                                          26,194,657
                                                      --------------

            Oil & Gas - 5.1%
  147,000   BJ Services Co.*                               4,171,860
  121,700   Devon Energy Corp. (a)                         6,389,250
  144,900   Diamond Offshore Drilling, Inc. (a)            4,788,945
  295,400   Ocean Energy, Inc.                             5,154,730
   86,100   Tidewater, Inc.                                3,245,970
                                                      --------------
                                                          23,750,755
                                                      --------------
            Pharmaceuticals - 12.5%
   25,300   Abgenix, Inc.* (a)                             1,138,500
   54,600   Alkermes, Inc.* (a)                            1,916,460
  195,200   AmeriSource Health Corp., Class A* (a)        10,794,560
   74,800   Cephalon, Inc.* (a)                            5,273,400
  128,900   Gilead Sciences, Inc.* (a)                     7,500,691
   35,300   Human Genome Sciences, Inc.* (a)               2,126,825
   51,500   Idec Pharmaceuticals Corp.*                    3,486,035
   28,400   IVAX Corp.* (a)                                1,107,600
  124,100   King Pharmaceuticals, Inc.*                    6,670,375
  124,500   Medimmune, Inc.*                               5,876,400
   39,600   QLT Phototherapeutics, Inc.* (a)                 775,368
   48,000   Sepracor, Inc.* (a)                            1,910,400
   87,800   Shire Pharmaceuticals Group, Plc, ADR*
            (a)                                            4,872,900
   58,700   Teva Pharmaceutical Industries, Ltd.,
            Sponsored ADR (a)                              3,657,010
   17,600   Vertex Pharmaceuticals, Inc.* (a)                871,200
                                                      --------------
                                                          57,977,724
                                                      --------------

            Restaurants - 0.8%
  127,800   Outback Steakhouse, Inc.* (a)                  3,680,640
                                                      --------------

            Retailers - 6.2%
   47,600   Best Buy Co., Inc.*                            3,023,552
  109,100   BJ's Wholesale Club, Inc.* (a)                 5,810,666
  159,400   Dollar Tree Stores, Inc.* (a)                  4,437,696
  204,100   Family Dollar Stores, Inc.                     5,231,083
   92,200   MSC Industrial Co., Class A*                   1,604,280
  147,000   O'Reilly Automotive, Inc.*                     4,218,900
  145,300   TJX Cos., Inc. (a)                             4,630,711
                                                      --------------
                                                          28,956,888
                                                      --------------

            Securities Broker - 0.2%
   85,700   E*TRADE Group, Inc.* (a)                         552,765
   16,700   Instinet Group, Inc.*                            311,288
                                                      --------------
                                                             864,053
                                                      --------------

            Telephone Systems - 3.5%
  164,700   Crown Castle International Corp.* (a)          2,701,080
  121,600   Triton PCS Holdings, Inc.*                     4,985,600
  202,100   Western Wireless Corp., Class A*               8,690,300
                                                      --------------
                                                          16,376,980
                                                      --------------

            Transportation - 1.8%
   38,200   C.H. Robinson Worldwide, Inc.                  1,065,398
   46,800   Expeditors International of Washington,
            Inc.                                           2,807,953
   88,100   Sabre Group Holdings, Inc.*                    4,405,000
                                                      --------------
                                                           8,278,351
                                                      --------------
            Total Common Stocks                          456,566,215
                                                      --------------
            (Cost $357,471,255)

Par Value
---------
U.S. AGENCY OBLIGATIONS (b) - 1.5%

            Federal Home Loan Mortgage - 1.5%
$5,000,000
            3.72%, 07/06/01                                4,997,417
2,044,000
            3.94%, 07/02/01                                2,043,776
                                                      --------------
                                                           7,041,193
                                                      --------------
            Total U.S. Agency Obligations                  7,041,193
                                                      --------------
            (Cost $7,041,193)
Total Investments - 99.7%                                463,607,408
                                                      --------------
(Cost $364,512,448)
Net Other Assets and Liabilities - 0.3%                    1,490,861
                                                      --------------
Total Net Assets - 100.0%                             $  465,098,269
                                                      ==============

----------------------------------

*    Non-income producing security.
(a) All or a portion of this security is out on loan at June 30, 2001; the value of the securities loaned amounted to $111,310,806. The value of collateral amounted to $114,953,373 which consisted of cash equivalents.
(b)  Effective yield at time of purchase.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                        SELECT CAPITAL APPRECIATION FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 2001, the aggregate cost of investment securities for tax purposes was $364,512,448. Net unrealized appreciation (depreciation) aggregated $99,094,960, of which $121,688,348 related to appreciated investment securities and $(22,593,388) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 2001, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $107,524,932 and $150,288,510 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------

                         SELECT VALUE OPPORTUNITY FUND

             PORTFOLIO OF INVESTMENTS - JUNE 30, 2001  (UNAUDITED)
--------------------------------------------------------------------------------

                                                          Value
    Shares                                               (Note 2)
--------------------------------------------------------------------
COMMON STOCKS - 94.1%

            Advertising - 1.7%
   208,200  ADVO, Inc.*                               $    7,110,030
                                                      --------------
            Aerospace & Defense - 3.1%
   340,000  Embraer - Empresa Brasileira de
            Aeronautica SA, ADR (a)                       13,277,000
                                                      --------------
            Automotive - 3.5%
 1,116,200  AutoNation, Inc.*                             12,947,920
    54,628  Goodrich (B.F.) Co.                            2,074,771
   267,700  Mascotech, Inc. (b)                                    0
                                                      --------------
                                                          15,022,691
                                                      --------------
            Banking - 7.7%
   231,955  Charter One Financial, Inc.                    7,399,365
   458,800  Hibernia Corp., Class A                        8,166,640
   412,800  North Fork Bancorp., Inc.                     12,796,800
   135,000  UnionBanCal Corp.                              4,549,500
                                                      --------------
                                                          32,912,305
                                                      --------------
            Chemicals - 6.1%
   135,100  Avery Dennison Corp.                           6,896,855
   449,300  Georgia Gulf Corp.                             6,964,150
   327,500  Lyondell Chemical Co.                          5,036,950
   383,900  Royal Group Technologies, Ltd.* (a)            7,040,726
                                                      --------------
                                                          25,938,681
                                                      --------------
            Coal - 4.4%
   155,000  Arch Coal, Inc.                                4,009,850
   216,100  CONSOL Energy, Inc.                            5,467,330
   476,000  Massey Energy Co.                              9,405,760
                                                      --------------
                                                          18,882,940
                                                      --------------

            Commercial Services - 7.3%
   122,840  Arbitron, Inc.*                                2,960,444
   280,800  KPMG Consulting, Inc.*                         4,310,280
   124,400  Moody's Corp.                                  4,167,400
   196,500  Valassis Communications, Inc.*                 7,034,700
   482,400  Viad Corp.                                    12,735,360
                                                      --------------
                                                          31,208,184
                                                      --------------
            Communications - 3.0%
    86,700  L-3 Communications Holdings, Inc.* (a)         6,615,210
   308,700  Telecorp PCS, Inc.* (a)                        5,979,519
                                                      --------------
                                                          12,594,729
                                                      --------------
            Computer Software & Processing - 6.9%
   271,600  Acxiom Corp.*                                  3,555,244
   479,400  Ceridian Corp.*                                9,190,098
   423,400  Compuware Corp.*                               5,923,366
   212,300  IMS Health, Inc.                               6,050,550
   105,000  Symantec Corp.*                                4,587,450
                                                      --------------
                                                          29,306,708
                                                      --------------

            Electric Utilities - 4.4%
   104,000  Allegheny Energy, Inc.                         5,018,000
   345,900  Allete                                         7,782,750
   267,800  Western Resources, Inc.                        5,757,700
                                                      --------------
                                                          18,558,450
                                                      --------------

            Electrical Equipment - 3.4%
   242,500  Rockwell International Corp.                   9,244,100
   231,700  Thomas & Betts Corp.                           5,113,619
                                                      --------------
                                                          14,357,719
                                                      --------------

            Electronics - 2.2%
   116,400  Amphenol Corp.*                                4,661,820
    74,300  Millipore Corp.                                4,605,114
                                                      --------------
                                                           9,266,934
                                                      --------------

            Entertainment & Leisure - 1.1%
   197,400  Metro-Goldwyn-Mayer, Inc.*                     4,471,110
                                                      --------------

            Health Care Providers - 1.6%
    71,400  Wellpoint Health Networks, Inc.*               6,728,736
                                                      --------------

            Heavy Machinery - 1.3%
   160,000  Pentair, Inc. (a)                              5,408,000
                                                      --------------

            Household Products - 2.9%
   126,100  Fortune Brands, Inc.                           4,837,196
 1,097,300  Owens-Illinois, Inc.* (a)                      7,439,694
                                                      --------------
                                                          12,276,890
                                                      --------------

            Industrial - 1.4%
    49,000  SPX Corp.* (a)                                 6,133,820
                                                      --------------

            Insurance - 7.0%
   118,200  ACE, Ltd.                                      4,620,438
    59,950  AMBAC Financial Group, Inc.                    3,489,090
   304,700  AON Corp.                                     10,664,500
   147,600  Everest Re Group, Ltd.                        11,040,480
                                                      --------------
                                                          29,814,508
                                                      --------------

            Media - Broadcasting &
            Publishing - 1.1%
   183,000  Cablevision Systems Corp. - Rainbow
            Media Group* (a)                               4,721,400
                                                      --------------

            Medical Supplies - 4.0%
   488,000  Edwards Lifesciences Corp.*                   12,863,680
   144,200  Waters Corp.*                                  3,981,362
                                                      --------------
                                                          16,845,042
                                                      --------------

            Oil & Gas - 5.6%
   192,000  Alberta Energy Co., Ltd.                       7,918,080
   168,500  Forest Oil Corp.*                              4,718,000
   135,700  Kinder Morgan, Inc. (a)                        6,818,925
    91,000  Mitchell Energy & Development Corp.            4,208,750
                                                      --------------
                                                          23,663,755
                                                      --------------

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                         SELECT VALUE OPPORTUNITY FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001  (UNAUDITED)
--------------------------------------------------------------------------------

                                                          Value
    Shares                                               (Note 2)
--------------------------------------------------------------------
            Pharmaceuticals - 1.9%
   253,200  ICN Pharmaceuticals, Inc.                 $    8,031,504
                                                      --------------

            Restaurants - 2.5%
   162,100  AFC Enterprises, Inc.*                         3,104,215
   201,500  Outback Steakhouse, Inc.* (a)                  5,803,200
    39,200  Tricon Global Restaurants, Inc.*               1,720,880
                                                      --------------
                                                          10,628,295
                                                      --------------

            Retailers - 5.3%
   182,500  Dollar Tree Stores, Inc.*                      5,080,800
   439,500  Office Depot, Inc.* (a)                        4,562,010
   327,600  Toys R Us, Inc.*                               8,108,100
   148,600  United Stationers, Inc.*                       4,689,816
                                                      --------------
                                                          22,440,726
                                                      --------------

            Securities Broker - 2.1%
   151,900  Bear Stearns Cos., Inc.                        8,957,543
                                                      --------------

            Technology Products - 1.3%
   169,100  Tech Data Corp.*                               5,641,176
                                                      --------------

            Telephone Systems - 1.3%
   340,500  WorldCom, Inc. - MCI Group* (a)                5,482,050
                                                      --------------
            Total Common Stocks                          399,680,926
                                                      --------------
            (Cost $333,877,082)

INVESTMENT COMPANY - 0.7%

   326,900  John Hancock Bank & Thrift Opportunity
            Fund                                           2,899,603
                                                      --------------
            Total Investment Company                       2,899,603
                                                      --------------
            (Cost $2,775,773)
Total Investments - 94.8%                                402,580,529
                                                      --------------
(Cost $336,652,855)
Net Other Assets and Liabilities - 5.2%                   22,086,507
                                                      --------------
Total Net Assets - 100.0%                             $  424,667,036
                                                      ==============

----------------------------------

*    Non-income producing security.
(a) All or a portion of this security is out on loan at June 30, 2001; the value of the securities loaned amounted to $34,263,450. The value of collateral amounted to $35,664,160 which consisted of cash equivalents.
(b)  Contingent Value Obligation
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 2001, the aggregate cost of investment securities for tax purposes was $336,652,855. Net unrealized appreciation (depreciation) aggregated $65,927,674, of which $77,681,965 related to appreciated investment securities and $(11,754,291) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 2001, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $213,328,536 and $228,439,223 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------

                        SELECT INTERNATIONAL EQUITY FUND

              PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                           Value
     Shares                                               (Note 2)
---------------------------------------------------------------------
COMMON STOCKS - 95.8%

             Australia - 3.1%
    130,030  Brambles Industries, Ltd.                 $    3,185,059
    372,470  National Australia Bank, Ltd.                  6,662,483
    390,436  News Corp., Ltd.                               3,590,137
    504,187  Westpac Banking Corp., Ltd.                    3,719,892
                                                       --------------
                                                           17,157,571
                                                       --------------

             China - 0.7%
 18,250,000  Petrochina Co., Ltd.                           3,790,525
                                                       --------------

             Denmark - 0.4%
     58,560  Tele Danmark                                   2,113,817
                                                       --------------

             Finland - 0.4%
     92,845  Nokia Oyj                                      2,105,251
                                                       --------------
             France - 10.8%
    203,090  Alcatel Alsthom                                4,248,968
    183,694  Aventis                                       14,672,485
    409,813  Axa                                           11,680,695
     29,500  Lafarge SA (a)                                 2,523,716
    107,280  Total SA, Class B (a)                         15,029,746
    181,696  Vivendi Universal SA                          10,596,111
                                                       --------------
                                                           58,751,721
                                                       --------------
             Germany - 6.0%
    188,305  Bayer AG                                       7,392,798
    271,209  Bayerische Motoren Werke (BMW) AG (a)          8,982,117
    103,890  HypoVereinsbank                                5,077,468
    213,343  Veba AG (a)                                   11,095,436
                                                       --------------
                                                           32,547,819
                                                       --------------
             Hong Kong - 2.4%
    581,000  Cheung Kong Holdings, Ltd.                     6,331,912
    707,000  China Telecom, Ltd.*                           3,734,727
    356,000  Sun Hung Kai Properties, Ltd.                  3,206,528
                                                       --------------
                                                           13,273,167
                                                       --------------

             Italy - 3.3%
    617,197  ENI SpA (a)                                    7,528,075
  1,142,220  Telecom Italia (a)                            10,255,422
                                                       --------------
                                                           17,783,497
                                                       --------------
             Japan - 14.1%
     40,400  Acom Co., Ltd.                                 3,567,280
    268,000  Canon, Inc.                                   10,832,614
    165,000  Fuji Photo Film                                7,119,255
  1,034,000  Hitachi, Ltd. (Hit. Seisakusho)               10,158,430
     65,000  Hoya Corp.                                     4,118,211
        500  Kao Corp.                                         12,431
     47,900  Murata Manufacturing Co., Ltd.                 3,184,627
    527,000  NEC Corp.                                      7,121,614
      1,118  Nippon Telegraph & Telephone Corp.             5,828,054
        395  NTT Mobile Communcations Network, Inc.         6,874,248
     19,100  Rohm Co., Ltd.                                 2,968,627
     31,400  SMC Corp. (a)                                  3,361,857
     72,400  Sony Corp.                                     4,761,248
    155,000  Takeda Chemical Industries, Ltd.               7,209,887
                                                       --------------
                                                           77,118,383
                                                       --------------

             Netherlands - 13.4%
    459,337  ABN-Amro Holdings                              8,633,469
    348,681  Elsevier NV                                    4,341,532
    104,015  Fortis (NL) NV                                 2,530,331
     73,031  Heineken NV                                    2,946,355
    341,092  ING Groep NV*                                 22,304,176
    333,768  Koninklijke (Royal) Phillips Electronics
             NV                                             8,851,661
    365,575  Koninklijke Ahold NV                          11,457,120
    118,040  Royal Dutch Petroleum Co.                      6,796,849
    136,535  TNT Post Group NV                              2,850,742
     65,469  VNU NV                                         2,218,162
                                                       --------------
                                                           72,930,397
                                                       --------------

             Portugal - 0.3%
    621,234  Electricidade de Portugal SA                   1,483,880
                                                       --------------

             Singapore - 0.8%
    363,075  DBS Group Holding, Ltd.                        2,670,998
    152,000  Singapore Press Holdings, Ltd.                 1,668,960
                                                       --------------
                                                            4,339,958
                                                       --------------

             South Korea - 0.3%
     72,550  Pohang Iron & Steel Co., Sponsored ADR         1,430,686
                                                       --------------

             Spain - 2.6%
    951,914  Banco de Santander                             8,627,387
    439,164  Telefonica SA*                                 5,416,078
                                                       --------------
                                                           14,043,465
                                                       --------------

             Sweden - 0.5%
    514,440  Ericsson AB (a)                                2,816,891
                                                       --------------

             Switzerland - 10.0%
     74,460  Nestle SA                                     15,835,498
    229,120  Novartis AG                                    8,297,650
    103,200  Roche Holdings AG                              7,440,369
      5,991  Schweiz Rueckverisch, Sponsored ADR           11,980,666
     77,713  Union Bank of Switzerland                     11,140,796
                                                       --------------
                                                           54,694,979
                                                       --------------

             United Kingdom - 26.7%
    205,675  3I Group, Plc                                  3,088,025
    506,340  Barclays Bank, Plc                            15,532,536
    741,850  Cable & Wireless, Plc                          4,346,647
    691,360  Cadbury Schweppes, Plc                         4,664,260
    724,412  Compass Group, Plc, Sponsored ADR*             5,805,510
    919,250  Diageo, Plc                                   10,085,827
    389,794  EMI Group, Plc                                 2,197,386
    578,175  GlaxoSmithKline, Plc*                         16,286,612
    233,443  Granada Compass, Plc*                            490,720
    728,190  Hilton Group, Plc                              2,451,233

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                        SELECT INTERNATIONAL EQUITY FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                           Value
     Shares                                               (Note 2)
---------------------------------------------------------------------
             United Kingdom (continued)
  1,307,706  Lloyds TSB Group, Plc                     $   13,067,906
    631,387  Marconi, Plc                                   2,249,884
    381,735  P & O Princess Cruises, Plc*                   1,989,336
     99,975  Pearson, Plc                                   1,650,287
    744,200  Prudential Corp., Plc                          9,003,778
    243,155  Railtrack Group, Plc                           1,138,719
    383,000  Reuters Group, Plc                             4,979,000
    141,400  RMC Group, Plc                                 1,364,213
  2,047,026  Shell Transportation & Trading, Plc           16,952,855
    152,904  Smiths Group, Plc                              1,776,699
    459,196  Unilever, Plc                                  3,874,053
  6,186,547  Vodafone Airtouch, Plc                        13,680,311
    344,010  WPP Group, Plc                                 3,391,663
    119,890  Zeneca Group, Plc                              5,594,307
                                                       --------------
                                                          145,661,767
                                                       --------------
             Total Common Stocks                          522,043,774
                                                       --------------
             (Cost $568,137,206)
Total Investments - 95.8%                                 522,043,774
                                                       --------------
(Cost $568,137,206)
Net Other Assets and Liabilities - 4.2%                    22,694,519
                                                       --------------
Total Net Assets - 100.0%                              $  544,738,293
                                                       ==============

----------------------------------

(a) All or a portion of this security is out on loan at June 30, 2001; the value of the securities loaned amounted to $23,062,955. The value of collateral amounted to $24,489,722 which consisted of cash equivalents.
*    Non-income producing security.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

                                                      In
  Contracts                           Contracts    Exchange
      To                  Settlement      At          For       Unrealized
   Deliver      Currency    Dates       Value       U.S. $     Appreciation
--------------  --------  ----------  ----------  -----------  ------------
  724,226,000       JPY    07/30/01   $5,827,882  $ 6,087,979    $260,097
  494,625,000       JPY    08/31/01    3,994,339    4,001,400       7,061
                                      ----------  -----------    --------
                                      $9,822,221  $10,089,379    $267,158
                                      ==========  ===========    ========

----------------------------------

JPY  JPY Japanese Yen

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 2001, the aggregate cost on investment securities for tax purposes was $568,137,206. Net unrealized appreciation (depreciation) aggregated $(46,093,432), of which $45,895,787 related to appreciated investment securities and $(91,989,219) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 2001, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $54,615,525 and $104,366,819 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------

                        SELECT INTERNATIONAL EQUITY FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

          Industry Concentration of Investments
              as a Percentage of Net Assets:
Banking                                              15.0%
Pharmaceuticals                                      10.9
Oil & Gas                                             9.2
Telephone Systems                                     8.7
Beverages, Food & Tobacco                             6.9
Electronics                                           6.7
Insurance                                             6.5
Communications                                        3.5
Financial Services                                    3.5
Media - Broadcasting & Publishing                     3.4
Food Retailers                                        3.2
Chemicals                                             2.7
Electrical Equipment                                  2.4
Electric Utilities                                    2.3
Industrial                                            1.9
Real Estate                                           1.7
Automotive                                            1.6
Transportation                                        1.2
Heavy Machinery                                       1.1
Medical Supplies                                      0.8
Advertising                                           0.6
Commercial Services                                   0.6
Entertainment & Leisure                               0.5
Lodging                                               0.4
Metals                                                0.3
Building Materials                                    0.2
Net Other Assets and Liabilities                      4.2
                                                    -----
Total                                               100.0%
                                                    =====

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                               SELECT GROWTH FUND

              PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          Value
    Shares                                               (Note 2)
--------------------------------------------------------------------
COMMON STOCKS - 99.1%

            Advertising - 0.6%
    53,900  Omnicom Group, Inc.                       $    4,635,400
                                                      --------------
            Airlines - 0.0%
     5,050  Southwest Airlines, Inc.                          93,374
                                                      --------------

            Apparel Retailers - 1.3%
   161,600  Kohls Corp.* (a)                              10,137,168
                                                      --------------
            Automotive - 1.0%
   178,500  Harley-Davidson, Inc. (a)                      8,403,780
                                                      --------------

            Banking - 7.1%
    94,600  Bank of New York Co., Inc.                     4,540,800
   144,500  Capital One Financial Corp.                    8,670,000
   252,250  Fifth Third Bancorp                           15,147,612
   302,100  MBNA Corp.                                     9,954,195
    38,600  Northern Trust Corp.                           2,412,500
    50,800  State Street Corp.                             2,514,092
   321,600  U.S. Bancorp                                   7,329,264
   179,550  Washington Mutual, Inc.                        6,742,102
                                                      --------------
                                                          57,310,565
                                                      --------------
            Beverages, Food & Tobacco - 6.9%
   269,900  Kraft Foods, Inc.* (a)                         8,366,900
   107,000  Pepsi Bottling Group, Inc.                     4,290,700
   264,800  PepsiCo, Inc.                                 11,704,160
   301,000  Philip Morris Cos., Inc.                      15,275,750
   324,400  Starbucks Corp.* (a)                           7,461,200
   312,100  Sysco Corp.                                    8,473,515
                                                      --------------
                                                          55,572,225
                                                      --------------

            Commercial Services - 0.4%
    62,500  Celestica, Inc. (a)*                           3,218,750
                                                      --------------

            Communications - 4.0%
   402,800  AOL Time Warner, Inc.*                        21,348,400
    40,000  Ciena Corp.*                                   1,520,000
   156,700  Qualcomm, Inc.*                                9,163,816
                                                      --------------
                                                          32,032,216
                                                      --------------
            Computer Software & Processing - 8.1%
    92,700  Adobe Systems, Inc.                            4,356,900
   181,300  BEA Systems, Inc.* (a)                         5,567,723
    63,100  Electronic Arts, Inc.* (a)                     3,653,490
    46,200  Electronic Data Systems Corp.                  2,887,500
   519,200  Microsoft Corp.*                              37,901,600
   156,450  VERITAS Software Corp.*                       10,408,619
                                                      --------------
                                                          64,775,832
                                                      --------------

            Computers & Information - 5.4%
   217,000  Cisco Systems, Inc.*                           3,949,400
   118,400  Comverse Technology, Inc.* (a)                 6,760,640
   422,400  Dell Computer Corp.*                          11,045,760
   139,000  EMC Corp.* (a)                                 4,037,950
    82,400  International Business Machines Corp.          9,311,200
   142,600  Siebel Systems, Inc.*                          6,687,940
    77,650  Symbol Technologies, Inc. (a)                  1,723,830
                                                      --------------
                                                          43,516,720
                                                      --------------

            Cosmetics & Personal Care - 0.7%
    44,300  Colgate-Palmolive Co.                          2,613,257
    65,500  Estee Lauder Cos., Inc., Class A (a)           2,823,050
                                                      --------------
                                                           5,436,307
                                                      --------------

            Electric Utilities - 0.3%
     8,000  Entergy Corp.                                    307,120
    28,500  Florida Power & Light Group Capital,
            Inc.                                           1,715,985
                                                      --------------
                                                           2,023,105
                                                      --------------

            Electronics - 3.1%
    58,500  Flextronics International, Ltd.*               1,527,435
   227,200  Linear Technology Corp.                       10,046,784
   152,000  Maxim Integrated Products, Inc.*               6,719,920
    75,500  Micron Technology, Inc.*                       3,103,050
    54,200  Sanmina Corp.*                                 1,268,822
    85,200  Texas Instruments, Inc.                        2,683,800
                                                      --------------
                                                          25,349,811
                                                      --------------

            Entertainment & Leisure - 1.4%
   388,700  Walt Disney Co.                               11,229,543
                                                      --------------

            Financial Services - 7.2%
   412,350  Charles Schwab Corp.                           6,308,955
   643,900  Citigroup, Inc.                               34,023,676
   179,500  Fannie Mae                                    15,284,425
    30,600  Household International, Inc.                  2,041,020
                                                      --------------
                                                          57,658,076
                                                      --------------

            Health Care Providers - 0.7%
   122,000  HCA - The Healthcare Corporation               5,513,180
                                                      --------------

            Heavy Machinery - 0.8%
    90,200  Applied Materials, Inc.*                       4,428,820
    69,900  Baker Hughes, Inc.                             2,341,650
                                                      --------------
                                                           6,770,470
                                                      --------------

            Industrial - Diversified - 9.8%
 1,091,200  General Electric Co.                          53,196,000
   473,900  Tyco International, Ltd.                      25,827,550
                                                      --------------
                                                          79,023,550
                                                      --------------

            Insurance - 4.4%
   129,000  ACE, Ltd.                                      5,042,610
   262,825  American International Group, Inc.            22,602,950
   130,100  Unitedhealth Group, Inc.                       8,033,675
                                                      --------------
                                                          35,679,235
                                                      --------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------

                               SELECT GROWTH FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          Value
    Shares                                               (Note 2)
--------------------------------------------------------------------
            Lodging - 0.6%
    94,700  Marriott International, Inc., Class
            A (a)                                     $    4,483,098
                                                      --------------

            Media - Broadcasting &
            Publishing - 3.6%
   129,200  Clear Channel Communications, Inc.*            8,100,840
    84,200  Univision Communications, Inc.* (a)            3,602,076
   332,661  Viacom, Inc., Class B* (a)                    17,215,207
                                                      --------------
                                                          28,918,123
                                                      --------------
            Medical Supplies - 2.9%
   124,600  Allergan, Inc.                                10,653,300
   225,300  Medtronic, Inc.                               10,366,053
    40,300  St. Jude Medical, Inc.* (a)                    2,418,000
                                                      --------------
                                                          23,437,353
                                                      --------------

            Oil & Gas - 5.2%
     1,700  Dynegy, Inc.                                      79,050
   138,600  El Paso Energy Corp.                           7,282,044
   275,800  Enron Corp.                                   13,514,200
   170,200  Exxon Mobil Corp.                             14,866,970
    42,900  Royal Dutch Petroleum Co.                      2,499,783
    80,300  Transocean Sedco Forex, Inc.                   3,312,375
                                                      --------------
                                                          41,554,422
                                                      --------------
            Pharmaceuticals - 13.1%
   274,600  American Home Products Corp.                  16,047,624
    83,150  Cardinal Health, Inc.                          5,737,350
    43,500  Genentech, Inc.*                               2,396,850
   471,300  Johnson & Johnson                             23,565,000
    52,100  Lilly (Eli) & Co.                              3,855,400
   242,300  Merck & Co., Inc.                             15,485,393
   628,375  Pfizer, Inc.                                  25,166,419
    72,700  Pharmacia Corp.                                3,340,565
   268,700  Schering-Plough Corp.                          9,737,688
                                                      --------------
                                                         105,332,289
                                                      --------------

            Retailers - 4.7%
    60,200  Best Buy Co., Inc.*                            3,823,904
   154,200  Lowes Cos., Inc.                              11,187,210
   149,200  Rite Aid Corp.*                                1,342,800
   168,200  Walgreen Co.                                   5,744,030
   321,200  Wal-Mart Stores, Inc.                         15,674,560
                                                      --------------
                                                          37,772,504
                                                      --------------

            Securities Broker - 1.6%
    72,100  Goldman Sachs and Co.                          6,186,180
   104,600  Morgan Stanley Dean Witter & Co.               6,718,458
                                                      --------------
                                                          12,904,638
                                                      --------------

            Telephone Systems - 4.2%
   122,300  Amdocs, Ltd.*                                  6,585,855
   318,000  AT&T Corp. - Liberty Media Group,
            Class A*                                       5,561,820
   534,700  Qwest Communications International, Inc.      17,040,889
   197,400  Sprint Corp. (PCS Group)* (a)                  4,767,210
                                                      --------------
                                                          33,955,774
                                                      --------------
            Total Common Stocks                          796,737,508
                                                      --------------
            (Cost $771,205,161)

INVESTMENT COMPANY - 2.2%

17,952,510  Marshall Money Market Fund                    17,952,510
                                                      --------------
            Total Investment Company                      17,952,510
                                                      --------------
            (Cost $17,952,510)
Total Investments - 101.3%                               814,690,018
                                                      --------------
(Cost $789,157,671)
Net Other Assets and Liabilities - (1.3)%                (10,198,695)
                                                      --------------
Total Net Assets - 100.0%                             $  804,491,323
                                                      ==============

----------------------------------

*    Non-income producing security.
(a) All or a portion of this security is out on loan at June 30, 2001; the value of the securities loaned amounted to $50,216,947. The value of collateral amounted to $52,071,437 which consisted of cash equivalents.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 2001, the aggregate cost of investment securities for tax purposes was $789,157,671. Net unrealized appreciation (depreciation) aggregated $25,532,347, of which $86,340,849 related to appreciated investment securities and $(60,808,502) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 2001, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $492,071,058 and $547,831,992 of non-governmental issuers, respectively, and $0 and $5,998,125 of U.S. Government and Agency issuers, respectively.

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                          SELECT STRATEGIC GROWTH FUND

              PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      Value
Shares                                               (Note 2)
----------------------------------------------------------------
COMMON STOCKS - 91.5%

        Advertising - 1.5%
28,000  Ventiv Health, Inc.*                      $      577,920
                                                  --------------

        Beverages, Food & Tobacco - 0.2%
9,900   Peet's Coffee & Tea, Inc.*                        81,378
                                                  --------------
        Commercial Services - 16.4%
7,100   Celgene Corp.*                                   204,835
32,900  Corporate Executive Board Co.*                 1,381,800
32,000  CSG Systems International, Inc.*               1,856,000
2,100   DiamondCluster International, Inc.,
        Class A*                                          26,733
18,200  Goto.com, Inc.*                                  353,990
33,100  Hotjobs.com, Ltd.*                               297,900
39,900  Interwoven, Inc.*                                674,310
12,900  Lexicon Genetics, Inc.*                          161,250
20,300  Macrovision Corp.*                             1,390,550
5,435   WebMethods, Inc.*                                115,113
                                                  --------------
                                                       6,462,481
                                                  --------------

        Communications - 6.3%
8,600   Advanced Fibre Communications, Inc.*             180,600
8,900   Mercury Interactive Corp.*                       533,110
8,514   Openwave Systems, Inc.*                          295,436
18,600  Polycom, Inc.*                                   429,474
11,100  Sonus Networks, Inc.*                            259,296
17,000  Spectrasite Holdings, Inc.*                      123,080
25,000  WebEx Communications, Inc.*                      666,500
                                                  --------------
                                                       2,487,496
                                                  --------------

        Computer Software & Processing - 20.9%
5,300   Agile Software Corp.*                             90,100
14,000  AremisSoft Corp.*                                226,800
6,300   CheckFree Corp.*                                 220,941
15,200  DigitalThink, Inc.*                              106,704
18,300  Docent, Inc.*                                    183,000
8,850   E.piphany, Inc.*                                  89,916
31,200  Extensity, Inc.*                                 315,120
27,600  HNC Software, Inc.*                              690,000
11,300  Manugistics Group, Inc.*                         283,630
6,000   McDATA Corp.*                                    105,300
15,300  Micromuse, Inc.*                                 428,247
21,400  Peregrine Systems, Inc.*                         620,600
21,900  Quest Software, Inc.*                            826,725
44,428  Retek, Inc.*                                   2,129,878
14,400  SeeBeyond Technology Corp.*                      228,960
31,000  Selectica, Inc.*                                 132,680
  200   Simplex Solutions, Inc.*                           4,740
14,900  Smartforce, Plc, ADR*                            524,927
16,900  Support.com, Inc.*                               109,005
26,900  Tibco Software, Inc.*                            343,513
9,200   VeriSign, Inc.*                                  552,092
                                                  --------------
                                                       8,212,878
                                                  --------------

        Computers & Information - 4.1%
9,900   Digex, Inc.*                                     128,700
24,600  Informatica Corp.*                               427,056
30,700  Read-Rite Corp.*                                 163,631
13,400  Sapient Corp.*                                   130,650
16,400  Siebel Systems, Inc.*                            769,160
                                                  --------------
                                                       1,619,197
                                                  --------------

        Electrical Equipment - 1.3%
15,900  Micrel, Inc.*                                    524,700
                                                  --------------

        Electronics - 12.0%
15,200  Active Power, Inc.*                              253,536
5,200   Elantec Semiconductor, Inc.*                     175,708
13,600  Exar Corp.*                                      268,736
41,500  Gemstar-TV Guide International, Inc.*          1,767,900
14,700  Maxim Integrated Products, Inc.*                 649,887
14,900  Multilink Technology Corp.*                      213,070
32,900  Semtech Corp.*                                   987,000
20,000  Silicon Image, Inc.*                             100,000
24,400  Transmeta Corp.*                                 136,152
9,300   TranSwitch Corp.*                                102,300
7,100   Virata Corp.*                                     84,135
                                                  --------------
                                                       4,738,424
                                                  --------------

        Entertainment & Leisure - 1.4%
15,200  Westwood One, Inc.*                              560,120
                                                  --------------

        Food Retailers - 0.7%
8,100   Fleming Cos., Inc.                               289,170
                                                  --------------

        Health Care Providers - 1.2%
6,150   Accredo Health, Inc.*                            228,719
  300   American Healthways, Inc.*                        11,556
7,800   First Health Group Corp.*                        188,136
2,600   Option Care, Inc.*                                39,520
  200   Unilab Corp.*                                      5,040
                                                  --------------
                                                         472,971
                                                  --------------

        Heavy Machinery - 0.9%
11,500  Capstone Turbine Corp.*                          254,035
2,200   Varian Semiconductor Equipment
        Associates, Inc.*                                 92,400
                                                  --------------
                                                         346,435
                                                  --------------

        Insurance - 1.7%
40,100  Conseco, Inc.*                                   547,365
5,900   Odyssey Re Holdings Corp.*                       106,613
  700   Willis Group Holdings, Ltd.*                      12,425
                                                  --------------
                                                         666,403
                                                  --------------

        Media - Broadcasting &
        Publishing - 6.7%
15,600  Cox Radio, Inc.*                                 434,460
5,200   Entercom Communications Corp.*                   278,772
23,100  Mediacom Communications Corp.*                   407,946
34,786  Primedia, Inc.*                                  236,197
15,600  Radio One, Inc.*                                 358,800

                       See Notes to Financial Statements.
--------------------------------------------------------------------------

                          SELECT STRATEGIC GROWTH FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      Value
Shares                                              (Note 2)
----------------------------------------------------------------
        Media - Broadcasting &
        Publishing (continued)
31,400  Radio One, Inc., Class D*                 $      692,370
25,300  Spanish Broadcasting System, Inc.,
        Class A*                                         207,713
                                                  --------------
                                                       2,616,258
                                                  --------------

        Medical Supplies - 0.6%
3,700   CV Therapeutics, Inc.*                           210,900
1,700   Cymer, Inc.*                                      42,993
                                                  --------------
                                                         253,893
                                                  --------------

        Pharmaceuticals - 10.8%
10,400  Abgenix, Inc.*                                   468,000
5,200   Albany Molecular Research, Inc.*                 197,652
14,500  Alkermes, Inc.*                                  508,950
10,800  Andrx Corp.*                                     831,600
11,800  Arena Pharmaceuticals, Inc.*                     359,782
5,500   Cell Therapeutics, Inc.*                         152,020
15,000  Imclone Systems, Inc.*                           792,000
19,100  Interneuron Pharmaceuticals, Inc.*               162,159
2,600   Myriad Genetics, Inc.*                           164,632
6,600   Praecis Pharmaceuticals, Inc.*                   108,504
11,500  Titan Pharmaceuticals, Inc.*                     345,115
2,900   Vertex Pharmaceuticals, Inc.*                    143,550
                                                  --------------
                                                       4,233,964
                                                  --------------

        Restaurants - 0.4%
6,500   California Pizza Kitchen, Inc.*                  151,125
                                                  --------------

        Retailers - 3.8%
18,200  Cost Plus, Inc.*                                 546,000
5,500   Duane Reade, Inc.*                               178,750
6,600   eBay, Inc.*                                      452,034
11,100  Linens 'N Things, Inc.*                          303,252
                                                  --------------
                                                       1,480,036
                                                  --------------

        Textiles, Clothing & Fabrics - 0.6%
12,100  Oakley, Inc.*                                    223,850
                                                  --------------
        Total Common Stocks                           35,998,699
                                                  --------------
        (Cost $45,405,515)
Total Investments - 91.5%                             35,998,699
                                                  --------------
(Cost $45,405,515)
Net Other Assets and Liabilities - 8.5%                3,361,265
                                                  --------------
Total Net Assets - 100.0%                         $   39,359,964
                                                  ==============

----------------------------------

*    Non-income producing security.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 2001, the aggregate cost of investment securities for tax purposes was $45,405,515. Net unrealized appreciation (depreciation) aggregated $(9,406,816), of which $3,088,485 related to appreciated investment securities and $(12,495,301) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 2001, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $8,420,625 and $3,266,403 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                                CORE EQUITY FUND

              PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        Value
  Shares                                               (Note 2)
------------------------------------------------------------------
COMMON STOCKS - 98.6%

          Advertising - 0.8%
219,400   Interpublic Group of Companies, Inc.      $    6,439,390
                                                    --------------
          Aerospace & Defense - 1.0%
 66,300   Boeing Co.                                     3,686,280
 59,050   Honeywell International, Inc.                  2,066,159
 21,900   Northrop Grumman Corp.                         1,754,190
                                                    --------------
                                                         7,506,629
                                                    --------------
          Airlines - 0.5%
 75,000   Continental Airlines, Inc.* (a)                3,693,750
                                                    --------------

          Apparel Retailers - 0.5%
121,400   Gap, Inc.                                      3,520,600
 38,800   Limited, Inc.                                    640,976
                                                    --------------
                                                         4,161,576
                                                    --------------
          Automotive - 1.0%
330,685   Ford Motor Co.                                 8,118,317
                                                    --------------

          Banking - 9.1%
266,700   Bank of America Corp.                         16,010,001
170,500   Bank of New York Co., Inc.                     8,184,000
122,200   Capital One Financial Corp.                    7,332,000
282,400   First Union Corp.                              9,867,056
164,400   FleetBoston Financial Corp.                    6,485,580
 21,400   PNC Bank Corp.                                 1,407,906
 31,300   Suntrust Banks, Inc.                           2,027,614
200,000   U.S. Bancorp                                   4,558,000
 14,650   Washington Mutual, Inc.                          550,107
349,100   Wells Fargo Co.                               16,208,713
                                                    --------------
                                                        72,630,977
                                                    --------------

          Beverages, Food & Tobacco - 5.3%
140,700   Anheuser-Busch Companies, Inc.                 5,796,840
223,300   Coca-Cola Co.                                 10,048,500
 85,100   General Mills, Inc.                            3,725,678
162,400   PepsiCo, Inc.                                  7,178,080
136,800   Philip Morris Cos., Inc.                       6,942,600
 37,700   Safeway, Inc.*                                 1,809,600
115,800   Unilever NV, ADR                               6,898,206
                                                    --------------
                                                        42,399,504
                                                    --------------

          Chemicals - 2.4%
220,100   Air Products & Chemicals, Inc.                10,069,575
 75,000   PPG Industries, Inc.                           3,942,750
153,300   Rohm & Haas Co. (a)                            5,043,570
                                                    --------------
                                                        19,055,895
                                                    --------------
          Communications - 2.8%
280,450   AOL Time Warner, Inc.*                        14,863,850
226,200   Lucent Technologies, Inc.                      1,402,440
232,100   Nortel Networks Corp. (a)                      2,109,789
 52,300   Qualcomm, Inc.*                                3,058,504
 54,600   Tellabs, Inc.*                                 1,058,148
                                                    --------------
                                                        22,492,731
                                                    --------------

          Computer Software & Processing - 7.0%
172,400   Electronic Data Systems Corp.                 10,775,000
410,000   Microsoft Corp.*                              29,930,000
317,000   Oracle Corp.*                                  6,023,000
548,200   Sun Microsystems, Inc.*                        8,617,704
                                                    --------------
                                                        55,345,704
                                                    --------------

          Computers & Information - 5.1%
304,700   Cisco Systems, Inc.*                           5,545,540
310,000   Dell Computer Corp.*                           8,106,500
459,900   EMC Corp.*                                    13,360,095
 80,000   International Business Machines Corp.          9,040,000
 97,300   Siebel Systems, Inc.*                          4,563,370
                                                    --------------
                                                        40,615,505
                                                    --------------

          Cosmetics & Personal Care - 1.2%
159,100   Avon Products, Inc.                            7,363,148
 37,100   Procter & Gamble Co.                           2,366,980
                                                    --------------
                                                         9,730,128
                                                    --------------

          Electric Utilities - 2.3%
244,900   Duke Energy Corp.                              9,553,549
 91,500   Exelon Corp.                                   5,866,980
 92,400   Reliant Energy, Inc.                           2,976,204
                                                    --------------
                                                        18,396,733
                                                    --------------

          Electronics - 5.5%
144,300   Analog Devices, Inc.*                          6,240,975
186,100   General Motors Corp., Class H*                 3,768,525
249,500   Intel Corp.                                    7,297,875
 93,000   KLA-Tencor Corp.* (a)                          5,437,710
 50,500   Micron Technology, Inc.*                       2,075,550
124,900   Novellus Systems, Inc.*                        7,093,071
164,500   Teradyne, Inc.*                                5,444,950
 35,700   Vitesse Semiconductor Corp.* (a)                 751,128
140,300   Xilinx, Inc.*                                  5,785,972
                                                    --------------
                                                        43,895,756
                                                    --------------

          Entertainment & Leisure - 0.8%
202,900   Carnival Corp.                                 6,229,030
                                                    --------------

          Financial Services - 3.8%
100,800   Charles Schwab Corp.                           1,542,240
287,966   Citigroup, Inc.                               15,216,123
149,600   Freddie Mac                                   10,472,000
 38,400   Household International, Inc.                  2,561,280
                                                    --------------
                                                        29,791,643
                                                    --------------

          Food Retailers - 0.6%
173,100   Kroger Co.*                                    4,327,500
                                                    --------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------

                                CORE EQUITY FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        Value
 Shares                                               (Note 2)
------------------------------------------------------------------
          Health Care Providers - 1.3%
102,800   HCA - The Healthcare Corporation          $    4,645,532
368,800   HEALTHSOUTH Corp.*                             5,889,736
                                                    --------------
                                                        10,535,268
                                                    --------------

          Heavy Machinery - 3.1%
108,300   Applied Materials, Inc.*                       5,317,530
 53,100   Baker Hughes, Inc.                             1,778,850
 88,400   Caterpillar, Inc.                              4,424,420
 74,700   Parker-Hannifin Corp.                          3,170,268
132,400   United Technologies Corp.                      9,699,624
                                                    --------------
                                                        24,390,692
                                                    --------------

          Industrial - Diversified - 5.9%
653,100   General Electric Co.                          31,838,625
270,200   Tyco International, Ltd.                      14,725,900
                                                    --------------
                                                        46,564,525
                                                    --------------

          Insurance - 4.9%
136,800   ACE, Ltd.                                      5,347,512
175,300   American International Group, Inc.            15,075,800
 69,900   Chubb Corp.                                    5,412,357
 28,600   CIGNA Corp.                                    2,740,452
 32,400   Hartford Financial Services Group, Inc.        2,216,160
 83,600   Health Net, Inc.*                              1,454,640
138,200   St. Paul Cos.                                  7,005,358
                                                    --------------
                                                        39,252,279
                                                    --------------

          Media - Broadcasting &
          Publishing - 1.3%
 96,300   Charter Communications, Inc., Class A*         2,248,605
 73,800   Clear Channel Communications, Inc.*            4,627,260
 54,600   Fox Entertainment Group, Class A*              1,523,340
 43,000   Viacom, Inc., Class B*                         2,225,250
                                                    --------------
                                                        10,624,455
                                                    --------------

          Medical Supplies - 1.1%
 51,700   Baxter International, Inc.                     2,533,300
 45,700   Medtronic, Inc.                                2,102,657
156,900   Waters Corp.*                                  4,332,009
                                                    --------------
                                                         8,967,966
                                                    --------------
          Metals - 1.4%
166,600   Alcoa, Inc.                                    6,564,040
182,600   Masco Corp.                                    4,557,696
                                                    --------------
                                                        11,121,736
                                                    --------------
          Oil & Gas - 5.9%
157,800   BP Amoco, Plc, Sponsored ADR                   7,866,330
  1,900   Chevron Corp.                                    171,950
 15,200   Conoco, Inc., Class B                            439,280
 41,142   El Paso Energy Corp.                           2,161,601
 33,800   Ensco International, Inc.                        790,920
252,800   Exxon Mobil Corp.                             22,082,080
 75,500   Global Marine, Inc.*                           1,406,565
 78,400   Royal Dutch Petroleum Co.                      4,568,368
 54,000   Texaco, Inc.                                   3,596,400
 47,400   Tidewater, Inc.                                1,786,980
 51,600   Transocean Sedco Forex, Inc.                   2,128,500
                                                    --------------
                                                        46,998,974
                                                    --------------

          Pharmaceuticals - 10.3%
194,200   Abbott Laboratories                            9,323,542
180,000   American Home Products Corp.                  10,519,200
246,500   Bristol-Myers Squibb Co.                      12,891,950
113,600   Johnson & Johnson                              5,680,000
  2,300   Lilly (Eli) & Co.                                170,200
 68,200   Medimmune, Inc.*                               3,219,040
 85,800   Merck & Co., Inc.                              5,483,478
595,450   Pfizer, Inc.                                  23,847,773
140,000   Pharmacia Corp.                                6,433,000
107,600   Schering-Plough Corp.                          3,899,424
                                                    --------------
                                                        81,467,607
                                                    --------------

          Retailers - 4.1%
 78,700   CVS Corp. (a)                                  3,037,820
108,800   Dollar General Corp. (a)                       2,121,600
173,500   Home Depot, Inc.                               8,076,425
 96,300   RadioShack Corp.                               2,937,150
328,800   Wal-Mart Stores, Inc.                         16,045,440
                                                    --------------
                                                        32,218,435
                                                    --------------

          Securities Broker - 1.8%
 43,500   Goldman Sachs and Co. (a)                      3,732,300
 47,800   Lehman Brothers Holdings, Inc.                 3,716,450
117,200   Merrill Lynch & Co., Inc.                      6,944,100
                                                    --------------
                                                        14,392,850
                                                    --------------

          Telephone Systems - 6.6%
191,256   AT&T Corp.                                     4,207,632
212,701   Qwest Communications International, Inc.       6,778,781
401,492   SBC Communications, Inc.                      16,083,770
191,500   Sprint Corp. (PCS Group)* (a)                  4,624,725
275,500   Verizon Communications                        14,739,250
440,229   Worldcom, Inc.* (a)                            6,251,252
      4   WorldCom, Inc. - MCI Group*                           64
                                                    --------------
                                                        52,685,474
                                                    --------------

          Transportation - 1.2%
$35,200   CSX Corp.                                      1,275,648
367,700   Royal Caribbean Cruises, Ltd. (a)              8,129,847
                                                    --------------
                                                         9,405,495
                                                    --------------
          Total Common Stocks                          783,456,524
                                                    --------------
          (Cost $792,151,592)
Total Investments - 98.6%                              783,456,524
                                                    --------------
(Cost $792,151,592)
Net Other Assets and Liabilities - 1.4%                 10,959,353
                                                    --------------
Total Net Assets - 100.0%                           $  794,415,877
                                                    ==============


----------------------------------

*    Non-income producing security.

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                                CORE EQUITY FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
(a) All or a portion of this security is out on loan at June 30, 2001; the value of the securities loaned amounted to $23,765,522. The value of collateral amounted to $24,493,201 which consisted of cash equivalents.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 2001, the aggregate cost of investment securities for tax purposes was $792,151,592. Net unrealized appreciation (depreciation) aggregated $(8,695,068), of which $55,779,817 related to appreciated investment securities and $(64,474,885) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 2001, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $675,471,487 and $715,006,691 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------

                               EQUITY INDEX FUND

              PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         Value
   Shares                                               (Note 2)
-------------------------------------------------------------------
COMMON STOCKS - 99.3%

           Advertising - 0.3%
  18,900   Interpublic Group of Companies, Inc.      $      554,715
   9,400   Omnicom Group, Inc.                              808,400
   5,400   TMP Worldwide, Inc.* (a)                         324,000
                                                     --------------
                                                          1,687,115
                                                     --------------

           Aerospace & Defense - 1.1%
  43,938   Boeing Co.                                     2,442,953
  10,100   General Dynamics Corp.                           785,881
  40,575   Honeywell International, Inc.                  1,419,719
  21,882   Lockheed Martin Corp.                            810,728
   4,300   Northrop Grumman Corp.                           344,430
   7,200   Textron, Inc.                                    396,288
                                                     --------------
                                                          6,199,999
                                                     --------------

           Airlines - 0.4%
   7,700   AMR Corp.*                                       278,201
   6,100   Delta Air Lines, Inc.                            268,888
  15,500   FedEx Corp.*                                     623,100
  38,118   Southwest Airlines, Inc.                         704,802
   3,200   U.S. Airways Group, Inc.*                         77,760
                                                     --------------
                                                          1,952,751
                                                     --------------
           Apparel Retailers - 0.5%
  43,050   Gap, Inc.                                      1,248,450
  16,800   Kohls Corp.*                                   1,053,864
  21,400   Limited, Inc.                                    353,528
   6,700   Nordstrom, Inc. (a)                              124,285
                                                     --------------
                                                          2,780,127
                                                     --------------

           Automotive - 1.3%
   3,600   Cooper Tire & Rubber Co.                          51,120
   7,409   Dana Corp.                                       172,926
  28,028   Delphi Automotive Systems Corp.                  446,486
  91,781   Ford Motor Co.                                 2,253,224
  27,700   General Motors Corp.                           1,782,495
   8,650   Genuine Parts Co.                                272,475
   5,100   Goodrich (B.F.) Co.                              193,698
   7,900   Goodyear Tire & Rubber Co.                       221,200
  15,200   Harley-Davidson, Inc.                            715,616
   4,400   ITT Industries, Inc.                             194,700
   2,900   Navistar International Corp.*                     81,577
   3,780   Paccar, Inc.                                     194,368
   6,200   TRW, Inc.                                        254,200
   6,536   Visteon Corp.                                    120,132
                                                     --------------
                                                          6,954,217
                                                     --------------

           Banking - 6.4%
  18,600   Amsouth Bancorp                                  343,914
  58,475   Banc One Corp.                                 2,093,405
  80,659   Bank of America Corp.                          4,841,960
  37,000   Bank of New York Co., Inc.                     1,776,000
  20,400   BB&T Corp.                                       748,680
  10,437   Capital One Financial Corp.                      626,220
  10,350   Charter One Financial, Inc.                      330,165
   8,950   Comerica, Inc.                                   515,520
  28,905   Fifth Third Bancorp                            1,735,745
  49,296   First Union Corp.                              1,722,402
  54,452   FleetBoston Financial Corp.                    2,148,131
   8,000   Golden West Financial Corp.                      513,920
  12,449   Huntington Bancshares, Inc.                      203,541
  21,200   KeyCorp                                          552,260
  42,718   MBNA Corp.                                     1,407,558
  23,900   Mellon Financial Corp.                         1,099,400
  30,200   National City Corp.                              929,556
  11,200   Northern Trust Corp.                             700,000
  14,600   PNC Bank Corp.                                   960,534
  11,500   Regions Financial Corp.                          368,000
  17,000   Southtrust Corp.                                 442,000
  16,400   State Street Corp.                               811,636
  14,800   Suntrust Banks, Inc. (a)                         958,744
  14,500   Synovus Financial Corp. (a)                      455,010
  95,734   U.S. Bancorp                                   2,181,778
   6,900   Union Planters Corp.                             300,840
  10,700   Wachovia Corp.                                   761,305
  44,174   Washington Mutual, Inc.                        1,658,734
  86,330   Wells Fargo Co.                                4,008,302
   4,600   Zions Bancorp.                                   271,400
                                                     --------------
                                                         35,466,660
                                                     --------------

           Beverages, Food & Tobacco - 4.9%
   1,900   Adolph Coors Co.                                  95,342
  45,200   Anheuser-Busch Companies, Inc.                 1,862,240
  31,566   Archer-Daniels-Midland Co.                       410,358
   3,500   Brown Forman Corp., Class B                      223,790
  20,500   Campbell Soup Co.                                527,875
 124,900   Coca-Cola Co.                                  5,620,500
  21,100   Coca-Cola Enterprises, Inc.                      344,985
  26,800   Conagra, Inc.                                    530,908
  14,300   General Mills, Inc.                              626,054
  17,600   H.J. Heinz Co.                                   719,664
   5,300   Hercules, Inc. (a)                                59,890
   6,900   Hershey Foods Corp.                              425,799
  20,400   Kellogg Co.                                      591,600
   7,200   Pepsi Bottling Group, Inc.                       288,720
  73,600   PepsiCo, Inc.                                  3,253,120
 110,600   Philip Morris Cos., Inc.                       5,612,950
   6,600   Quaker Oats Co.                                  602,250
  15,600   Ralston Purina Group                             468,312
  25,400   Safeway, Inc.*                                 1,219,200
  19,000   Starbucks Corp.* (a)                             437,000
   6,600   Supervalu, Inc.                                  115,830
  33,800   Sysco Corp.                                      917,670
  28,789   Unilever NV, ADR                               1,714,961
   8,200   UST, Inc.                                        236,652
  11,400   Wrigley (Wm.) Jr. Co.                            534,090
                                                     --------------
                                                         27,439,760
                                                     --------------

           Building Materials - 0.1%
   5,100   Vulcan Materials Co.                             274,125
                                                     --------------

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                               EQUITY INDEX FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         Value
  Shares                                               (Note 2)
-------------------------------------------------------------------
           Chemicals - 1.3%
  11,400   Air Products & Chemicals, Inc.            $      521,550
   5,600   Avery Dennison Corp.                             285,880
  45,077   Dow Chemical Co.                               1,498,810
  52,500   Du Pont (E.I.) De Nemours and Co.              2,532,600
   3,800   Eastman Chemical Co.                             180,994
   2,400   Great Lakes Chemical Corp.                        74,040
  18,500   Occidental Petroleum Corp.                       491,915
   8,400   PPG Industries, Inc. (a)                         441,588
   8,100   Praxair, Inc.                                    380,700
  11,075   Rohm & Haas Co.                                  364,368
   4,208   Sealed Air Corp.*                                156,748
   7,800   Sherwin Williams Co.                             173,160
                                                     --------------
                                                          7,102,353
                                                     --------------

           Commercial Services - 1.8%
   9,900   Allied Waste Industries, Inc.*                   184,932
  31,400   Automatic Data Processing, Inc.                1,560,580
  42,733   Cendant Corp.* (a)                               833,294
   8,600   Cintas Corp. (a)                                 397,750
  12,200   Concord EFS, Inc.*                               634,522
   8,600   Convergys Corp.*                                 260,150
   3,600   Deluxe Corp.                                     104,040
   6,400   Ecolab, Inc.                                     262,208
   7,100   Equifax, Inc.                                    260,428
  19,800   First Data Corp.                               1,272,150
   4,000   Fluor Corp.                                      180,600
   4,600   H&R Block, Inc.                                  296,930
  21,600   Halliburton Co. (a)                              768,960
   7,900   Moody's Corp.                                    264,650
  18,750   Paychex, Inc.                                    750,000
   5,000   Perkinelmer, Inc.                                137,650
  12,400   Pitney Bowes, Inc.                               522,288
   5,800   Quintiles Transnational Corp.* (a)               146,450
   5,800   R. R. Donnelley & Sons Co.                       172,260
   8,800   Robert Half International, Inc.*                 219,032
  31,435   Waste Management, Inc.                           968,827
                                                     --------------
                                                         10,197,701
                                                     --------------

           Communications - 3.5%
  39,200   ADC Telecommunications, Inc.* (a)                258,720
   3,900   Andrew Corp.*                                     71,955
 222,698   AOL Time Warner, Inc.*                        11,802,994
  14,231   Avaya, Inc.*                                     194,965
  46,700   Corning, Inc.                                    780,357
 170,982   Lucent Technologies, Inc.                      1,060,088
   4,200   Mercury Interactive Corp.*                       251,580
  16,200   Network Appliance, Inc.*                         221,940
  38,400   Nextel Communications, Inc., Class A*
           (a)                                              672,000
 159,960   Nortel Networks Corp.                          1,454,036
  38,100   Qualcomm, Inc.*                                2,228,088
   8,200   Scientific Atlanta, Inc.                         332,920
  20,500   Tellabs, Inc.*                                   397,290
                                                     --------------
                                                         19,726,933
                                                     --------------

           Computer Software & Processing - 6.6%
  12,000   Adobe Systems, Inc.                              564,000
   2,600   Autodesk, Inc.                                    96,980
  12,200   BMC Software, Inc.*                              274,988
  13,600   Broadvision, Inc.* (a)                            68,000
   9,400   Cabletron Systems, Inc.*                         214,790
   9,200   Citrix Systems, Inc.* (a)                        321,080
  28,850   Computer Associates International, Inc.        1,038,600
   8,500   Computer Sciences Corp.*                         294,100
  18,300   Compuware Corp.*                                 256,017
  23,600   Electronic Data Systems Corp.                  1,475,000
   6,200   Fiserv, Inc.*                                    396,676
  14,800   IMS Health, Inc.                                 421,800
  10,400   Intuit, Inc.*                                    415,896
 270,400   Microsoft Corp.*                              19,739,200
   4,800   NCR Corp.*                                       225,600
  15,800   Novell, Inc.*                                     89,902
 281,920   Oracle Corp.*                                  5,356,480
  13,200   Parametric Technology Corp.*                     184,668
  14,700   PeopleSoft, Inc.*                                723,681
 163,600   Sun Microsystems, Inc.*                        2,571,792
  15,900   Unisys Corp.*                                    233,889
  19,919   VERITAS Software Corp.*                        1,325,211
  28,400   Yahoo!, Inc.* (a)                                567,716
                                                     --------------
                                                         36,856,066
                                                     --------------

           Computers & Information - 6.0%
  17,400   Apple Computer, Inc.*                            404,550
 367,600   Cisco Systems, Inc.*                           6,690,320
  84,857   Compaq Computer Corp.                          1,314,435
   8,600   Comverse Technology, Inc.*                       491,060
 130,700   Dell Computer Corp.*                           3,417,805
 110,900   EMC Corp.*                                     3,221,645
  16,160   Gateway 2000* (a)                                265,832
  97,600   Hewlett-Packard Co.                            2,791,360
  87,300   International Business Machines Corp.          9,864,900
   6,400   Lexmark International Group, Inc.*               430,400
  19,900   Minnesota Mining and Manufacturing Co.         2,270,590
  28,432   Palm, Inc.*                                      172,582
   6,000   Sapient Corp.* (a)                                58,500
  22,800   Siebel Systems, Inc.*                          1,069,320
  32,800   Solectron Corp.*                                 600,240
  11,200   Symbol Technologies, Inc.                        248,640
                                                     --------------
                                                         33,312,179
                                                     --------------

           Consumer
           Products - Diversified - 0.1%
  39,500   Sara Lee Corp.                                   748,130
                                                     --------------

           Containers & Packaging - 0.0%
   1,300   Ball Corp.                                        61,828
                                                     --------------

           Cosmetics & Personal Care - 1.5%
  12,000   Avon Products, Inc.                              555,360
  11,800   Clorox Co.                                       399,430
  28,200   Colgate-Palmolive Co.                          1,663,518
  53,000   Gillette Co.                                   1,536,470

                       See Notes to Financial Statements.
--------------------------------------------------------------------------

                               EQUITY INDEX FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         Value
  Shares                                               (Note 2)
-------------------------------------------------------------------
           Cosmetics & Personal Care (continued)
   4,800   International Flavors & Fragrances, Inc.  $      120,624
  65,200   Procter & Gamble Co.                           4,159,760
                                                     --------------
                                                          8,435,162
                                                     --------------

           Education - 0.1%
   8,157   USA Education, Inc. (a)                          595,461
                                                     --------------

           Electric Utilities - 2.8%
  26,800   AES Corp.*                                     1,153,740
   6,200   Allegheny Energy, Inc.                           299,150
   6,900   Ameren Corp.                                     294,630
  16,240   American Electric Power, Inc.                    749,801
  15,000   Calpine Corp.*                                   567,000
   8,043   Cinergy Corp.                                    281,103
  14,200   Citizens Utilities Co., Class B* (a)             170,826
   6,600   CMS Energy Corp.                                 183,810
  10,600   Consolidated Edison, Inc. (a)                    421,880
   8,150   Constellation Energy Group, Inc.                 347,190
  12,550   Dominion Resources, Inc.                         754,631
   8,300   DTE Energy Co.                                   385,452
  38,834   Duke Energy Corp.                              1,514,914
  16,200   Edison International                             180,630
  11,100   Entergy Corp.                                    426,129
  16,150   Exelon Corp.                                   1,035,538
  11,200   FirstEnergy Corp.                                360,192
   8,900   Florida Power & Light Group Capital,
           Inc.                                             535,869
   5,900   GPU, Inc. (a)                                    207,385
   6,800   KeySpan Energy Corp.                             248,064
  16,999   Mirant Corp.*                                    584,766
   7,900   Niagara Mohawk Power Corp.*                      139,751
  10,400   NiSource, Inc.                                   284,232
  19,300   PG&E Corp. (a)                                   216,160
   4,300   Pinnacle West Capital Corp.                      203,820
   7,400   PPL Resources, Inc. (a)                          407,000
  15,277   Progress Energy, Inc.                            461,643
  10,500   Public Service Enterprise Group, Inc.            513,450
  14,998   Reliant Energy, Inc.                             483,086
  10,213   Sempra Energy                                    279,223
  34,300   Southern Co.                                     797,475
  12,840   TXU Corp.                                        618,760
  17,210   Xcel Energy, Inc.                                489,624
                                                     --------------
                                                         15,596,924
                                                     --------------

           Electrical Equipment - 0.5%
   9,800   American Power Conversion Corp.*                 154,350
  14,500   Eastman Kodak Co.                                676,860
  21,500   Emerson Electric Co.                           1,300,750
   2,000   National Service Industries, Inc.                 45,140
   9,100   Rockwell International Corp.                     346,892
   2,900   Thomas & Betts Corp.                              64,003
  34,700   Xerox Corp. (a)                                  332,079
                                                     --------------
                                                          2,920,074
                                                     --------------
           Electronics - 4.4%
  17,200   Advanced Micro Devices*                          496,736
  19,400   Altera Corp.*                                    562,600
  18,000   Analog Devices, Inc.*                            778,500
  15,000   Applied Micro Circuits Corp.* (a)                258,000
  13,000   Broadcom Corp.*                                  555,880
  12,400   Conexant Systems, Inc.*                          110,980
 337,800   Intel Corp.                                    9,880,650
   9,600   Jabil Circuit, Inc.*                             296,256
   9,400   KLA-Tencor Corp.* (a)                            549,618
  16,000   Linear Technology Corp.                          707,520
  18,000   LSI Logic Corp.* (a)                             338,400
  16,600   Maxim Integrated Products, Inc.*                 733,886
  30,000   Micron Technology, Inc.*                       1,233,000
   2,500   Millipore Corp.                                  154,950
   9,825   Molex, Inc.                                      358,907
 110,235   Motorola, Inc.                                 1,825,492
   8,700   National Semiconductor Corp.*                    253,344
   7,200   Novellus Systems, Inc.*                          408,888
   3,800   Power-One, Inc.* (a)                              63,232
   4,600   QLogic Corp.*                                    296,470
  17,900   Raytheon Co.*                                    475,245
  16,000   Sanmina Corp.*                                   374,560
   8,700   Teradyne, Inc.*                                  287,970
  87,200   Texas Instruments, Inc.                        2,746,800
   9,200   Vitesse Semiconductor Corp.* (a)                 193,568
  16,700   Xilinx, Inc.*                                    688,708
                                                     --------------
                                                         24,630,160
                                                     --------------

           Entertainment & Leisure - 0.8%
  29,400   Carnival Corp.                                   902,580
   5,900   Harrah's Entertainment, Inc.*                    208,270
   8,650   Hasbro, Inc.                                     124,992
  21,512   Mattel, Inc.                                     407,007
 105,029   Walt Disney Co.                                3,034,288
                                                     --------------
                                                          4,677,137
                                                     --------------

           Financial Services - 5.7%
  66,400   American Express Co.                           2,576,320
  69,600   Charles Schwab Corp.                           1,064,880
 252,740   Citigroup, Inc.                               13,354,782
   5,900   Countrywide Credit Industries, Inc.              270,692
  50,400   Fannie Mae                                     4,291,560
  13,230   Franklin Resources, Inc.                         605,537
  34,800   Freddie Mac                                    2,436,000
  23,259   Household International, Inc.                  1,551,375
  99,818   Morgan (J.P.) & Co., Inc                       4,451,883
  14,300   Providian Financial Corp.                        846,560
  11,000   Stilwel Financial, Inc.                          369,160
   6,200   T. Rowe Price Group Inc.                         231,818
                                                     --------------
                                                         32,050,567
                                                     --------------

           Food Retailers - 0.3%
  20,342   Albertson's, Inc.                                610,057
  40,700   Kroger Co.*                                    1,017,500
   7,100   Winn-Dixie Stores, Inc.                          185,523
                                                     --------------
                                                          1,813,080
                                                     --------------

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                               EQUITY INDEX FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         Value
  Shares                                               (Note 2)
-------------------------------------------------------------------
           Forest Products & Paper - 0.8%
   2,600   Bemis Co.                                 $      104,442
   2,900   Boise Cascade Corp.                              101,993
  11,302   Georgia-Pacific Corp.                            382,573
  24,340   International Paper Co.                          868,938
  26,740   Kimberly-Clark Corp.                           1,494,766
   5,200   Louisiana Pacific Corp.                           60,996
   5,000   Mead Corp.                                       135,700
   7,800   Pactiv Corp.*                                    104,520
   1,500   Potlatch Corp.                                    51,615
   2,400   Temple Inland, Inc.                              127,896
   5,050   Westvaco Corp.                                   122,664
  10,800   Weyerhaeuser Co.                                 593,676
   5,500   Willamette Industries, Inc.                      272,250
                                                     --------------
                                                          4,422,029
                                                     --------------

           Health Care Providers - 0.5%
  27,000   HCA - The Healthcare Corporation               1,220,130
  19,400   HEALTHSOUTH Corp.*                               309,818
   5,200   Manor Care, Inc.*                                165,100
  16,300   Tenet Healthcare Corp.*                          840,917
   3,300   Wellpoint Health Networks, Inc.*                 310,992
                                                     --------------
                                                          2,846,957
                                                     --------------

           Heavy Construction - 0.0%
   3,000   McDermott International, Inc.*                    34,950
                                                     --------------

           Heavy Machinery - 1.3%
  40,800   Applied Materials, Inc.*                       2,003,280
  16,880   Baker Hughes, Inc.                               565,480
  17,300   Caterpillar, Inc.                                865,865
   2,100   Cummins Engine Co., Inc.                          81,270
  11,700   Deere & Co.                                      442,845
  10,200   Dover Corp.                                      384,030
   8,000   Ingersoll-Rand Co.                               329,600
   6,100   Pall Corp.                                       143,533
   5,875   Parker-Hannifin Corp.                            249,335
   4,300   Stanley Works                                    180,084
   2,900   Timken Co.                                        49,126
  23,600   United Technologies Corp.                      1,728,936
   4,700   W.W. Grainger, Inc.                              193,452
                                                     --------------
                                                          7,216,836
                                                     --------------
           Home Construction, Furnishings &
           Appliances - 0.2%
   4,000   Black & Decker Corp.                             157,840
   3,000   Centex Corp.                                     122,250
   4,500   Johnson Controls, Inc.                           326,115
   2,200   KB Home (a)                                       66,374
   9,700   Leggett & Platt, Inc.                            213,691
   3,800   Maytag Corp.                                     111,188
   2,100   Pulte Corp. (a)                                   89,523
   3,400   Whirlpool Corp.                                  212,500
                                                     --------------
                                                          1,299,481
                                                     --------------

           Household Products - 0.3%
   7,600   Fortune Brands, Inc.                             291,536
  15,300   Illinois Tool Works, Inc.                        968,490
  13,333   Newell Rubbermaid, Inc.                          334,658
   2,900   Snap-On, Inc.                                     70,064
   2,900   Tupperware Corp.                                  67,947
                                                     --------------
                                                          1,732,695
                                                     --------------

           Industrial - Diversified - 5.3%
   1,600   FMC Corp.*                                       109,696
 499,100   General Electric Co.                          24,331,125
  97,237   Tyco International, Ltd.                       5,299,416
                                                     --------------
                                                         29,740,237
                                                     --------------

           Insurance - 4.6%
   7,198   Aetna, Inc.*                                     186,212
  26,400   AFLAC, Inc.                                      831,336
  36,338   Allstate Corp.                                 1,598,509
   5,400   AMBAC Financial Group, Inc.                      314,280
  25,034   American General Corp.                         1,162,829
 117,085   American International Group, Inc. (a)        10,069,310
  13,150   AON Corp.                                        460,250
   8,800   Chubb Corp.                                      681,384
   7,500   CIGNA Corp.                                      718,650
   8,000   Cincinnati Financial Corp.                       316,000
  16,807   Conseco, Inc.* (a)                               229,416
  11,900   Hartford Financial Services Group, Inc.          813,960
   8,500   Humana, Inc.*                                     83,725
   7,600   Jefferson Pilot Corp.                            367,232
  15,400   John Hancock Financial Services, Inc.            620,004
   9,500   Lincoln National Corp.                           491,625
  10,000   Loews Corp.                                      644,300
  13,850   Marsh & McLennan Cos., Inc.                    1,398,850
   7,550   MBIA, Inc.                                       420,384
  37,600   Metlife, Inc. (a)                              1,164,848
   5,400   MGIC Investment Corp.                            392,256
   3,700   Progressive Corp.                                500,203
   6,400   SAFECO Corp.                                     188,800
  10,700   St. Paul Cos.                                    542,383
   6,300   Torchmark Corp.                                  253,323
  16,000   Unitedhealth Group, Inc.                         988,000
  12,118   UnumProvident Corp.                              389,230
                                                     --------------
                                                         25,827,299
                                                     --------------

           Lodging - 0.2%
  18,500   Hilton Hotels Corp.                              214,600
  12,200   Marriott International, Inc., Class A            577,548
  10,000   Starwood Hotels & Resorts Worldwide,
           Inc.                                             372,800
                                                     --------------
                                                          1,164,948
                                                     --------------

           Media - Broadcasting &
           Publishing - 2.2%
   3,000   American Greetings Corp., Class A                 33,000
  29,600   Clear Channel Communications, Inc.*            1,855,920
  47,400   Comcast Corp., Class A*                        2,057,160
   4,400   Dow Jones & Company, Inc.                        262,724
  13,400   Gannett Co., Inc.                                883,060

                       See Notes to Financial Statements.
--------------------------------------------------------------------------

                               EQUITY INDEX FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         Value
  Shares                                               (Note 2)
-------------------------------------------------------------------
           Media - Broadcasting &
           Publishing (continued)
   3,700   Knight-Ridder, Inc. (a)                   $      219,410
   9,800   McGraw-Hill Cos., Inc.                           648,270
   2,400   Meredith Corp.                                    85,944
   8,000   New York Times Co., Class A                      336,000
  15,087   Tribune Co.                                      603,631
  10,400   Univision Communications, Inc.* (a)              444,912
  89,428   Viacom, Inc., Class B*                         4,627,899
                                                     --------------
                                                         12,057,930
                                                     --------------

           Medical Supplies - 1.9%
  22,824   Agilent Technologies, Inc.*                      741,780
   6,600   Allergan, Inc.                                   564,300
  10,600   Applied Biosystems Group - Applera Corp.         283,550
   2,700   Bausch & Lomb, Inc.                               97,848
  29,800   Baxter International, Inc.                     1,460,200
  12,900   Becton, Dickinson & Co.                          461,691
   9,050   Biomet, Inc.                                     434,943
  20,000   Boston Scientific Corp.*                         340,000
   2,600   C.R. Bard, Inc.                                  148,070
   7,200   Danaher Corp.                                    403,200
   3,500   Eaton Corp.                                      245,350
  15,400   Guidant Corp.*                                   554,400
  66,000   JDS Uniphase Corp.*                              825,000
  60,700   Medtronic, Inc.                                2,792,807
   4,300   St. Jude Medical, Inc.* (a)                      258,000
   9,800   Stryker Corp.                                    537,530
   4,700   Tektronix, Inc.*                                 127,605
   9,000   Thermo Electron Corp.*                           198,180
                                                     --------------
                                                         10,474,454
                                                     --------------

           Metals - 0.9%
  16,100   Alcan Aluminum, Ltd.                             676,522
  43,408   Alcoa, Inc.                                    1,710,275
   3,951   Allegheny Technologies, Inc.                      71,474
  19,800   Barrick Gold Corp. (a)                           299,970
   4,800   Cooper Industries, Inc.                          190,032
   2,950   Crane Co.                                         91,450
   6,550   Engelhard Corp.                                  168,924
   7,100   Freeport-McMoRan Copper & Gold, Inc.,
           Class B*                                          78,455
  13,200   Homestake Mining Co.                             102,300
   9,100   Inco, Ltd.*                                      157,066
  23,100   Masco Corp.                                      576,576
   9,711   Newmont Mining Corp.                             180,722
   4,000   Nucor Corp. (a)                                  195,560
   4,000   Phelps Dodge Corp.                               166,000
  16,300   Placer Dome, Inc. (a)                            159,740
   4,420   USX - U.S. Steel Group                            89,063
   4,200   Worthington Industries, Inc.                      57,120
                                                     --------------
                                                          4,971,249
                                                     --------------
           Oil & Gas - 7.2%
   4,600   Amerada Hess Corp.                               371,680
  12,579   Anadarko Petroleum Corp.                         679,643
   6,400   Apache Corp.                                     324,800
   3,600   Ashland, Inc.                                    144,360
  10,582   Burlington Resources, Inc.                       422,751
  32,300   Chevron Corp.                                  2,923,150
  31,400   Conoco, Inc., Class B                            907,460
   6,600   Devon Energy Corp.                               346,500
  16,400   Dynegy, Inc. (a)                                 762,600
  25,530   El Paso Energy Corp.                           1,341,346
  37,600   Enron Corp.                                    1,842,400
   5,800   EOG Resources, Inc.                              206,190
 173,430   Exxon Mobil Corp.                             15,149,110
   4,781   Kerr-Mcgee Corp.                                 316,837
   5,800   Kinder Morgan, Inc. (a)                          291,450
   7,400   Nabors Industries, Inc.*                         275,280
   2,200   Nicor, Inc.                                       85,756
   6,800   Noble Drilling Corp.*                            222,700
   2,800   Oneok, Inc.                                       55,160
   1,800   Peoples Energy Corp.                              72,360
  12,900   Phillips Petroleum Co. (a)                       735,300
   4,700   Rowan Cos., Inc.*                                103,870
 107,800   Royal Dutch Petroleum Co.                      6,281,506
  28,900   Schlumberger, Ltd.                             1,521,585
   4,200   Sunoco, Inc.                                     153,846
  27,800   Texaco, Inc.                                   1,851,480
   7,700   Tosco Corp.                                      339,185
  16,027   Transocean Sedco Forex, Inc.                     661,114
  12,300   Unocal Corp.                                     420,045
  15,400   USX - Marathon Group                             454,454
  24,400   Williams Cos., Inc.                              803,980
                                                     --------------
                                                         40,067,898
                                                     --------------

           Pharmaceuticals - 10.5%
  77,800   Abbott Laboratories                            3,734,646
  66,100   American Home Products Corp.                   3,862,884
  52,500   AMGEN, Inc.*                                   3,185,700
   7,400   Biogen, Inc.* (a)                                402,264
  97,700   Bristol-Myers Squibb Co.                       5,109,710
  22,400   Cardinal Health, Inc.                          1,545,600
   9,600   Chiron Corp.*                                    489,600
   8,800   Forest Laboratories, Inc.*                       624,800
 152,160   Johnson & Johnson                              7,608,000
   8,600   King Pharmaceuticals, Inc.*                      462,250
  56,500   Lilly (Eli) & Co.                              4,181,000
  14,214   McKesson HBOC Corp.                              527,624
  10,800   Medimmune, Inc.*                                 509,760
 115,200   Merck & Co., Inc.                              7,362,432
 317,150   Pfizer, Inc.                                  12,701,858
  65,396   Pharmacia Corp.                                3,004,946
  73,500   Schering-Plough Corp.                          2,663,640
   3,900   Sigma Aldrich Corp.                              150,618
   5,300   Watson Pharmaceuticals, Inc.*                    326,692
                                                     --------------
                                                         58,454,024
                                                     --------------

           Restaurants - 0.4%
   5,900   Darden Restaurants, Inc.                         164,610
  64,900   McDonald's Corp.                               1,756,194

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                               EQUITY INDEX FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         Value
  Shares                                               (Note 2)
-------------------------------------------------------------------
           Restaurants (continued)
   7,410   Tricon Global Restaurants, Inc.*          $      325,299
   5,700   Wendy's International, Inc.                      145,578
                                                     --------------
                                                          2,391,681
                                                     --------------
           Retailers - 5.2%
   2,800   Alberto-Culver Co., Class B (a)                  117,712
   5,700   AutoZone, Inc.*                                  213,750
  14,400   Bed Bath & Beyond, Inc.*                         449,280
  10,600   Best Buy Co., Inc.*                              673,312
   5,500   Big Lots, Inc.*                                   75,240
  10,400   Circuit City Stores-Circuit City Group           187,200
  22,512   Costco Wholesale Corp.*                          924,793
  19,700   CVS Corp.                                        760,420
   4,200   Dillards, Inc., Class A                           64,134
  16,487   Dollar General Corp.                             321,497
  10,000   Federated Department Stores, Inc.*               425,000
   3,800   Harcourt General, Inc. (a)                       221,122
 117,297   Home Depot, Inc.                               5,460,175
  13,100   J.C. Penney Co., Inc.                            345,316
  24,600   K Mart Corp.* (a)                                282,162
   1,900   Longs Drug Stores Corp.                           40,945
  19,400   Lowes Cos., Inc.                               1,407,470
  14,900   May Department Stores Co.                        510,474
  14,800   Office Depot, Inc.*                              153,624
   9,200   RadioShack Corp.                                 280,600
  16,500   Sears Roebuck & Co.                              698,115
  22,800   Staples, Inc.*                                   364,572
  45,200   Target Corp.                                   1,563,920
   7,400   Tiffany & Co.                                    268,028
  14,100   TJX Cos., Inc.                                   449,367
   9,900   Toys "R" Us, Inc.*                               245,025
  51,100   Walgreen Co.                                   1,745,065
 224,700   Wal-Mart Stores, Inc.                         10,965,360
                                                     --------------
                                                         29,213,678
                                                     --------------
           Securities Broker - 1.3%
   5,352   Bear Stearns Cos., Inc.                          315,607
  12,400   Lehman Brothers Holdings, Inc.                   964,100
  42,200   Merrill Lynch & Co., Inc.                      2,500,350
  55,934   Morgan Stanley Dean Witter & Co.               3,592,641
                                                     --------------
                                                          7,372,698
                                                     --------------

           Telephone Systems - 5.4%
  15,800   Alltel Corp.                                     967,908
 173,340   AT&T Corp.                                     3,813,480
  94,100   BellSouth Corp.                                3,789,407
   7,100   CenturyTel, Inc. (a)                             215,130
  44,435   Global Crossing, Ltd.* (a)                       383,918
  83,363   Qwest Communications International, Inc.       2,656,779
 169,198   SBC Communications, Inc.                       6,778,072
  44,400   Sprint Corp.                                     948,384
  47,100   Sprint Corp. (PCS Group)* (a)                  1,137,465
 135,930   Verizon Communications                         7,272,255
 145,065   Worldcom, Inc.*                                2,059,923
                                                     --------------
                                                         30,022,721
                                                     --------------

           Textiles, Clothing & Fabrics - 0.2%
   2,700   Liz Claiborne, Inc.                              136,215
  13,700   Nike, Inc., Class B                              575,263
   3,000   Reebok International, Ltd.* (a)                   95,850
   5,600   V.F. Corp.                                       203,728
                                                     --------------
                                                          1,011,056
                                                     --------------

           Transportation - 0.5%
   4,400   Brunswick Corp.                                  105,732
  19,552   Burlington Northern Santa Fe Corp.               589,884
  10,800   CSX Corp.                                        391,392
  19,300   Norfolk Southern Corp.                           399,510
   3,000   Ryder System, Inc.                                58,800
   6,708   Sabre Group Holdings, Inc.*                      335,400
  12,400   Union Pacific Corp.                              680,884
                                                     --------------
                                                          2,561,602
                                                     --------------
           Total Common Stocks                          554,362,932
                                                     --------------
           (Cost $505,753,353)

CONVERTIBLE PREFERRED STOCKS - 0.0%

           Electric Utilities - 0.0%
   4,200   NiSource, Inc.*                                    9,954
                                                     --------------
           Total Convertible Preferred Stocks                 9,954
                                                     --------------
           (Cost $8,531)

Par Value
---------
U.S. GOVERNMENT OBLIGATION (b) - 0.0%

           U.S. Treasury Bills - 0.0%
$250,000   3.48%, 12/06/01 (c)                              246,163
                                                     --------------
           Total U.S. Government Obligation                 246,163
                                                     --------------
           (Cost $246,163)

 Shares
 ------
INVESTMENT COMPANY - 0.6%

3,580,359  Marshall Money Market Fund                     3,580,359
                                                     --------------
           Total Investment Company                       3,580,359
                                                     --------------
           (Cost $3,580,359)
Total Investments - 99.9%                               558,199,408
                                                     --------------
(Cost $509,588,406)
Net Other Assets and Liabilities - 0.1%                     353,415
                                                     --------------
Total Net Assets - 100.0%                            $  558,552,823
                                                     ==============


----------------------------------

*    Non-income producing security.
(a) All or a portion of this security is out on loan at June 30, 2001; the value of the securities loaned amounted to $24,412,833. The value of collateral amounted to $25,089,813 which consisted of cash equivalents.
(b)  Effective yield at time of purchase.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------

                               EQUITY INDEX FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
(c)  Security has been deposited as initial margin on futures contracts. At
     June 30, 2001, the Portfolio's open futures contracts were as follows:

 Number                                             Market Value
   of                                                    at
Contracts   Contract      Expiration    Aggregate     June 30,
Purchased     Type           Date          Cost         2001
---------  -----------  --------------  ----------  ------------
     7         S&P 500   September-2001  $2,182,250   $2,155,475
                                         ==========   ==========

----------------------------------

ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 2001, the aggregate cost of investment securities for tax purposes was $509,588,406. Net unrealized appreciation (depreciation) aggregated $48,611,002, of which $113,817,323 related to appreciated investment securities and $(65,206,321) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 2001, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $298,602,578 and $293,737,534 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                         SELECT GROWTH AND INCOME FUND

              PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        Value
  Shares                                               (Note 2)
------------------------------------------------------------------
COMMON STOCKS - 100.0%

          Aerospace & Defense - 0.9%
  55,500  Boeing Co.                                $    3,085,800
  75,100  Honeywell International, Inc.                  2,627,749
  13,600  Lockheed Martin Corp.                            503,880
                                                    --------------
                                                         6,217,429
                                                    --------------

          Airlines - 0.5%
  33,200  Delta Air Lines, Inc.                          1,463,456
 124,400  Southwest Airlines, Inc.                       2,300,156
                                                    --------------
                                                         3,763,612
                                                    --------------

          Apparel Retailers - 0.3%
  28,300  Abercrombie & Fitch Co., Class A*              1,259,350
   3,700  Kohls Corp.*                                     232,101
  27,500  Limited, Inc.                                    454,300
                                                    --------------
                                                         1,945,751
                                                    --------------
          Automotive - 1.3%
  43,000  Delphi Automotive Systems Corp.                  684,990
  25,500  Ford Motor Co.                                   626,025
  87,600  General Motors Corp.                           5,637,060
  23,500  Goodrich (B.F.) Co.                              892,530
   3,600  Harley-Davidson, Inc. (a)                        169,488
  25,200  ITT Industries, Inc.                           1,115,100
   7,700  Paccar, Inc.                                     395,934
                                                    --------------
                                                         9,521,127
                                                    --------------

          Banking - 5.6%
  20,600  AmeriCredit Corp.*                             1,070,170
  63,900  Amsouth Bancorp                                1,181,511
 179,600  Banc One Corp.                                 6,429,680
  33,900  Bank of America Corp.                          2,035,017
   3,200  Bank of New York Co., Inc.                       153,600
  16,400  Banknorth Group, Inc.                            371,460
  75,300  Capital One Financial Corp.                    4,518,000
  12,100  Charter One Financial, Inc.                      385,990
   7,800  Compass Bancshares, Inc.                         206,700
   3,500  Dime Bancorp, Inc.                               130,375
  80,700  First Union Corp.                              2,819,658
  20,100  Golden State Bancorp, Inc.                       619,080
  17,600  Greenpoint Financial Corp.                       675,840
  22,000  Hibernia Corp., Class A                          391,600
  10,100  IndyMac Bancorp, Inc.*                           270,680
  71,800  KeyCorp                                        1,870,390
   3,600  Marshall & Ilsley Corp.                          194,040
   8,900  MBNA Corp.                                       293,255
   2,500  Mellon Financial Corp.                           115,000
  21,500  National Commerce Financial Corp.                523,955
  66,300  PNC Bank Corp.                                 4,361,877
   2,500  Suntrust Banks, Inc.                             161,950
 324,700  U.S. Bancorp                                   7,399,913
   5,100  Wachovia Corp.                                   362,865
  90,100  Washington Mutual, Inc.                        3,383,255
                                                    --------------
                                                        39,925,861
                                                    --------------

          Beverages, Food & Tobacco - 4.8%
 145,200  Coca-Cola Co.                                  6,534,000
  11,500  General Mills, Inc.                              503,470
  40,200  H.J. Heinz Co.                                 1,643,778
  44,800  Kellogg Co.                                    1,299,200
  20,600  Kraft Foods, Inc.*                               638,600
  45,200  PepsiCo, Inc.                                  1,997,840
 298,100  Philip Morris Cos., Inc.                      15,128,575
  28,700  Quaker Oats Co.                                2,618,875
  70,600  Safeway, Inc.*                                 3,388,800
   6,300  Unilever NV, ADR                                 375,291
                                                    --------------
                                                        34,128,429
                                                    --------------

          Chemicals - 1.6%
  35,900  Air Products & Chemicals, Inc.                 1,642,425
  53,300  Dow Chemical Co.                               1,772,225
  14,700  Du Pont (E.I.) De Nemours and Co.                709,128
  42,800  PPG Industries, Inc.                           2,249,996
  47,700  Praxair, Inc.                                  2,241,900
  83,100  Rohm & Haas Co.                                2,733,990
                                                    --------------
                                                        11,349,664
                                                    --------------

          Commercial Services - 1.0%
  42,600  Automatic Data Processing, Inc.                2,117,220
 206,000  Cendant Corp.* (a)                             4,017,000
  19,000  Waste Management, Inc.                           585,580
                                                    --------------
                                                         6,719,800
                                                    --------------

          Communications - 3.8%
 327,300  AOL Time Warner, Inc.*                        17,346,900
  19,416  Avaya, Inc.*                                     265,999
  62,500  Ciena Corp.*                                   2,375,000
  70,100  Corning, Inc.                                  1,171,371
 167,200  Lucent Technologies, Inc.                      1,036,640
  86,200  Nextel Communications, Inc., Class
          A* (a)                                         1,508,500
  23,500  Nortel Networks Corp.                            213,615
  54,500  Qualcomm, Inc.*                                3,187,160
                                                    --------------
                                                        27,105,185
                                                    --------------

          Computer Software & Processing - 6.9%
  14,900  Adobe Systems, Inc.                              700,300
  41,800  BEA Systems, Inc.*                             1,283,678
  41,500  Citrix Systems, Inc.* (a)                      1,448,350
     800  Computer Associates International, Inc.           28,800
  15,500  Electronic Data Systems Corp.                    968,750
 346,300  Microsoft Corp.*                              25,279,900
  72,000  NCR Corp.*                                     3,384,000
 339,300  Oracle Corp.*                                  6,446,700
  46,500  Parametric Technology Corp.*                     650,535
  43,500  Peregrine Systems, Inc.* (a)                   1,261,500
     100  RSA Security, Inc.*                                3,095
 304,300  Sun Microsystems, Inc.*                        4,783,596
  37,100  VERITAS Software Corp.*                        2,468,263
                                                    --------------
                                                        48,707,467
                                                    --------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------

                         SELECT GROWTH AND INCOME FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        Value
  Shares                                               (Note 2)
------------------------------------------------------------------
          Computers & Information - 5.3%
 553,700  Cisco Systems, Inc.                       $   10,077,340
 192,200  Compaq Computer Corp.                          2,977,178
 125,200  Dell Computer Corp.*                           3,273,980
 135,800  EMC Corp.*                                     3,944,990
  54,000  Hewlett-Packard Co.                            1,544,400
 130,200  International Business Machines Corp.         14,712,600
  18,300  Siebel Systems, Inc.*                            858,270
                                                    --------------
                                                        37,388,758
                                                    --------------

          Cosmetics & Personal Care - 1.7%
  39,300  Estee Lauder Cos., Inc., Class A (a)           1,693,830
 123,500  Gillette Co.                                   3,580,265
 108,100  Procter & Gamble Co.                           6,896,780
                                                    --------------
                                                        12,170,875
                                                    --------------

          Electric Utilities - 2.9%
  29,000  Ameren Corp.                                   1,238,300
  32,300  Cinergy Corp.                                  1,128,885
  41,700  CMS Energy Corp.                               1,161,345
  38,000  DTE Energy Co.                                 1,764,720
 112,400  Edison International                           1,253,260
 122,100  Entergy Corp.                                  4,687,419
  17,500  GPU, Inc.* (a)                                   615,125
 118,700  PG&E Corp. (a)                                 1,329,440
  21,100  Pinnacle West Capital Corp.                    1,000,140
  47,800  Progress Energy, Inc.                          2,147,176
  59,600  TXU Corp.                                      2,872,124
  21,200  Wisconsin Energy Corp.                           503,924
  33,500  Xcel Energy, Inc.                                953,075
                                                    --------------
                                                        20,654,933
                                                    --------------

          Electrical Equipment - 0.6%
  43,400  Eastman Kodak Co.                              2,025,912
  22,900  Emerson Electric Co.                           1,385,450
  30,500  Rockwell International Corp.                   1,162,660
                                                    --------------
                                                         4,574,022
                                                    --------------

          Electronics - 4.7%
  36,200  Altera Corp.*                                  1,049,800
   5,700  Analog Devices, Inc.*                            246,525
   3,300  Broadcom Corp.*                                  141,108
  85,900  Gemstar-TV Guide International,
          Inc.* (a)                                      3,659,340
 461,500  Intel Corp. (b)                               13,498,875
  10,100  Lattice Semiconductor Corp.*                     246,440
  44,400  Linear Technology Corp.                        1,963,368
  34,200  LSI Logic Corp.* (a)                             642,960
  21,300  Maxim Integrated Products, Inc.*                 941,673
  26,400  Micron Technology, Inc.*                       1,085,040
 266,800  Motorola, Inc.                                 4,418,208
   9,300  PMC-Sierra, Inc.*                                288,951
  99,400  Texas Instruments, Inc.                        3,131,100
  45,100  Xilinx, Inc.*                                  1,859,924
                                                    --------------
                                                        33,173,312
                                                    --------------

          Entertainment & Leisure - 0.4%
   1,700  Carnival Corp.                                    52,190
  46,000  Hasbro, Inc.                                     664,700
 118,900  Mattel, Inc.                                   2,249,588
                                                    --------------
                                                         2,966,478
                                                    --------------

          Financial Services - 7.8%
  11,700  A.G. Edwards, Inc.                               526,500
 121,400  American Express Co.                           4,710,320
 119,800  Charles Schwab Corp.                           1,832,940
 472,800  Citigroup, Inc.                               24,982,752
  44,900  Countrywide Credit Industries, Inc.            2,060,012
  90,700  Fannie Mae                                     7,723,105
  74,200  Freddie Mac                                    5,194,000
  52,000  Household International, Inc.                  3,468,400
  36,500  Providian Financial Corp.                      2,160,800
  67,000  Stilwel Financial, Inc.                        2,248,520
   4,000  Wilmington Trust Corp.                           250,600
                                                    --------------
                                                        55,157,949
                                                    --------------

          Food Retailers - 0.4%
  98,200  Kroger Co.*                                    2,455,000
                                                    --------------

          Forest Products & Paper - 0.7%
   8,400  Georgia-Pacific Corp.                            284,340
  55,400  Kimberly-Clark Corp.                           3,096,860
  50,100  Smurfit-Stone Container Corp.*                   811,620
   7,600  Temple Inland, Inc.                              405,004
                                                    --------------
                                                         4,597,824
                                                    --------------

          Health Care Providers - 1.0%
  39,500  HCA - The Healthcare Corporation               1,785,005
 105,100  Tenet Healthcare Corp.*                        5,422,109
   1,700  Wellpoint Health Networks, Inc.*                 160,208
                                                    --------------
                                                         7,367,322
                                                    --------------

          Heavy Machinery - 1.7%
  73,200  Applied Materials, Inc.*                       3,594,120
  39,800  Baker Hughes, Inc.                             1,333,300
  32,500  Cooper Cameron Corp.* (a)                      1,813,500
   9,300  Dover Corp.                                      350,145
  38,800  Ingersoll-Rand Co.                             1,598,560
  15,300  Parker-Hannifin Corp.                            649,332
  23,500  United Technologies Corp.                      1,721,610
  27,800  W.W. Grainger, Inc.                            1,144,248
                                                    --------------
                                                        12,204,815
                                                    --------------

          Home Construction, Furnishings &
          Appliances - 0.3%
     400  Black & Decker Corp.                              15,784
  23,700  Johnson Controls, Inc.                         1,717,539
  16,800  Lear Corp.*                                      586,320
                                                    --------------
                                                         2,319,643
                                                    --------------

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                         SELECT GROWTH AND INCOME FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        Value
  Shares                                               (Note 2)
------------------------------------------------------------------
          Industrial - Diversified - 6.1%
 626,900  General Electric Co. (b)                  $   30,561,375
 230,600  Tyco International, Ltd.                      12,567,700
                                                    --------------
                                                        43,129,075
                                                    --------------

          Insurance - 4.6%
   6,400  Aetna, Inc.*                                     165,568
 128,700  Allstate Corp.                                 5,661,513
  40,500  AMBAC Financial Group, Inc.                    2,357,100
 109,000  American General Corp.                         5,063,050
 101,200  American International Group, Inc.             8,703,200
  31,400  CIGNA Corp.                                    3,008,748
  18,500  Hartford Financial Services Group, Inc.        1,265,400
  18,600  Lincoln National Corp.                           962,550
   9,000  Marsh & McLennan Cos., Inc.                      909,000
  41,700  MBIA, Inc.                                     2,321,856
   9,300  Protective Life Corp.                            319,641
  36,500  Torchmark Corp.                                1,467,665
                                                    --------------
                                                        32,205,291
                                                    --------------

          Lodging - 0.7%
  97,800  Hilton Hotels Corp.                            1,134,480
  45,700  Marriott International, Inc., Class A          2,163,438
  52,800  Starwood Hotels & Resorts Worldwide,
          Inc.                                           1,968,384
                                                    --------------
                                                         5,266,302
                                                    --------------

          Media - Broadcasting &
          Publishing - 1.8%
  25,400  Adelphia Communications Corp.* (a)             1,041,400
   2,200  Charter Communications, Inc., Class
          A* (a)                                            51,370
  49,100  Comcast Corp., Class A*                        2,130,940
  26,300  Fox Entertainment Group, Class A*                733,770
  53,700  Gannett Co., Inc.                              3,538,830
 106,000  Viacom, Inc., Class B*                         5,485,500
                                                    --------------
                                                        12,981,810
                                                    --------------

          Medical Supplies - 1.7%
   3,500  Agilent Technologies, Inc.*                      113,750
  25,900  Applied Biosystems Group - Applera Corp.         692,825
  44,400  Baxter International, Inc.                     2,175,600
  59,900  Becton, Dickinson & Co.                        2,143,821
  51,400  Boston Scientific Corp.*                         873,800
   5,600  C.R. Bard, Inc.                                  318,920
  22,900  Danaher Corp.                                  1,282,400
  15,800  Eaton Corp.                                    1,107,580
  42,100  Guidant Corp.*                                 1,515,600
  34,400  JDS Uniphase Corp.*                              430,000
   2,000  Omnicare, Inc.                                    40,400
  18,800  St. Jude Medical, Inc.* (a)                    1,128,000
                                                    --------------
                                                        11,822,696
                                                    --------------

          Metals - 0.9%
 127,000  Alcoa, Inc.                                    5,003,800
  26,500  Cooper Industries, Inc.                        1,049,135
                                                    --------------
                                                         6,052,935
                                                    --------------

          Oil & Gas - 7.1%
  34,300  Anadarko Petroleum Corp.                       1,853,229
  88,800  Chevron Corp.                                  8,036,400
 116,400  Conoco, Inc., Class B                          3,363,960
  14,200  Diamond Offshore Drilling, Inc.                  469,310
  34,200  Dynegy, Inc. (a)                               1,590,300
  10,700  Enron Corp.                                      524,300
 240,200  Exxon Mobil Corp.                             20,981,470
  86,000  Global Marine, Inc.*                           1,602,180
   6,000  Rowan Cos., Inc.*                                132,600
 115,200  Royal Dutch Petroleum Co.                      6,712,704
  74,800  Texaco, Inc.                                   4,981,680
                                                    --------------
                                                        50,248,133
                                                    --------------

          Pharmaceuticals - 10.2%
  17,300  Abbott Laboratories                              830,573
  99,100  American Home Products Corp.                   5,791,404
  83,100  AMGEN, Inc.*                                   5,042,508
  66,200  Bristol-Myers Squibb Co.                       3,462,260
  30,800  Forest Laboratories, Inc.*                     2,186,800
  21,100  Human Genome Sciences, Inc.*                   1,271,275
 230,284  Johnson & Johnson                             11,514,200
  45,000  Lilly (Eli) & Co.                              3,330,000
 155,700  Merck & Co., Inc.                              9,950,787
 463,700  Pfizer, Inc.                                  18,571,185
 124,600  Pharmacia Corp.                                5,725,370
 133,000  Schering-Plough Corp.                          4,819,920
   1,200  Vertex Pharmaceuticals, Inc.*                     59,400
                                                    --------------
                                                        72,555,682
                                                    --------------

          Restaurants - 0.4%
  92,100  McDonald's Corp.                               2,492,226
                                                    --------------

          Retailers - 5.2%
   1,300  Best Buy Co., Inc.*                               82,576
  10,600  Circuit City Stores-Circuit City Group           190,800
  18,100  Costco Wholesale Corp.*                          743,548
   7,600  eBay, Inc.*                                      520,524
  84,400  Federated Department Stores, Inc.*             3,587,000
 193,500  Home Depot, Inc.                               9,007,425
   2,100  Lowes Cos., Inc.                                 152,355
  65,900  May Department Stores Co.                      2,257,734
 118,100  Target Corp.                                   4,086,260
  87,900  TJX Cos., Inc.                                 2,801,373
  19,700  Walgreen Co.                                     672,755
 256,100  Wal-Mart Stores, Inc.                         12,497,680
                                                    --------------
                                                        36,600,030
                                                    --------------

          Securities Broker - 0.7%
  91,300  E*TRADE Group, Inc.* (a)                         588,885
  32,500  Goldman Sachs and Co.                          2,788,500
  14,900  Morgan Stanley Dean Witter & Co.                 957,027
  53,600  TD Waterhouse Group, Inc.*                       585,848
                                                    --------------
                                                         4,920,260
                                                    --------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------

                         SELECT GROWTH AND INCOME FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        Value
  Shares                                               (Note 2)
------------------------------------------------------------------
          Telephone Systems - 5.6%
 161,100  AT&T Corp.                                $    3,544,200
 114,400  AT&T Corp. - Liberty Media Group, Class
          A*                                             2,000,856
  79,900  BellSouth Corp.                                3,217,573
     100  BroadWing, Inc.*                                   2,445
  89,600  Global Crossing, Ltd.* (a)                       774,144
  48,300  Level 3 Communications, Inc.* (a)                265,167
 151,700  Qwest Communications International, Inc.       4,834,679
 218,900  SBC Communications, Inc.                       8,769,134
 131,400  Sprint Corp. (PCS Group)* (a)                  3,173,310
 201,800  Verizon Communications                        10,796,300
 161,600  Worldcom, Inc.* (a)                            2,294,720
  12,800  WorldCom, Inc. - MCI Group*                      206,080
                                                    --------------
                                                        39,878,608
                                                    --------------

          Textiles, Clothing & Fabrics - 0.3%
  32,000  Jones Apparel Group, Inc.*                     1,382,400
  15,600  Nike, Inc., Class B                              655,044
                                                    --------------
                                                         2,037,444
                                                    --------------

          Transportation - 0.5%
  89,300  Burlington Northern Santa Fe Corp.             2,694,181
  15,600  C.H. Robinson Worldwide, Inc.                    435,084
   2,300  GATX Corp.                                        92,230
   1,100  Union Pacific Corp.                               60,401
                                                    --------------
                                                         3,281,896
                                                    --------------
          Total Common Stocks                          707,887,644
                                                    --------------
          (Cost $723,912,023)

  Par
 Value
 -----

U.S. GOVERNMENT OBLIGATION - 0.1%

          U.S. Treasury Note - 0.1%
$645,000  6.25%, 07/31/02 (b)                              660,620
                                                    --------------
          Total U.S. Government Obligation                 660,620
                                                    --------------
          (Cost $657,116)
Total Investments - 100.1%                             708,548,264
                                                    --------------
(Cost $724,569,139)
Net Other Assets and Liabilities - (0.1)%                 (391,476)
                                                    --------------
Total Net Assets - 100.0%                           $  708,156,788
                                                    ==============

----------------------------------

*    Non-income producing security.
(a) All or a portion of this security is out on loan at June 30, 2001; the value of the securities loaned amounted to $23,039,273. The value of collateral amounted to $24,064,317 which consisted of cash equivalents.
(b) Security has been deposited as initial margin on futures contracts. At June 30, 2001, the Portfolio's open futures contracts were as follows:

 Number                                                                     Market Value
   of                                                                            at
Contracts             Contract                Expiration       Aggregate      June 30,
Purchased               Type                     Date             Cost          2001
---------  ------------------------------  -----------------  ------------  ------------
     10               S&P 500               September-2001     $3,067,500    $3,079,250

ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 2001, the aggregate cost of investment securities for tax purposes was $724,569,139. Net unrealized appreciation (depreciation) aggregated $(16,020,875), of which $69,271,484 related to appreciated investment securities and $(85,292,359) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 2001, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $165,672,109 and $229,848,902 of non-governmental issuers, respectively, and $660,225 and $1,000,234 of U.S. Government and Agency issuers, respectively.

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                          SELECT STRATEGIC INCOME FUND

              PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                         Value
  Shares                                          Moody's Ratings      (Note 2)
------------------------------------------------------------------------------------
OPTIONS - 0.2%

             Options on Currency - 0.0%
     15,000  Eurodollar, Expires 9/17/01, Strike
             95.00                                                  $        9,592
      2,500  Eurodollar, Expires 9/17/01, Strike
             95.75                                                           1,113
                                                                    --------------
                                                                            10,705
                                                                    --------------
             Options on Interest Rate - 0.2%
     20,000  Euribor, Expires 12/17/01, Strike
             95.00                                                          13,552
     32,500  Euribor, Expires 9/17/01, Strike
             95.00                                                          20,783
                                                                    --------------
                                                                            34,335
                                                                    --------------
             Total Options                                                  45,040
                                                                    --------------
             (Cost $47,348)
 Par Value
 ---------
U.S. GOVERNMENT OBLIGATIONS - 60.3%

             Fannie Mae - 20.8%
$   500,000  5.50%, 02/15/06                           Aaa                 499,376
    170,000  6.00%, 05/15/11                           Aaa                 168,044
     50,000  6.25%, 02/01/11                           Aaa                  49,730
  1,585,463  6.50%, 06/01/29 - 01/01/30                Aaa               1,564,670
    200,000  6.50%, 07/01/30, TBA (a)                  Aaa                 196,750
    130,000  6.63%, 11/15/10                           Aaa                 134,508
  2,069,003  7.50%, 12/01/29 - 08/01/30                Aaa               2,111,950
                                                                    --------------
                                                                         4,725,028
                                                                    --------------
             Freddie Mac - 2.9%
     50,000  5.88%, 03/21/11                           Aaa                  48,128
    590,000  6.75%, 03/15/31                           Aaa                 605,353
                                                                    --------------
                                                                           653,481
                                                                    --------------

             Ginnie Mae - 19.5%
    300,000  6.00%, 07/01/31                           Aaa                 290,344
  1,200,000  6.50%, 07/01/31                           Aaa               1,186,874
  1,100,000  7.00%, 07/01/31                           Aaa               1,109,282
  1,800,000  7.50%, 07/01/31                           Aaa               1,845,000
                                                                    --------------
                                                                         4,431,500
                                                                    --------------

             U.S. Treasury Bills - 0.9%
    200,000  4.93%, 08/09/01 (b) (f)                                       198,930
                                                                    --------------

             U.S. Treasury Bond - 4.5%
  1,000,000  6.13%, 08/15/29                           Aaa               1,037,102
                                                                    --------------
             U.S. Treasury Inflationary
             Index - 3.2%
    630,000  4.09%, 04/15/29                           Aaa                 725,614
                                                                    --------------

             U.S. Treasury Note - 8.2%
  1,500,000  5.00%, 02/15/11                           Aaa               1,455,468
    180,000  5.25%, 11/15/28                           Aaa                 164,580
    230,000  5.75%, 11/15/05                           Aaa                 236,856
     10,000  6.25%, 05/15/30                           Aaa                  10,605
                                                                    --------------
                                                                         1,867,509
                                                                    --------------

             U.S. Treasury Principal Only
             Strip - 0.3%
    260,000  0.00%, 11/15/21 (c)                       Aaa                  75,704
                                                                    --------------
             Total U.S. Government Obligations                          13,714,868
                                                                    --------------
             (Cost $13,610,982)

CORPORATE NOTES AND BONDS - 22.8%

             Aerospace & Defense - 0.9%
     30,000  Lockheed Martin Corp.
             8.50%, 12/01/29                           Baa                  33,269
    200,000  Raytheon Co.
             6.00%, 12/15/10                           Baa                 178,969
                                                                    --------------
                                                                           212,238
                                                                    --------------

             Automotive - 1.9%
    100,000  DaimlerChrysler North America
             Holding Corp. (d)
             6.98%, 08/21/03                           A                    99,008
    110,000  Ford Motor Co.
             7.45%, 07/16/31                           A                   105,580
    100,000  Ford Motor Credit Co.
             5.75%, 02/23/04                           A                   100,029
    100,000  General Motors Acceptance Corp.
             7.25%, 03/02/11                           A                   101,161
     35,000  Visteon Corp.
             8.25%, 08/01/10                           Baa                  36,679
                                                                    --------------
                                                                           442,457
                                                                    --------------

             Banking - 3.4%
    100,000  Bank of America Corp.
             7.40%, 01/15/11                           Aa                  103,906
    100,000  Bank One North America Illinois (d)
             6.76%, 02/15/02                           Aa                  100,018
     84,928  Bayview Capital Corp. (e)
             7.01%, 07/25/30                           Aaa                  84,835
    100,000  Citigroup, Inc.
             6.50%, 01/18/11                           Aa                   99,255
    100,000  Citigroup, Inc.
             7.63%, 08/16/05                           A                   105,945
    100,000  Fleet Home Equity Loan Trust
             4.29%, 05/20/31                           Aaa                  99,809
    190,000  Mellon Residential Funding Corp.
             4.16%, 06/25/08                           Aaa                 190,000
                                                                    --------------
                                                                           783,768
                                                                    --------------

             Beverages, Food & Tobacco - 2.2%
     30,000  Anheuser Busch Cos., Inc.
             6.80%, 08/20/32                           A                    29,676
    130,000  Nabisco, Inc.
             7.55%, 06/15/15                           A                   132,381
    100,000  Philip Morris Cos., Inc.
             7.75%, 01/15/27                           A                   100,007

                       See Notes to Financial Statements.
--------------------------------------------------------------------------

                          SELECT STRATEGIC INCOME FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                         Value
  Par Value                                       Moody's Ratings      (Note 2)
------------------------------------------------------------------------------------
             Beverages, Food &
             Tobacco (continued)
$   100,000  RJ Reynolds Tobacco Holding
             7.75%, 05/15/06                           Aaa          $      100,901
     40,000  Unilever Capital Corp.
             7.13%, 11/01/10                           A                    41,612
    100,000  Unilever NV
             6.88%, 10/24/02                           A                   100,082
                                                                    --------------
                                                                           504,659
                                                                    --------------
             Chemicals - 0.9%
    100,000  E.I. Du Pont De Nemours
             6.50%, 01/15/28                           Aa                   94,347
    100,000  Rohm & Haas Co.
             7.85%, 07/15/29                           A                   103,939
                                                                    --------------
                                                                           198,286
                                                                    --------------

             Commercial Services - 0.4%
    100,000  Waste Management, Inc.
             7.00%, 07/15/28                           Ba                   89,243
                                                                    --------------
             Electric Utilities - 2.0%
    150,000  Northwestern Corp. (e)
             7.41%, 09/23/02                           A                   149,775
    100,000  PP&L Capital Funding, Inc. (d)
             7.54%, 09/03/02                           Baa                 100,070
    100,000  Progress Energy, Inc.
             7.10%, 03/01/11                           Baa                 101,277
    100,000  TECO Energy, Inc. (e)
             5.20%, 05/15/02                                               100,650
                                                                    --------------
                                                                           451,772
                                                                    --------------
             Financial Services - 3.1%
    100,000  Countrywide Home Loans, Inc.
             4.34%, 10/25/31                           Aaa                  99,734
    100,000  CVRD Finance Ltd., Series 1A (e)
             7.45%, 10/15/07                           Aaa                 100,375
    100,000  Household Finance Corp.
             6.75%, 05/15/11                           A                    98,655
    200,000  IBJ Preferred Capital Company LLC
             (e)
             8.79%, 12/29/49                           Baa                 177,949
    220,000  Morgan (J.P.) & Co., Inc. (e)
             4.16%, 07/01/08                           Aaa                 220,000
                                                                    --------------
                                                                           696,713
                                                                    --------------

             Insurance - 0.7%
    150,286  Conseco Finance Corp.
             5.68%, 03/15/32                           Aaa                 151,749
                                                                    --------------

             Media-Broadcasting &
             Publishing - 1.8%
    200,000  Continental Cablevision
             8.63%, 08/15/03                           A                   212,200
    200,000  News America Holdings, Inc.
             8.15%, 10/17/36                           Baa                 192,052
                                                                    --------------
                                                                           404,252
                                                                    --------------

             Metals - 0.1%
     30,000  Scotia Pacific Co. LLC
             7.71%, 01/20/14                           Baa                  22,490
                                                                    --------------

             Oil & Gas - 0.9%
    100,000  Anadarko Finance Co. (e)
             7.50%, 05/01/31                           Baa                 101,414
    100,000  Phillips Petroleum
             8.75%, 05/25/10                           Baa                 113,805
                                                                    --------------
                                                                           215,219
                                                                    --------------

             Retailers - 0.5%
    100,000  Wal-Mart Stores, Inc.
             7.55%, 02/15/30                           Aa                  108,876
                                                                    --------------

             Securities Broker - 1.9%
    200,000  Goldman Sachs Group, Inc.
             7.63%, 08/17/05                           A                   211,446
    200,000  Lehman Brothers Holdings, Inc.
             8.25%, 06/15/07                           A                   215,715
                                                                    --------------
                                                                           427,161
                                                                    --------------

             Telephone Systems - 1.2%
    270,000  Worldcom, Inc.
             8.25%, 05/15/31                           A                   264,832
                                                                    --------------

             Transportation - 0.9%
    200,000  Union Pacific Corp.
             7.60%, 05/01/05                           Baa                 209,143
                                                                    --------------
             Total Corporate Notes And Bonds                             5,182,858
                                                                    --------------
             (Cost $5,081,004)

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (g) - 13.5%

    176,417  Asset Securization Corp., Series
             1996-D2, Class A1
             6.92%, 02/14/29                           Aaa                 180,691
    345,468  Associates Manufactured Housing
             Pass Through, Series 1999-1,
             Class A (e)
             6.85%, 07/15/30                           Aaa                 345,792
    210,000  Comm 2001-Fl4 A1 (e)
             3.98%, 04/15/13                           Aaa                 209,967
    210,000  Comm 2001-Fl4A A2 (e)
             4.44%, 04/15/13                           Aaa                 210,000
    200,000  Conseco Finance Corp., CMO
             6.77%, 09/01/32                           Aaa                 204,147
    300,000  Conseco Finance Securitizations
             Corp.
             6.99%, 07/01/32                           Aaa                 291,065
    100,000  Contimortgage Home Equity Loan
             Trust, Series 1999-1, Class A5
             6.37%, 02/25/26                           Aaa                  98,216
    200,000  CS First Boston Mortgage Securities
             Corp., Series 1998-C1, Class A1B,
             CMO
             6.48%, 05/17/08                           Aaa                 199,853
     41,455  Dealer Auto Receivables Trust,
             Series 2000-1, Class A2
             7.01%, 04/15/03                           Aaa                  41,926

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                          SELECT STRATEGIC INCOME FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                         Value
  Par Value                                       Moody's Ratings      (Note 2)
------------------------------------------------------------------------------------
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (g) (continued)
$   183,987  Embarcadero Aircraft Securitization
             Trust, Series 2000-A, Class A2 (e)
             7.10%, 08/15/25                           Aa           $      183,354
    170,000  Green Tree Financial Corp., Series
             1999-3, Class A, CMO
             6.16%, 02/01/31                           Aaa                 170,575
    100,000  Green Tree Home Improvement Loan
             Trust, Series 1996-D,
             Class H, CMO
             8.30%, 09/15/27                           Aaa                  99,346
    300,000  LB-UBS Commercial Mortgage Trust,
             Series 2000-C3, CMO
             7.95%, 01/15/10                           Aaa                 323,386
    304,011  Residential Asset Securities
             Corporation, Series 2000, Class A
             6.85%, 09/25/31                           Aaa                 303,782
    100,000  Systems 2001 Asset Trust
             6.66%, 09/15/13                           Aaa                  99,960
    100,000  UCFC Home Equity Loan, Series
             1998-C, Class A7, CMO
             5.94%, 01/15/30                           Aaa                  98,935
                                                                    --------------
             Total Asset-Backed And
             Mortgage-Backed Securities                                  3,060,995
                                                                    --------------
             (Cost $3,032,218)

FOREIGN GOVERNMENT OBLIGATIONS - 2.2%

    100,000  Quebec Province
             7.50%, 09/15/29                           A                   105,879
    160,000  Republic of Poland
             6.00%, 10/27/14                           Baa                 157,360
     30,000  United Mexican States
             8.38%, 01/14/11                           Baa                  30,195
    165,000  United Mexican States
             11.50%, 05/15/26                          Baa                 207,900
                                                                    --------------
             Total Foreign Government
             Obligations                                                   501,334
                                                                    --------------
             (Cost $480,903)

FOREIGN BONDS - 0.7%

     40,000  British Telecom, Plc
             8.13%, 12/15/10                           Baa                  42,477
     30,000  British Telecom, Plc
             8.63%, 12/15/30                           Baa                  32,717
     75,000  France Telecom SA (e)
             7.75%, 03/01/11                           A                    76,420
                                                                    --------------
             Total Foreign Bonds                                           151,614
                                                                    --------------
             (Cost $146,688)
Total Investments - 99.7%                                               22,656,709
                                                                    --------------
(Cost $22,399,143)
Net Other Assets and Liabilities - 0.3%                                     70,768
                                                                    --------------
Total Net Assets - 100.0%                                           $   22,727,477
                                                                    ==============

----------------------------------

(a)  All or part of security is designated as a Forward Commitment.
(b)  Effective yield at time of purchase.
(c) Principal only securities represent the right to receive monthly principal payments; no payments of interest are passed through to the "principal only" holder.
(d) Variable rate security. The rate shown reflects rate in effect at June 30, 2001.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 2001, these securities amounted to $1,960,531 or 8.6% of net assets.
(f) Security has been deposited as initial margin on futures contracts. At June 30, 2001, the Portfolio's open futures contracts were as follows:

                                                                                      Market
    Number                                                                             Value
      of                                                                                at
  Contracts             Contract                Expiration          Aggregate        June 30,
  Purchased               Type                     Date               Cost             2001
--------------  -------------------------  --------------------  ---------------  ---------------
      13            U.S. 10 Year Note         September-2001       $1,363,375       $1,339,203
       4             U.S. Long Bond           September-2001          404,625          401,250
                                                                   ----------       ----------
                                                                   $1,768,000       $1,740,453
                                                                   ==========       ==========

                                                                                        Market
    Number                                                                               Value
      of                                                                                  at
  Contracts              Contract                 Expiration          Aggregate        June 30,
     Sold                  Type                      Date               Cost             2001
--------------  ---------------------------  --------------------  ---------------  ---------------
       1            U.S. 10 Year Agency         September-2001       $   99,328       $   97,953
      28             U.S. 5 Year Note           September-2001        2,912,360        2,893,625
                                                                     ----------       ----------
                                                                     $3,011,688       $2,991,578
                                                                     ==========       ==========

(g)  Pass Through Certificates
CMO  Collateralized Mortgage Obligation

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 2001, the aggregate cost of investment securities for tax purposes was $22,405,319. Net unrealized appreciation (depreciation) aggregated $251,390, of which $324,716 related to appreciated investment securities and $(73,326) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 2001, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $3,846,646 and $1,018,250 of non-governmental issuers, respectively, and $35,051,489 and $32,852,896 of U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdingsas a percentage of total value of investments in securities is as follows:

             Moody's Ratings
Aaa                                  77.9%
Aa                                    3.0
A                                    10.8
Baa                                   7.7
Ba                                    0.4
                                     ----
                                     99.8%
                                     ====

                       See Notes to Financial Statements.
--------------------------------------------------------------------------

                          SELECT STRATEGIC INCOME FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

Select Strategic Income Fund Written Options

                          Principal Amount
                            of Contracts                    Expiration
                          (000's omitted)   Exercise Price     Date      Value
                          ----------------  --------------  ----------  -------
10 Yr Treasury Note Call        $ 3             $105.0        8/25/01   $ 1,125
10 Yr Treasury Note Put           3              100.0        8/25/01       609
10-Yr Treasury Note Call          5              106.0        8/25/01     1,094
10-Yr Treasury Note Call          7              107.0        8/25/01       875
Euribor Call                      4               95.8        9/17/01       508
Long Treasury Bond Call           9              106.0        8/25/01       984
Long Treasury Bond Call          10              102.0        8/25/01     7,500
Long Treasury Bond Put            6              100.0        8/25/01     7,688
                                                                        -------
                                                                        $20,383
                                                                        =======

Select Strategic Income Fund - Written Options Rollforward

                                   Puts                         Calls
                        ---------------------------  ---------------------------
                        Principal Amount             Principal Amount
                          of Contracts                 of Contracts
                        (000's omitted)   Premiums   (000's omitted)   Premiums
                        ----------------  ---------  ----------------  ---------
Outstanding, beginning
of period                    $   8        $  8,758        $  14        $   4,648
Options written                 39          19,710           72           51,773
Options closed                 (38)        (22,607)         (48)         (31,648)
                             -----        ---------       -----        ---------
Outstanding, end of
period                       $   9        $  5,861        $  38        $  24,773
                             =====        =========       =====        =========

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                      SELECT INVESTMENT GRADE INCOME FUND

              PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                         Value
 Par Value                                        Moody's Ratings      (Note 2)
--------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (e) - 18.6%

             Fannie Mae - 14.0%
$ 7,443,963  6.00%, 03/01/03 - 08/01/29                Aaa          $    7,207,419
 30,474,392  6.50%, 05/01/08 - 12/01/29                Aaa              30,118,489
 15,484,258  7.00%, 08/01/10 - 06/01/30                Aaa              15,647,789
 11,235,248  7.50%, 01/01/07 - 05/01/30                Aaa              11,522,568
  1,406,124  8.00%, 04/01/09 - 04/01/23                Aaa               1,472,106
  4,400,000  8.13%, 08/15/19 (a)                       Aaa               5,477,336
    409,834  8.50%, 07/01/08 - 06/01/30                Aaa                 429,756
  1,035,498  9.00%, 02/01/10 - 11/01/25                Aaa               1,101,205
     39,320  10.00%, 10/01/20 - 12/01/20               Aaa                  42,902
                                                                    --------------
                                                                        73,019,570
                                                                    --------------

             Freddie Mac - 1.0%
     34,624  6.50%, 06/01/04 - 08/01/04                Aaa                  34,723
  3,426,213  7.50%, 12/01/29 - 11/01/30                Aaa               3,498,104
  1,179,178  7.90%, 07/01/16                           Aaa               1,234,406
    179,914  8.75%, 05/01/17                           Aaa                 187,929
    355,672  9.50%, 08/01/19 - 02/01/21                Aaa                 381,164
                                                                    --------------
                                                                         5,336,326
                                                                    --------------
             Ginnie Mae - 3.6%
  2,875,582  6.00%, 09/15/28                           Aaa               2,786,415
  6,735,307  6.50%, 09/15/08 - 02/15/29                Aaa               6,688,867
  7,198,681  7.00%, 05/15/23 - 04/15/28                Aaa               7,290,419
     95,658  8.00%, 08/15/22 - 09/15/26                Aaa                 100,345
  1,166,655  9.00%, 08/15/16 - 12/15/17                Aaa               1,264,105
    340,137  9.50%, 02/15/06                           Aaa                 361,243
                                                                    --------------
                                                                        18,491,394
                                                                    --------------
             Total U.S. Government Agency
             Mortgage-Backed Obligations                                96,847,290
                                                                    --------------
             (Cost $94,993,437)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 42.4%
             Fannie Mae - 15.0%
 19,823,924  6.00%, 05/15/08 - 02/01/29                Aaa              19,503,633
  1,895,000  6.02%, 11/25/10                           Aaa               1,849,550
  5,350,000  6.25%, 02/01/11                           Aaa               5,321,126
 11,536,806  6.50%, 09/01/10 - 10/01/29                Aaa              11,556,278
  4,800,000  7.00%, 12/01/14                           Aaa               4,895,885
 23,847,711  7.00%, 07/15/05 - 12/01/30                Aaa              24,066,454
  1,930,000  7.14%, 05/23/12                           Aaa               2,048,473
  6,014,123  7.50%, 03/01/28 - 12/01/30                Aaa               6,140,248
  2,050,241  8.00%, 10/01/29                           Aaa               2,124,912
    892,405  8.00%, 05/01/30                           Aaa                 922,703
                                                                    --------------
                                                                        78,429,262
                                                                    --------------

             Federal Home Loan Bank - 3.1%
 11,050,000  6.38%, 11/15/02                           Aaa              11,346,891
  2,280,000  6.50%, 11/13/09                           Aaa               2,341,216
  2,000,000  7.63%, 05/14/10                           Aaa               2,205,154
                                                                    --------------
                                                                        15,893,261
                                                                    --------------

             Freddie Mac - 1.8%
  6,000,000  5.25%, 01/15/06                           Aaa               5,936,952
  2,025,000  5.75%, 03/15/09                           Aaa               1,994,700
  1,440,000  7.80%, 09/12/16                           Aaa               1,519,396
                                                                    --------------
                                                                         9,451,048
                                                                    --------------

             Ginnie Mae - 3.8%
  1,546,662  6.50%, 05/20/31                           Aaa               1,524,468
  9,622,969  7.00%, 12/15/27 - 07/01/31                Aaa               9,711,798
  8,505,225  7.50%, 12/15/30                           Aaa               8,728,300
                                                                    --------------
                                                                        19,964,566
                                                                    --------------

             U.S. Treasury Bond - 7.8%
  3,950,000  5.50%, 08/15/28 (a)                       Aaa               3,745,323
  6,295,000  6.25%, 08/15/23 (a)                       Aaa               6,551,842
  4,015,000  7.13%, 02/15/23 (a)                       Aaa               4,602,675
  7,465,000  7.25%, 05/15/16 (a)                       Aaa               8,494,468
  6,640,000  7.63%, 11/15/22 (a)                       Aaa               8,008,179
  3,075,000  8.13%, 05/15/21                           Aaa               3,864,106
  1,750,000  9.25%, 02/15/16 (a)                       Aaa               2,335,891
  2,100,000  11.25%, 02/15/15                          Aaa               3,180,024
                                                                    --------------
                                                                        40,782,508
                                                                    --------------

             U.S. Treasury Note - 10.9%
  3,925,000  5.00%, 02/15/11 (a)                       Aaa               3,808,475
  2,750,000  5.38%, 06/30/03                           Aaa               2,806,474
  5,000,000  5.50%, 05/31/03 (a)                       Aaa               5,109,485
  1,700,000  5.63%, 02/15/06 (a)                       Aaa               1,745,808
 10,000,000  5.88%, 02/15/04 (a)                       Aaa              10,332,790
  2,750,000  6.00%, 08/15/09 (a)                       Aaa               2,859,813
 16,820,000  6.25%, 02/15/03 - 05/15/30 (a)            Aaa              17,655,610
    840,000  6.50%, 02/15/10                           Aaa                 902,409
  5,500,000  6.75%, 05/15/05                           Aaa               5,856,213
  5,000,000  7.50%, 11/15/16 (a)                       Aaa               5,821,565
                                                                    --------------
                                                                        56,898,642
                                                                    --------------
             Total U.S. Government and Agency
             Obligations                                               221,419,287
                                                                    --------------
             (Cost $220,670,252)

CORPORATE NOTES AND BONDS - 27.3%

             Airlines - 0.4%
  1,385,000  Continental Airlines, Inc.
             8.31%, 04/02/18                           A                 1,459,374
    373,713  United Air Lines, Inc.
             9.30%, 03/22/08                           Baa                 404,753
                                                                    --------------
                                                                         1,864,127
                                                                    --------------

             Automotive - 1.2%
  2,360,000  DaimlerChrysler North America
             Holding Corp.
             6.40%, 05/15/06                           A                 2,340,516
     75,000  DaimlerChrysler North America
             Holding Corp.
             7.23%, 01/06/05                           Aaa                  78,125

                       See Notes to Financial Statements.
--------------------------------------------------------------------------

                      SELECT INVESTMENT GRADE INCOME FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                         Value
  Par Value                                       Moody's Ratings      (Note 2)
--------------------------------------------------------------------------------------
             Automotive (continued)
$ 2,300,000  Ford Motor Co.
             7.37%, 07/15/04                           A            $    2,391,643
    755,000  Ford Motor Credit Corp.
             7.88%, 06/15/10                           A                   787,272
    885,000  General Motors Corp.
             7.20%, 01/15/11                           A                   895,564
                                                                    --------------
                                                                         6,493,120
                                                                    --------------

             Banking - 3.5%
  1,900,000  Abbey National, Plc, Yankee Bond
             6.70%, 06/29/49                           Aa                1,801,322
  1,430,000  Capital One Bank
             6.88%, 02/01/06                           Baa               1,395,979
  1,000,000  Centura Banks, Inc.
             6.50%, 03/15/09                           A                   956,685
  2,540,000  Firstar Corp.
             7.13%, 12/01/09                           A                 2,595,270
  1,000,000  Mellon Funding Corp.
             6.70%, 03/01/08                           A                 1,009,671
  1,600,000  National Australia Bank
             8.60%, 05/19/10                           A                 1,783,989
  1,090,000  National Westminster Bank
             7.75%, 04/29/49                           Aa                1,131,119
  1,775,000  Providian National Bank
             6.75%, 03/15/02                           Baa               1,804,163
    710,000  Suntrust Banks, Inc.
             7.75%, 05/01/10                           A                   755,859
  1,000,000  U.S. Bancorp
             6.00%, 05/15/04                           A                 1,011,213
  1,750,000  Washington Mutual, Inc.
             6.88%, 05/15/11                           A                 1,743,494
  1,275,000  Wells Fargo Co.
             6.63%, 07/15/04                           Aa                1,321,039
    775,000  Wells Fargo Co.
             6.75%, 06/15/07                           Aa                  793,670
                                                                    --------------
                                                                        18,103,473
                                                                    --------------

             Beverages, Food & Tobacco - 1.4%
  2,175,000  Conagra Foods, Inc.
             7.50%, 09/15/05                           Baa               2,257,348
  2,840,000  PepsiAmericas, Inc.
             5.95%, 02/15/06                           Baa               2,821,560
  2,000,000  Safeway, Inc.
             7.25%, 09/15/04                           Baa               2,080,418
                                                                    --------------
                                                                         7,159,326
                                                                    --------------

             Chemicals - 0.7%
  2,760,000  Crompton Corp.
             8.50%, 03/15/05                           Baa               2,856,525
    925,000  RPM, Inc., Senior Notes
             7.00%, 06/15/05                           Baa                 885,099
                                                                    --------------
                                                                         3,741,624
                                                                    --------------

             Commercial Services - 0.4%
    625,000  Waste Management, Inc.
             6.38%, 12/01/03                           Ba                  626,096
  1,585,000  Waste Management, Inc.
             7.38%, 08/01/10                           Ba                1,590,895
                                                                    --------------
                                                                         2,216,991
                                                                    --------------

             Communications - 0.5%
  1,610,000  AOL Time Warner, Inc. (a)
             7.63%, 04/15/31                           Baa               1,616,197
    750,000  Clear Channel Communications, Inc.
             7.65%, 09/15/10                           Baa                 773,247
                                                                    --------------
                                                                         2,389,444
                                                                    --------------

             Electric Utilities - 1.9%
  2,195,000  Connecticut Light & Power Co.,
             First Mortgage, Series D
             7.88%, 10/01/24                           Baa               2,220,390
  1,135,000  Dominion Resources, Inc.
             7.60%, 07/15/03                           Baa               1,182,308
    915,000  Florida Power & Light
             6.88%, 12/01/05                           Aa                  946,148
  1,000,000  Ohio Edison Co.
             7.38%, 09/15/02                           Baa               1,026,211
  2,535,000  Reliant Energy Resources
             7.75%, 02/15/11                           Baa               2,545,285
  1,100,000  Sithe/Independence Funding Corp.,
             Series A
             9.00%, 12/30/13                           Baa               1,185,635
    580,000  Texas Utilities Co.
             7.38%, 10/01/25                           A                   555,659
    295,000  Texas-New Mexico Power Co., Senior
             Note
             6.25%, 01/15/09                           Baa                 267,262
                                                                    --------------
                                                                         9,928,898
                                                                    --------------

             Electronics - 0.5%
  1,325,000  Raytheon Co.
             6.45%, 08/15/02                           Baa               1,329,645
  1,650,000  Raytheon Co.
             6.75%, 03/15/18                           Baa               1,453,320
                                                                    --------------
                                                                         2,782,965
                                                                    --------------

             Entertainment & Leisure - 0.8%
  1,800,000  Royal Caribbean Cruises, Ltd.
             6.75%, 03/15/08                           Baa               1,607,686
    675,000  Royal Caribbean Cruises, Ltd.,
             Yankee Debenture
             7.50%, 10/15/27                           Baa                 533,677
  2,010,000  Time Warner Cos., Inc.
             7.57%, 02/01/24                           Baa               2,001,860
                                                                    --------------
                                                                         4,143,223
                                                                    --------------

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                      SELECT INVESTMENT GRADE INCOME FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                         Value
  Par Value                                       Moody's Ratings      (Note 2)
------------------------------------------------------------------------------------
             Financial Services - 1.8%
$   200,000  Associates Corp. of North America
             6.50%, 07/15/02                           Aa           $      204,489
  1,620,000  General Electric Capital Corp.
             6.50%, 12/10/07                           Aaa               1,675,398
  1,725,000  General Electric Credit Corp.
             6.27%, 07/23/03                           Aaa               1,774,351
  1,775,000  Goldman Sachs Group, Inc.
             7.50%, 01/28/05                           A                 1,862,518
  2,475,000  Household Finance Corp.
             6.75%, 05/15/11                           A                 2,441,706
  1,200,000  Legg Mason, Inc., Senior Note
             6.50%, 02/15/06                           Baa               1,203,900
                                                                    --------------
                                                                         9,162,362
                                                                    --------------

             Food Retailers - 1.2%
  2,500,000  Albertson's, Inc.
             7.50%, 02/15/11                           Baa               2,530,915
  2,500,000  Delhaize America, Inc. (b)
             9.00%, 04/15/31                           Baa               2,719,363
    800,000  Meyer (Fred), Inc.
             7.45%, 03/01/08                           Baa                 830,489
                                                                    --------------
                                                                         6,080,767
                                                                    --------------

             Forest Products & Paper - 0.4%
    900,000  Chesapeake Corp.
             7.20%, 03/15/05                           Ba                  825,053
  1,500,000  Tennessee Gas Pipeline Co.
             7.50%, 04/01/17                           Baa               1,463,636
                                                                    --------------
                                                                         2,288,689
                                                                    --------------

             Industrial - 0.4%
  2,480,000  Tyco International Group SA
             6.88%, 01/15/29                           Baa               2,314,981
                                                                    --------------

             Insurance - 0.6%
     25,000  American General Corp.
             5.80%, 03/12/02                           A                    25,280
  1,935,000  Axa
             8.60%, 12/15/30                           A                 2,125,657
    935,000  The MONY Group, Inc.
             7.45%, 12/15/05                           Baa                 953,965
                                                                    --------------
                                                                         3,104,902
                                                                    --------------
             Media-Broadcasting & Publishing -
             1.4%
  1,250,000  Chancellor Media Corp.
             8.00%, 11/01/08                           Ba                1,296,875
  1,785,000  Lenfest Communications, Inc.
             8.38%, 11/01/05                           Baa               1,911,958
  1,250,000  Liberty Media Group
             7.88%, 07/15/09                           Baa               1,198,755
  1,210,000  News America Holdings, Inc.
             7.38%, 10/17/08                           Baa               1,220,284
    935,000  Viacom, Inc.
             7.70%, 07/30/10                           A                   985,987
    575,000  Westinghouse Electric Corp.,
             Debenture
             8.38%, 06/15/02                           A                   593,997
                                                                    --------------
                                                                         7,207,856
                                                                    --------------

             Metals - 0.5%
  2,500,000  USX Corp.
             9.80%, 07/01/01                           Baa               2,500,000
                                                                    --------------

             Oil & Gas - 2.2%
    400,000  Coastal Corp.
             6.20%, 05/15/04                           Baa                 397,996
  1,200,000  El Paso Energy Corp.
             6.75%, 05/15/09                           Baa               1,154,076
  2,910,000  Enron Corp.
             7.63%, 09/10/04                           Baa               3,021,255
  1,055,000  Enterprise Products
             8.25%, 03/15/05                           Baa               1,102,215
  2,350,000  Pemex Project (b)
             9.13%, 10/13/10                           Baa               2,488,063
  1,950,000  Phillips Petroleum
             8.50%, 05/25/05                           Baa               2,116,101
  1,485,000  Southern Natural Gas Co.
             7.35%, 02/15/31                           Baa               1,434,837
                                                                    --------------
                                                                        11,714,543
                                                                    --------------

             Pharmaceuticals - 1.1%
  2,360,000  American Home Products Corp.
             6.25%, 03/15/06                           A                 2,366,044
  1,590,000  Cardinal Health, Inc.
             6.75%, 02/15/11                           A                 1,607,137
    450,000  Merck & Co., Inc.
             6.40%, 03/01/28                           Aaa                 431,003
  1,500,000  Watson Pharmaceuticals, Inc.,
             Senior Note
             7.13%, 05/15/08                           Ba                1,426,574
                                                                    --------------
                                                                         5,830,758
                                                                    --------------

             Retailers - 0.4%
    800,000  CVS Corp.
             5.50%, 02/15/04                           A                   803,360
  1,250,000  Federated Department Stores (a)
             8.50%, 06/01/10                           Baa               1,363,021
                                                                    --------------
                                                                         2,166,381
                                                                    --------------

             Securities Broker - 1.5%
  2,500,000  Bear Stearns Cos., Inc., Senior
             Note
             6.15%, 03/02/04                           A                 2,521,098
  2,595,000  Goldman Sachs Group, Inc.
             6.88%, 01/15/11                           A                 2,580,452
  2,520,000  Morgan Stanley Dean Witter & Co.
             6.75%, 04/15/11                           Aa                2,502,526
                                                                    --------------
                                                                         7,604,076
                                                                    --------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------

                      SELECT INVESTMENT GRADE INCOME FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                         Value
  Par Value                                       Moody's Ratings      (Note 2)
--------------------------------------------------------------------------------------
             Telephone Systems - 4.1%
$ 1,300,000  AT & T Corp.
             7.65%, 09/15/06                           Baa          $    1,284,821
  2,675,000  AT & T Wireless Group (b)
             7.35%, 03/01/06                           Baa               2,717,016
  1,225,000  LCI International, Inc., Senior
             Note
             7.25%, 06/15/07                           Baa               1,259,269
  2,550,000  MCI Worldcom, Inc.
             7.50%, 05/15/11                           A                 2,482,808
  2,550,000  Qwest Capital Funding (b)
             7.75%, 02/15/31                           Baa               2,501,252
  2,075,000  Rogers Wireless, Inc. (b)
             9.63%, 05/01/11                           Baa               2,085,375
    650,000  Sprint Capital Corp.
             5.70%, 11/15/03                           Baa                 647,889
  1,825,000  Sprint Capital Corp.
             7.63%, 06/10/02                           Baa               1,874,855
    700,000  Telephone and Data Systems, Inc.
             7.00%, 08/01/06                           A                   708,462
  1,575,000  US West Communications, Inc.
             6.38%, 10/15/02                           A                 1,595,664
  1,715,000  Vodafone Group, Plc
             7.75%, 02/15/10                           A                 1,801,860
  2,750,000  VoiceStream Wireless Corp. (c)
             0.00%, 11/15/09                           Baa               2,282,500
                                                                    --------------
                                                                        21,241,771
                                                                    --------------

             Transportation - 0.4%
  1,135,000  CSX Corp.
             6.25%, 10/15/08                           Baa               1,098,783
  1,200,000  CSX Corp.
             7.25%, 05/01/04                           Baa               1,241,624
                                                                    --------------
                                                                         2,340,407
                                                                    --------------
             Total Corporate Notes And Bonds                           142,380,684
                                                                    --------------
             (Cost $140,717,288)

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (e) - 7.5%

  3,120,000  Bear Stearns Mortgage Securities,
             Inc., CMO
             7.06%, 06/15/09                           Aaa               3,213,962
    862,417  Bear Stearns Mortgage Securities,
             Inc., Series 1995-1, Class 1A
             6.45%, 05/25/10                           Aaa                 869,386
    156,208  Carco Auto Loan Master Trust,
             Series 1997-1, Class A, CMO
             6.69%, 08/15/04                           Aaa                 156,208
  1,575,000  Chase Credit Card Master Trust,
             Series 1997-5, Class A, CMO
             6.19%, 08/15/05                           Aaa               1,611,997
  1,300,000  Chase Credit Card Master Trust,
             Series 1999-3, Class B,
             6.95%, 01/15/07                           A                 1,349,985
  1,285,000  Citibank Credit Card Issuance
             Trust, Series 2000-Cl, CMO
             6.88%, 11/15/09                           Aaa               1,330,607
  2,962,572  COMM, Series 1999-1, Class A1, CMO
             6.15%, 02/15/08                           Aaa               2,982,809
  1,000,000  Copelco Capital Funding Corp.,
             Series 1999-A, Class A4
             5.80%, 04/15/03                           Aaa               1,010,446
  2,715,000  CS First Boston Mortgage Securities
             Corp.
             6.04%, 06/15/34                           Aaa               2,728,999
  6,200,000  Ford Motor Credit Co.
             7.60%, 08/01/05                           A                 6,467,369
    148,449  GMAC Commercial Mortgage
             Securities, Inc., Series 1996-C1,
             Class A2A, CMO
             6.79%, 09/15/03                           Aaa                 148,845
    313,402  Green Tree Recreation Equipment &
             Consumer Trust, Series 1997-B,
             Class A1, CMO (d)
             6.55%, 07/15/28                           AAA                 319,845
  2,040,000  GS Mortgage Securities Corp. II
             6.94%, 07/13/30                           Aaa               2,059,594
    334,508  Housing Securities, Inc., Series
             1994-2, Class A-1
             6.50%, 07/25/09                           Aaa                 340,863
  2,000,000  MBNA Master Credit Card Trust, CMO
             6.60%, 12/15/06                           A                 2,057,874
  2,000,000  MBNA Master Credit Card Trust,
             Series 1995-C, Class A
             6.45%, 02/15/08                           Aaa               2,059,422
  1,771,747  Morgan Stanley Dean Witter &
             Co. (b)
             7.43%, 12/03/05                           Aaa               1,862,735
  2,500,000  Residential Funding Mortgage
             Securities I, Series 1999-S7,
             Class A11, CMO
             6.50%, 03/25/29                           Aaa               2,498,175
    118,901  Resolution Trust Corp., Series
             1995-2, Class C-1
             7.45%, 05/25/29                           Baa                 120,350
    700,000  Southwest Gas Corp., Debenture,
             Series F
             9.75%, 06/15/02                           Baa                 726,735
  2,000,000  Texas Utilities Electric Co.
             8.25%, 04/01/04                           A                 2,124,528
  1,750,000  Toyota Auto Receivables Grantor
             Trust, CMO
             7.21%, 04/15/07                           Aaa               1,834,235
  1,075,706  WFS Financial Owner Trust, Series
             1998-B, Class A4
             6.05%, 04/20/03                           Aaa               1,082,697
                                                                    --------------
             Total Asset-Backed And
             Mortgage-Backed Securities                                 38,957,666
                                                                    --------------
             (Cost $38,129,622)

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                      SELECT INVESTMENT GRADE INCOME FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                         Value
  Par Value                                       Moody's Ratings      (Note 2)
--------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS - 0.9%

$ 2,000,000  Province of Ontario
             7.38%, 01/27/03                           Aa           $    2,080,732
  1,450,000  Province of Quebec (a)
             5.50%, 04/11/06                           A                 1,428,124
  1,300,000  Province of Quebec
             8.80%, 04/15/03                           A                 1,386,043
                                                                    --------------
             Total Foreign Government
             Obligations                                                 4,894,899
                                                                    --------------
             (Cost $4,784,345)

FOREIGN BONDS - 0.4%

  1,900,000  France Telecom SA (b)
             7.75%, 03/01/11                           A                 1,935,978
                                                                    --------------
             Total Foreign Bonds                                         1,935,978
                                                                    --------------
             (Cost $1,896,342)

COMMERCIAL PAPER (f) - 2.3%

             Banking - 2.3%
 12,000,000  Asap Funding
             3.88%, 07/16/01                           NR               11,980,600
                                                                    --------------
             Total Commercial Paper                                     11,980,600
                                                                    --------------
             (Cost $11,980,600)

  Shares
  ------
INVESTMENT COMPANY - 1.8%

  9,403,835  Marshall Money Market Fund                                  9,403,835
                                                                    --------------
             Total Investment Company                                    9,403,835
                                                                    --------------
             (Cost $9,403,835)
Total Investments - 101.2%                                             527,820,239
                                                                    --------------
(Cost $522,575,721)
Net Other Assets and Liabilities - (1.2)%                               (6,472,010)
                                                                    --------------
Total Net Assets - 100.0%                                           $  521,348,229
                                                                    ==============


(a) All or a portion of this security is out on loan at June 30, 2001; the value of the securities loaned amounted to $81,331,126. The value of collateral amounted to $83,282,315 which consisted of cash equivalents.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 2001, these securities amounted to $16,309,782 or 3.1% of net assets.
(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.
(d) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
(e)  Pass Through Certificates.
(f)  Effective yield at time of purchase.
CMO  Collateralized Mortgage Obligation

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 2001, the aggregate cost of investment securities for tax purposes was $523,223,189. Net unrealized appreciation (depreciation) aggregated $4,597,050, of which $7,584,375 related to appreciated investment securities and $(2,987,325) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 2001, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $196,975,891 and $212,308,996 of non-governmental issuers, respectively, and $216,984,421 and $128,294,473 of U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

       Moody's Rating
Aaa                    65.9
Aa                      2.0
A                      11.3
Baa                    15.5
Ba                      1.1
NR (Not Rated)          2.3
                       ----
                       98.1%
                       ====
        S&P Ratings
AAA                     0.1
                       ----
                        0.1%
                       ====

                       See Notes to Financial Statements.
--------------------------------------------------------------------------

                              GOVERNMENT BOND FUND

              PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                           Value
 Par Value                                                (Note 2)
---------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (c) - 3.9%

             Fannie Mae - 2.1%
$ 1,074,478  6.15%, 06/25/20                           $    1,083,342
     17,490  7.00%, 05/01/17                                   17,916
    436,896  7.50%, 03/01/07                                  451,533
    312,564  8.00%, 04/01/09 - 09/01/21                       326,713
    240,889  8.40%, 02/25/09                                  242,823
                                                       --------------
                                                            2,122,327
                                                       --------------

             Freddie Mac - 1.2%
    456,981  6.50%, 06/01/04 - 06/01/23                       456,561
    161,790  7.50%, 02/01/07                                  167,267
    310,300  7.90%, 07/01/16                                  324,833
    134,934  8.00%, 09/01/09 - 06/01/19                       139,164
     86,825  10.00%, 03/01/21                                  94,631
                                                       --------------
                                                            1,182,456
                                                       --------------
             Ginnie Mae - 0.6%
     48,142  6.50%, 06/15/09                                   49,271
    427,390  7.00%, 06/15/12                                  439,620
    101,348  9.50%, 02/15/06                                  107,637
                                                       --------------
                                                              596,528
                                                       --------------
             Total U.S. Government Agency
             Mortgage-Backed Obligations                    3,901,311
                                                       --------------
             (Cost $3,889,161)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 90.8%
             Fannie Mae - 28.4%
 10,000,000  4.70%, 06/04/03                               10,012,000
  5,000,000  4.75%, 05/23/03                                5,008,995
  2,078,000  5.13%, 02/13/04                                2,087,835
  3,000,000  6.00%, 12/15/05                                3,060,336
    775,000  6.25%, 02/01/11                                  770,817
  3,213,000  6.38%, 06/15/09                                3,280,194
  2,000,000  6.50%, 08/15/04                                2,079,738
  2,000,000  7.00%, 07/15/05                                2,113,518
                                                       --------------
                                                           28,413,433
                                                       --------------
             Federal Farm Credit Bank - 4.0%
  1,000,000  4.90%, 03/01/02                                1,020,123
  3,000,000  5.00%, 09/22/03                                3,017,400
                                                       --------------
                                                            4,037,523
                                                       --------------
             Federal Home Loan Bank - 2.0%
  1,350,000  6.19%, 05/06/08                                1,372,325
    550,000  6.55%, 03/07/05                                  572,434
                                                       --------------
                                                            1,944,759
                                                       --------------

             Freddie Mac - 6.0%
  2,500,000  5.13%, 10/15/08                                2,381,750
    700,000  5.75%, 07/15/03                                  713,750
  1,500,000  5.95%, 01/19/06                                1,524,404
  1,300,000  6.25%, 07/15/04                                1,340,960
                                                       --------------
                                                            5,960,864
                                                       --------------

             U.S. Treasury Note - 48.3%
  2,500,000  4.00%, 04/30/03                                2,490,455
  5,000,000  4.63%, 05/15/06 (a)                            4,931,250
  2,500,000  4.75%, 02/15/04                                2,513,548
  2,500,000  5.00%, 02/15/11 (a)                            2,425,780
  3,000,000  5.63%, 05/15/08 (a)                            3,061,407
  8,750,000  5.75%, 08/15/03 - 11/15/05 (a)                 9,007,062
  2,000,000  5.88%, 02/15/04                                2,066,558
  1,750,000  6.00%, 08/15/09 (a)                            1,819,881
  1,000,000  6.13%, 08/15/07                                1,049,905
  7,700,000  6.50%, 08/15/05 (a)                            8,152,598
  6,125,000  6.50%, 10/15/06 - 02/15/10 (a)                 6,548,900
  2,600,000  6.88%, 05/15/06                                2,802,896
  1,100,000  10.75%, 08/15/05 (a)                           1,333,882
                                                       --------------
                                                           48,204,122
                                                       --------------

             U.S. Treasury Principal Only
             Strip - 2.1%
  2,125,000  0.00%, 08/15/01 (b)                            2,114,925
                                                       --------------
             Total U.S. Government and Agency
             Obligations                                   90,675,626
                                                       --------------
             (Cost $90,366,595)

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (c) - 2.8%

  1,250,000  American Express Credit Account Master
             Trust, Series 1999-1, Class A
             5.60%, 11/15/06                                1,264,846
  1,500,000  American Express Master Trust, Series
             1998-1, Class A, CMO
             5.90%, 04/15/04                                1,530,704
                                                       --------------
             Total Asset-Backed And Mortgage-Backed
             Securities                                     2,795,550
                                                       --------------
             (Cost $2,741,660)

  Shares
  ------
INVESTMENT COMPANY - 1.2%

  1,252,633  Marshall Money Market Fund                     1,252,633
                                                       --------------
             Total Investment Company                       1,252,633
                                                       --------------
             (Cost $1,252,633)
Total Investments - 98.7%                                  98,625,120
                                                       --------------
(Cost $98,250,049)
Net Other Assets and Liabilities - 1.3%                     1,258,462
                                                       --------------
Total Net Assets - 100.0%                              $   99,883,582
                                                       ==============


----------------------------------

(a) All or a portion of this security is out on loan at June 30, 2001; the value of the securities loaned amounted to $31,589,003. The value of collateral amounted to $32,354,573 which consisted of cash equivalents.
(b) Principal only securities represent the right to receive monthly principal payments; no payments of interest are passed through to the "principal only" holder.
(c)  Pass Through Certificates.
CMO  Collateralized Mortgage Obligation

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                              GOVERNMENT BOND FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 2001, the aggregate cost of investment securities for tax purposes was $98,370,187. Net unrealized appreciation (depreciation) aggregated $254,933, of which $882,808 related to appreciated investment securities and $(627,875) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 2001, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $20,609,744 and $39,349,727 of non-governmental issuers, respectively, and $79,537,444 and $34,837,785 of U.S. Government and Agency issuers, respectively.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------

                               MONEY MARKET FUND

              PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                            Value
 Par Value                                                 (Note 2)
----------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATION - 2.0%

              Fannie Mae - 2.0%
$ 10,000,000  3.90%, 08/01/01                           $    9,965,333
                                                        --------------
              Total U.S. Government and Agency
              Obligation                                     9,965,333
                                                        --------------
              (Cost $9,965,333)

CORPORATE NOTES - 60.3%

              Automotive - 3.8%
   2,000,000  Ford Motor Credit Corp. (a)
              4.51%, 01/22/02                                1,999,282
   3,905,000  Ford Motor Credit Corp.
              7.00%, 09/25/01                                3,923,169
   5,000,000  General Motors Acceptance Corp.
              5.50%, 12/15/01                                5,016,673
   6,650,000  General Motors Corp.
              5.50%, 01/10/02                                6,653,772
   1,055,000  General Motors Corp.
              5.50%, 01/14/02                                1,055,968
                                                        --------------
                                                            18,648,864
                                                        --------------
              Banking - 21.8%
  11,500,000  African Development Bank
              7.75%, 12/15/01                               11,549,328
   5,000,000  Bank One Corp.
              7.00%, 03/25/02                                5,072,277
   5,000,000  Bank One NA Illinois
              6.80%, 09/14/01                                4,999,792
   7,000,000  Citigroup, Inc.
              7.45%, 06/06/02                                7,215,165
  10,000,000  First Tennessee Bank (a)
              3.92%, 08/02/01                               10,000,000
  10,000,000  First Union National Bank (a)
              4.04%, 07/27/01                                9,999,984
   5,000,000  Firstar Bank NA
              4.50%, 04/18/02                                4,996,069
   5,000,000  Firstar Corp.
              6.35%, 07/13/01                                4,998,944
   2,870,000  FleetBoston Financial Corp.
              6.13%, 03/15/02                                2,897,847
   1,000,000  Key Bank National Association (a)
              4.01%, 08/13/01                                  999,984
   5,000,000  Key Bank National Association (a)
              4.06%, 05/16/02                                4,956,350
  20,000,000  Marshall & Isley Bank (a)
              3.89%, 03/21/02                               19,998,871
   7,400,000  Midlantic Corp.
              9.20%, 08/01/01                                7,429,896
  10,000,000  National City Bank of Cleveland
              6.98%, 08/02/01                                9,999,656
   2,500,000  Southtrust Bank NA
              4.27%, 04/29/02                                2,502,490
                                                        --------------
                                                           107,616,653
                                                        --------------

              Financial Services - 11.9%
  20,000,000  Abacas Investment, Ltd. (a)
              3.90%, 09/25/01                               20,000,000
   2,000,000  Countrywide Funding Corp.
              7.55%, 08/24/01                                2,011,039
  10,000,000  Countrywide Home Loans, Inc., MTN (a)
              4.96%, 10/03/01                               10,000,000
  13,000,000  Household Finance Corp., MTN (a)
              4.02%, 10/16/01                               13,000,000
   5,000,000  Links Finance LLC, MTN (a) (c)
              3.75%, 03/28/02                                5,000,000
   5,360,000  Textron Financial Corp. (a)
              4.99%, 03/18/02                                5,360,880
   3,000,000  Textron Financial Corp., MTN (a)
              4.61%, 10/26/01                                3,001,796
                                                        --------------
                                                            58,373,715
                                                        --------------

              Heavy Machinery - 2.3%
   3,700,000  Caterpillar Financial Services Corp. (a)
              4.19%, 05/21/02                                3,705,623
   7,500,000  Caterpillar Financial Services Corp. (a)
              4.20%, 07/08/02                                7,511,522
                                                        --------------
                                                            11,217,145
                                                        --------------

              Industrial - Diversified - 0.4%
   2,000,000  General Electric Co.
              7.00%, 03/01/02                                2,040,016
                                                        --------------

              Insurance - 2.4%
   6,500,000  Prudential Funding LLC, MTN (a)
              4.09%, 09/13/01                                6,502,131
   3,500,000  Transamerica Finance Corp.
              6.13%, 11/01/01                                3,492,487
   2,000,000  Transamerica Finance Corp.
              6.38%, 11/15/01                                2,005,072
                                                        --------------
                                                            11,999,690
                                                        --------------

              Securities Broker - 17.0%
   5,000,000  Bear Stearns Cos., Inc. (a)
              4.17%, 05/23/02                                5,005,139
  15,000,000  Bear Stearns Cos., Inc.
              4.35%, 05/17/02                               15,000,000
   5,000,000  Bear Stearns Cos., Inc.
              5.22%, 02/12/02                                5,000,000
  10,843,000  Donaldson, Lufkin & Jenrette, Inc.
              5.88%, 04/01/02                               10,922,005
  15,000,000  Goldman Sachs Group, Inc. (a) (c)
              3.80%, 03/21/02                               15,000,000
   5,000,000  Goldman Sachs Group, Inc.
              4.73%, 09/25/01                                5,000,000
   4,110,000  Lehman Brothers Holdings, Inc. (a)
              5.78%, 04/02/02                                4,136,931
   1,000,000  Lehman Brothers Holdings, Inc.
              6.38%, 05/07/02                                1,014,577
   1,700,000  Merrill Lynch & Co., Inc. (a)
              4.01%, 01/08/02                                1,699,521

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                               MONEY MARKET FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                            Value
   Par Value                                               (Note 2)
----------------------------------------------------------------------
              Securities Broker (continued)
$ 10,000,000  Merrill Lynch & Co., Inc. (a)
              4.35%, 11/09/01                           $   10,003,197
   1,000,000  Merrill Lynch & Co., Inc.
              6.98%, 08/07/01                                1,000,742
  10,000,000  Morgan Stanley Dean Witter & Co. (a)
              4.01%, 08/15/01                               10,000,000
                                                        --------------
                                                            83,782,112
                                                        --------------

              Telephone Systems - 0.7%
   3,250,000  Verizon Global Funding (a)
              3.85%, 03/21/02                                3,251,564
                                                        --------------
              Total Corporate Notes                        296,929,759
                                                        --------------
              (Cost $296,929,759)

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 0.9%
   4,437,136  Merrill Lynch Mortgage Investors, Inc.
              6.68%, 11/27/01                                4,437,136
                                                        --------------
              Total Asset-Backed And Mortgage-Backed
              Securities                                     4,437,136
                                                        --------------
              (Cost $4,437,136)
COMMERCIAL PAPER (b) - 27.2%

              Advertising - 1.3%
   5,000,000  Omnicom Capital, Inc. (c)
              4.11%, 08/10/01                                4,976,596
   1,500,000  Omnicom Capital, Inc. (c)
              4.60%, 10/29/01                                1,476,809
                                                        --------------
                                                             6,453,405
                                                        --------------

              Automotive - 3.0%
  14,541,000  Dollar Thrifty Funding
              4.00%, 07/27/01                               14,497,377
                                                        --------------
              Banking - 0.3%
   1,230,000  First Express Funding (c)
              5.20%, 08/16/01                                1,221,650
                                                        --------------

              Education - 2.2%
   4,000,000  Long Island College Hospital
              3.81%, 10/15/01                                3,954,703
   6,700,000  Long Island College Hospital
              5.25%, 07/12/01                                6,688,275
                                                        --------------
                                                            10,642,978
                                                        --------------

              Electric Utilities - 6.2%
   7,525,000  NSTAR
              3.99%, 07/30/01                                7,499,979
   5,549,000  Oglethorpe Power Corp. (c)
              3.79%, 08/06/01                                5,527,385
  12,614,000  Oglethorpe Power Corp. (c)
              4.03%, 07/23/01                               12,581,523
   5,000,000  Oglethorpe Power Corp. (c)
              4.05%, 07/10/01                                4,994,375
                                                        --------------
                                                            30,603,262
                                                        --------------

              Financial Services - 7.2%
   5,000,000  High Peak Funding LLC (c)
              3.70%, 07/30/01                                4,984,583
   6,800,000  High Peak Funding LLC (c)
              4.84%, 09/04/01                                6,739,661
   5,400,000  High Peak Funding LLC (c)
              5.12%, 08/15/01                                5,364,672
   6,631,000  Westways Funding III, Ltd. (c)
              3.85%, 07/20/01                                6,616,817
   5,000,000  Westways Funding III, Ltd. (c)
              4.70%, 07/13/01                                4,991,514
   6,945,000  Westways Funding IV, Ltd. (c)
              3.97%, 07/13/01                                6,935,044
                                                        --------------
                                                            35,632,291
                                                        --------------

              Financial
              Services - Diversified - 2.0%
  10,000,000  Household Finance Corp.
              3.98%, 07/11/01                                9,987,839
                                                        --------------

              Forest Products & Paper - 2.0%
   5,000,000  Jefferson Smurfit Financial
              4.00%, 07/09/01                                4,995,000
   5,000,000  Jefferson Smurfit Financial
              4.00%, 07/12/01                                4,993,333
                                                        --------------
                                                             9,988,333
                                                        --------------

              Heavy Machinery - 3.0%
  10,000,000  The Stanley Works
              3.88%, 08/13/01                                9,952,578
   5,000,000  The Stanley Works (c)
              4.05%, 07/06/01                                4,996,625
                                                        --------------
                                                            14,949,203
                                                        --------------
              Total Commercial Paper                       133,976,338
                                                        --------------
              (Cost $133,976,338)

CERTIFICATES OF DEPOSIT - 4.8%

   5,000,000  Associated Bank of Green Bay
              5.64%, 07/16/01                                5,000,021
  15,000,000  Associated Bank of Illinois
              6.86%, 09/14/01                               14,999,408
   1,500,000  Bayerische Landesbank NY, Yankee CD
              3.86%, 09/19/01                                1,499,845
   2,000,000  Dresdner Bank NY
              6.99%, 07/13/01                                2,000,483
                                                        --------------
              Total Certificates Of Deposit                 23,499,757
                                                        --------------
              (Cost $23,499,757)

                       See Notes to Financial Statements.
--------------------------------------------------------------------------

                               MONEY MARKET FUND

        PORTFOLIO OF INVESTMENTS, CONTINUED - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                            Value
   Par Value                                               (Note 2)
----------------------------------------------------------------------

MUNICIPAL OBLIGATIONS - 2.9%

$  6,500,000  New York City Municipal
              3.97%, 08/14/01                           $    6,500,000
   8,000,000  New York Dormitory Authority
              6.75%, 10/01/01                                8,055,840
                                                        --------------
              Total Municipal Obligations                   14,555,840
                                                        --------------
              (Cost $14,555,840)

INVESTMENT COMPANIES - 3.0%

   9,855,472  Provident Temp Fund                            9,855,473
   5,129,005  Scudder Institutional Money Market Fund        5,129,005
                                                        --------------
              Total Investment Companies                    14,984,478
                                                        --------------
              (Cost $14,984,478)
Total Investments - 101.1%                                 498,348,641
                                                        --------------
(Cost $498,348,641)
Net Other Assets and Liabilities - (1.1)%                   (5,578,914)
                                                        --------------
Total Net Assets - 100.0%                               $  492,769,727
                                                        ==============

----------------------------------

(a) Variable rate security. The rate shown reflects rate in effect at June 30, 2001.
(b)  Effective yield at time of purchase
(c)  Security exempt from registration under Rule 144A of the Securities
     Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 2001, these securities amounted to $91,407,254 or 18.6% of net assets.
MTN  Medium Term Note

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 2001, the aggregate cost of investment securities for tax purposes was $498,348,641.

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

  STATEMENTS OF ASSETS AND LIABILITIES (IN 000'S) - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                       This page intentionally left blank

--------------------------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

  STATEMENTS OF ASSETS AND LIABILITIES (IN 000'S) - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                              Select       Select          Select              Select
                             Emerging    Aggressive        Capital       Value Opportunities
                           Markets Fund  Growth Fund  Appreciation Fund         Fund
--------------------------------------------------------------------------------------------
ASSETS:
Investments:
  Investments at cost....  $     55,302  $   662,459  $         364,512  $           336,653
  Net unrealized
  appreciation
  (depreciation).........        (6,672)      (5,380)            99,095               65,928
                           ------------  -----------  -----------------  -------------------
    Total investments at
    value................        48,630      657,079            463,607              402,581
Cash and foreign
currency*................         3,955       21,336                  2               16,271
Short-term investments
held as collateral for
securities loaned........         5,922       87,788            114,953               35,664
Receivable for
investments sold.........           660        8,777             14,511                9,393
Receivable for shares
sold.....................            --           --                 --                  334
Interest and dividend
receivables..............           146          381                 55                  619
Receivable for variation
margin...................            --           --                 --                   --
Receivable for expense
reimbursement............            --           --                 --                   --
Net unrealized
appreciation on forward
currency contracts.......            --           --                 --                   --
Dividend tax reclaim
receivable...............             1           --                 --                    9
                           ------------  -----------  -----------------  -------------------
    Total Assets.........        59,314      775,361            593,128              464,871
                           ------------  -----------  -----------------  -------------------
LIABILITIES:
Payable for investments
purchased................           869       13,544              1,149                2,307
Collateral for securities
loaned...................         5,922       87,788            114,953               35,664
Advisory fee payable.....            56          472                346                  301
Trustees' fees and
expenses payable.........             1           --                  4                    2
Payable to custodian.....            51           78                 23                    9
Payable for shares
repurchased..............           590       29,958             11,462                1,833
Payable for variation
margin...................            --           --                 --                   --
Written options
outstanding, at
value**..................            --           --                 --                   --
Accrued expenses and
other payables...........            63          187                 93                   88
                           ------------  -----------  -----------------  -------------------
    Total Liabilities....         7,552      132,027            128,030               40,204
                           ------------  -----------  -----------------  -------------------

NET ASSETS...............  $     51,762  $   643,334  $         465,098  $           424,667
                           ============  ===========  =================  ===================
NET ASSETS consist of:
Paid-in capital..........  $     68,237  $   753,689  $         342,077  $           292,490
Undistributed
(distribution in excess
of) net investment income
(loss)...................           200       (1,724)            (1,205)               3,933
Accumulated (distribution
in excess of) net
realized gain (loss) on
investments sold, foreign
currency transactions,
written option
transactions and futures
contracts................        (9,886)    (103,251)            25,131               62,316
Net unrealized
appreciation
(depreciation) of
investments, assets and
liabilities in foreign
currency, written option
contracts and futures
contracts................        (6,789)      (5,380)            99,095               65,928
                           ------------  -----------  -----------------  -------------------
TOTAL NET ASSETS.........  $     51,762  $   643,334  $         465,098  $           424,667
                           ============  ===========  =================  ===================
Shares of beneficial
interest outstanding
(unlimited authorization,
no par value) (in
000's)...................        68,293      347,783            220,567              198,772
NET ASSET VALUE,
Offering and redemption
price per share
(Net Assets/Shares
Outstanding).............  $      0.758  $     1.850  $           2.109  $             2.136
                           ============  ===========  =================  ===================

-------------------------------------------------------------------

* Cost $4,073 and $36,522 for Select Emerging Markets Fund and Select International Equity Fund, resepctively.
**   Premiums of $20 for the Select Strategic Income Fund.

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

                              Select        Select      Select       Core      Equity    Select Growth       Select
                           International    Growth     Strategic    Equity      Index     and Income    Strategic Income
                            Equity Fund      Fund     Growth Fund    Fund       Fund         Fund             Fund
------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments:
  Investments at cost....  $     568,137  $  789,158  $    45,406  $ 792,152  $ 509,588  $     724,569  $         22,399
  Net unrealized
  appreciation
  (depreciation).........        (46,093)     25,532       (9,407)    (8,695)    48,611        (16,021)              258
                           -------------  ----------  -----------  ---------  ---------  -------------  ----------------
    Total investments at
    value................        522,044     814,690       35,999    783,457    558,199        708,548            22,657
Cash and foreign
currency*................         36,534           3        3,461         --          4          1,963             4,922
Short-term investments
held as collateral for
securities loaned........         24,490      52,071           --     24,493     25,090         24,064                --
Receivable for
investments sold.........            579      18,749          100     19,039      1,065          2,763             1,243
Receivable for shares
sold.....................             --       1,665           --         --        157            435               141
Interest and dividend
receivables..............          1,167         455            8        629        441            805               202
Receivable for variation
margin...................             --          --           --         --          8             12                --
Receivable for expense
reimbursement............             --          --           --         --         --             --                 5
Net unrealized
appreciation on forward
currency contracts.......            267          --           --         --         --             --                --
Dividend tax reclaim
receivable...............            660          --           --         --          3             --                --
                           -------------  ----------  -----------  ---------  ---------  -------------  ----------------
    Total Assets.........        585,741     887,633       39,568    827,618    584,967        738,590            29,170
                           -------------  ----------  -----------  ---------  ---------  -------------  ----------------
LIABILITIES:
Payable for investments
purchased................            330      11,849           17      7,399      1,047          2,786             6,393
Collateral for securities
loaned...................         24,490      52,071           --     24,493     25,090         24,064                --
Advisory fee payable.....            416         548           27        362        128            401                10
Trustees' fees and
expenses payable.........              3           4           --          5          3              4                --
Payable to custodian.....            119          86           21        374         41             62                10
Payable for shares
repurchased..............         15,517      18,438          118        458         --          2,993                --
Payable for variation
margin...................             --          --           --         --         --             --                 5
Written options
outstanding, at
value**..................             --          --           --         --         --             --                20
Accrued expenses and
other payables...........            128         146           25        111        105            124                 4
                           -------------  ----------  -----------  ---------  ---------  -------------  ----------------
    Total Liabilities....         41,003      83,142          208     33,202     26,414         30,434             6,442
                           -------------  ----------  -----------  ---------  ---------  -------------  ----------------

NET ASSETS...............  $     544,738  $  804,491  $    39,360  $ 794,416  $ 558,553  $     708,156  $         22,728
                           =============  ==========  ===========  =========  =========  =============  ================
NET ASSETS consist of:
Paid-in capital..........  $     471,905  $  804,968  $    60,009  $ 682,689  $ 464,107  $     791,929  $         22,218
Undistributed
(distribution in excess
of) net investment income
(loss)...................         12,148         354         (135)       (27)        (8)           (27)              (28)
Accumulated (distribution
in excess of) net
realized gain (loss) on
investments sold, foreign
currency transactions,
written option
transactions and futures
contracts................        106,637     (26,363)     (11,107)   120,449     45,870        (67,734)              268
Net unrealized
appreciation
(depreciation) of
investments, assets and
liabilities in foreign
currency, written option
contracts and futures
contracts................        (45,952)     25,532       (9,407)    (8,695)    48,584        (16,012)              270
                           -------------  ----------  -----------  ---------  ---------  -------------  ----------------
TOTAL NET ASSETS.........  $     544,738  $  804,491  $    39,360  $ 794,416  $ 558,553  $     708,156  $         22,728
                           =============  ==========  ===========  =========  =========  =============  ================
Shares of beneficial
interest outstanding
(unlimited authorization,
no par value) (in
000's)...................        358,072     428,289       64,897    327,758    182,301        526,176            21,913
NET ASSET VALUE,
Offering and redemption
price per share
(Net Assets/Shares
Outstanding).............  $       1.521  $    1.878  $     0.607  $   2.424  $   3.064  $       1.346  $          1.037
                           =============  ==========  ===========  =========  =========  =============  ================

                                Select
                           Investment Grade  Government   Money
                                Income          Bond      Market
                                 Fund           Fund       Fund
-------------------------  --------------------------------------
ASSETS:
Investments:
  Investments at cost....  $        522,576  $   98,250  $498,349
  Net unrealized
  appreciation
  (depreciation).........             5,244         375        --
                           ----------------  ----------  --------
    Total investments at
    value................           527,820      98,625   498,349
Cash and foreign
currency*................                 2           4        39
Short-term investments
held as collateral for
securities loaned........            83,282      32,355        --
Receivable for
investments sold.........            10,794           7        --
Receivable for shares
sold.....................               477          95     7,202
Interest and dividend
receivables..............             6,475       1,227     4,993
Receivable for variation
margin...................                --          --        --
Receivable for expense
reimbursement............                --          --        --
Net unrealized
appreciation on forward
currency contracts.......                --          --        --
Dividend tax reclaim
receivable...............                --          --        --
                           ----------------  ----------  --------
    Total Assets.........           628,850     132,313   510,583
                           ----------------  ----------  --------
LIABILITIES:
Payable for investments
purchased................            22,942          --    15,909
Collateral for securities
loaned...................            83,282      32,355        --
Advisory fee payable.....               180          41       124
Trustees' fees and
expenses payable.........                 5          --         1
Payable to custodian.....                12          10         9
Payable for shares
repurchased..............             1,007          --     1,723
Payable for variation
margin...................                --          --        --
Written options
outstanding, at
value**..................                --          --        --
Accrued expenses and
other payables...........                74          24        47
                           ----------------  ----------  --------
    Total Liabilities....           107,502      32,430    17,813
                           ----------------  ----------  --------
NET ASSETS...............  $        521,348  $   99,883  $492,770
                           ================  ==========  ========
NET ASSETS consist of:
Paid-in capital..........  $        529,161  $  102,980  $492,922
Undistributed
(distribution in excess
of) net investment income
(loss)...................              (719)       (307)       --
Accumulated (distribution
in excess of) net
realized gain (loss) on
investments sold, foreign
currency transactions,
written option
transactions and futures
contracts................           (12,339)     (3,165)     (152)
Net unrealized
appreciation
(depreciation) of
investments, assets and
liabilities in foreign
currency, written option
contracts and futures
contracts................             5,245         375        --
                           ----------------  ----------  --------
TOTAL NET ASSETS.........  $        521,348  $   99,883  $492,770
                           ================  ==========  ========
Shares of beneficial
interest outstanding
(unlimited authorization,
no par value) (in
000's)...................           479,498      94,863   492,924
NET ASSET VALUE,
Offering and redemption
price per share
(Net Assets/Shares
Outstanding).............  $          1.087  $    1.053  $  1.000
                           ================  ==========  ========

-------------------------------------------------------------------

* Cost $4,073 and $36,522 for Select Emerging Markets Fund and Select International Equity Fund, resepctively.
**   Premiums of $20 for the Select Strategic Income Fund.

--------------------------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

  STATEMENTS OF OPERATIONS (IN 000'S) - FOR THE SIX MONTHS ENDED JUNE 30, 2001
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                              Select       Select          Select              Select
                             Emerging    Aggressive        Capital       Value Opportunities
                           Markets Fund  Growth Fund  Appreciation Fund         Fund
--------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest...............  $         71  $       290  $             251  $               301
  Dividends..............           628          941                627                2,971
  Securities lending
  income.................            27          190                136                   36
  Less net foreign taxes
  withheld...............           (95)          (3)                (1)                 (20)
                           ------------  -----------  -----------------  -------------------
    Total investment
    income...............           631        1,418              1,013                3,288
                           ------------  -----------  -----------------  -------------------
EXPENSES
  Investment advisory
  fees...................           345        3,016              2,086                1,759
  Custodian and Fund
  accounting fees........            67          138                 77                   47
  Legal fees.............            --            8                  4                    3
  Audit fees.............             1           21                 12                    9
  Trustees' fees and
  expenses...............             1           12                  7                    5
  Reports to
  shareholders...........            23           89                 43                   42
  Insurance..............            --           --                 --                   --
  Miscellaneous..........             2           10                  2                    1
                           ------------  -----------  -----------------  -------------------
    Total expenses before
    reimbursements and
    reductions...........           439        3,294              2,231                1,866
                           ------------  -----------  -----------------  -------------------
    Less reductions......           (15)        (152)               (13)                 (36)
    Less expense
    reimbursements.......            --           --                 --                   --
                           ------------  -----------  -----------------  -------------------
    Total expenses net of
    expense
    reimbursements and
    reductions...........           424        3,142              2,218                1,830
                           ------------  -----------  -----------------  -------------------
NET INVESTMENT INCOME
(LOSS)...................           207       (1,724)            (1,205)               1,458
                           ------------  -----------  -----------------  -------------------
NET REALIZED AND
UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Net realized gain
  (loss) on investments
  sold...................        (8,844)    (240,452)            (6,163)              21,517
  Net realized loss on
  futures contracts......            --           --                 --                   --
  Net realized gain
  (loss) on foreign
  currency
  transactions...........           (19)          (7)                --                   --
  Net realized gain on
  written options
  contracts..............            --           --                 --                   --
  Net change in
  unrealized appreciation
  of investments, written
  options and futures
  contracts..............         6,923      134,373              2,775               12,373
  Net change in
  unrealized appreciation
  (depreciation) of
  assets and liabilities
  in foreign currency....           (81)          --                 --                   --
                           ------------  -----------  -----------------  -------------------
NET GAIN (LOSS) ON
INVESTMENTS..............        (2,021)    (106,086)            (3,388)              33,890
                           ------------  -----------  -----------------  -------------------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS..........  $     (1,814) $  (107,810) $          (4,593) $            35,348
                           ============  ===========  =================  ===================

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

                              Select        Select       Select        Core       Equity    Select Growth       Select
                           International    Growth      Strategic     Equity      Index      and Income    Strategic Income
                            Equity Fund      Fund      Growth Fund     Fund        Fund         Fund             Fund
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest...............  $         287  $       266  $        69  $      182  $       98  $          33  $            533
  Dividends..............          8,212        3,344           --       5,242       3,427          4,570                --
  Securities lending
  income.................            221           46           --          49          22             32                --
  Less net foreign taxes
  withheld...............         (1,060)          (5)          --         (52)        (26)           (38)               --
                           -------------  -----------  -----------  ----------  ----------  -------------  ----------------
    Total investment
    income...............          7,660        3,651           69       5,421       3,521          4,597               533
                           -------------  -----------  -----------  ----------  ----------  -------------  ----------------
EXPENSES
  Investment advisory
  fees...................          2,722        3,473          147       2,270         780          2,493                48
  Custodian and Fund
  accounting fees........            284          173           42         149         111            145                35
  Legal fees.............              5            8           --           8           5              7                --
  Audit fees.............             16           24            1          22          14             19                 1
  Trustees' fees and
  expenses...............             10           16           --          17           9             12                --
  Reports to
  shareholders...........             61           64           15         130          48             52                 2
  Insurance..............             --           --           --          --          --             --                --
  Miscellaneous..........              4            4           --           4           4              3                 5
                           -------------  -----------  -----------  ----------  ----------  -------------  ----------------
    Total expenses before
    reimbursements and
    reductions...........          3,102        3,762          205       2,600         971          2,731                91
                           -------------  -----------  -----------  ----------  ----------  -------------  ----------------
    Less reductions......            (23)        (465)          --        (134)        (59)            (2)               --
    Less expense
    reimbursements.......             --           --           (1)         --          --             --                (2)
                           -------------  -----------  -----------  ----------  ----------  -------------  ----------------
    Total expenses net of
    expense
    reimbursements and
    reductions...........          3,079        3,297          204       2,466         912          2,729                89
                           -------------  -----------  -----------  ----------  ----------  -------------  ----------------
NET INVESTMENT INCOME
(LOSS)...................          4,581          354         (135)      2,955       2,609          1,868               444
                           -------------  -----------  -----------  ----------  ----------  -------------  ----------------
NET REALIZED AND
UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Net realized gain
  (loss) on investments
  sold...................         12,628      (61,030)      (7,554)    (58,772)     18,709        (31,810)              264
  Net realized loss on
  futures contracts......             --           --           --          --        (223)          (437)               (9)
  Net realized gain
  (loss) on foreign
  currency
  transactions...........          1,367           --           --          --          --             --                --
  Net realized gain on
  written options
  contracts..............             --           --           --          --          --             --                23
  Net change in
  unrealized appreciation
  of investments, written
  options and futures
  contracts..............       (114,471)     (94,915)       3,688     (30,856)    (61,705)       (14,559)             (200)
  Net change in
  unrealized appreciation
  (depreciation) of
  assets and liabilities
  in foreign currency....           (391)          --           --          --          --             --                --
                           -------------  -----------  -----------  ----------  ----------  -------------  ----------------
NET GAIN (LOSS) ON
INVESTMENTS..............       (100,867)    (155,945)      (3,866)    (89,628)    (43,219)       (46,806)               78
                           -------------  -----------  -----------  ----------  ----------  -------------  ----------------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS..........  $     (96,286) $  (155,591) $    (4,001) $  (86,673) $  (40,610) $     (44,938) $            522
                           =============  ===========  ===========  ==========  ==========  =============  ================

                                Select       Government   Money
                           Investment Grade     Bond      Market
                             Income Fund        Fund       Fund
-------------------------  --------------------------------------
INVESTMENT INCOME
  Interest...............  $         15,714  $    2,494  $ 13,219
  Dividends..............                --          --        --
  Securities lending
  income.................                67          28        --
  Less net foreign taxes
  withheld...............                --          --        --
                           ----------------  ----------  --------
    Total investment
    income...............            15,781       2,522    13,219
                           ----------------  ----------  --------
EXPENSES
  Investment advisory
  fees...................             1,015         227       730
  Custodian and Fund
  accounting fees........                55          32        50
  Legal fees.............                 3           1         4
  Audit fees.............                11           2        11
  Trustees' fees and
  expenses...............                 5           1         7
  Reports to
  shareholders...........                42           8        52
  Insurance..............                 1          --        --
  Miscellaneous..........                 2          --         3
                           ----------------  ----------  --------
    Total expenses before
    reimbursements and
    reductions...........             1,134         271       857
                           ----------------  ----------  --------
    Less reductions......                --          --        --
    Less expense
    reimbursements.......                --          --        --
                           ----------------  ----------  --------
    Total expenses net of
    expense
    reimbursements and
    reductions...........             1,134         271       857
                           ----------------  ----------  --------
NET INVESTMENT INCOME
(LOSS)...................            14,647       2,251    12,362
                           ----------------  ----------  --------
NET REALIZED AND
UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Net realized gain
  (loss) on investments
  sold...................             2,513         904        47
  Net realized loss on
  futures contracts......                --          --        --
  Net realized gain
  (loss) on foreign
  currency
  transactions...........                --          --        --
  Net realized gain on
  written options
  contracts..............                --          --        --
  Net change in
  unrealized appreciation
  of investments, written
  options and futures
  contracts..............            (2,766)       (758)       --
  Net change in
  unrealized appreciation
  (depreciation) of
  assets and liabilities
  in foreign currency....                --          --        --
                           ----------------  ----------  --------
NET GAIN (LOSS) ON
INVESTMENTS..............              (253)        146        47
                           ----------------  ----------  --------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS..........  $         14,394  $    2,397  $ 12,409
                           ================  ==========  ========

--------------------------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

                 STATEMENTS OF CHANGES IN NET ASSETS (IN 000'S)
--------------------------------------------------------------------------------

                                     Select Emerging                     Select Aggressive
                                      Markets Fund                          Growth Fund
---------------------------------------------------------------------------------------------------
                           Six Months Ended                     Six Months Ended
                            June 30, 2001       Year Ended       June 30, 2001       Year Ended
                             (Unaudited)     December 31, 2000    (Unaudited)     December 31, 2000
---------------------------------------------------------------------------------------------------
NET ASSETS at beginning
of period................  $         48,786  $          50,452  $        858,759  $       1,015,699
                           ----------------  -----------------  ----------------  -----------------

Increase (decrease) in
net assets resulting from
operations:
    Net investment income
    (loss)...............               207               (267)           (1,724)            (4,652)
    Net realized gain
    (loss) on investments
    sold and foreign
    currency
    transactions.........            (8,863)               933          (240,459)           141,861
    Net change in
    unrealized
    appreciation
    (depreciation) of
    investments and
    assets and
    liabilities in
    foreign currency.....             6,842            (26,644)          134,373           (415,367)
                           ----------------  -----------------  ----------------  -----------------
    Net increase
    (decrease) in net
    assets resulting from
    operations...........            (1,814)           (25,978)         (107,810)          (278,158)
                           ----------------  -----------------  ----------------  -----------------

Distributions to
shareholders from:
    Net investment
    income...............                --                (82)               --                 --
    Distribution in
    excess of net
    investment income....                --                 --                --                 --
    Net realized gain on
    investments..........                --             (1,274)               --           (202,798)
    Distribution in
    excess of net
    realized gain on
    investments..........                --                 --                --                 --
                           ----------------  -----------------  ----------------  -----------------
      Total
      distributions......                --             (1,356)               --           (202,798)
                           ----------------  -----------------  ----------------  -----------------

Capital share
transactions:
    Net proceeds from
    sales of shares......            85,310             74,541           126,170            595,181
    Value of shares
    issued in exchange
    for the net assets of
    Select Income Fund
    (Note 9).............                --                 --                --                 --
    Value of shares
    issued in exchange
    for the net assets of
    The Fulcrum Trust
    Strategic Income
    Portfolio
    (Note 9).............                --                 --                --                 --
    Issued to
    shareholders in
    reinvestment of
    distributions........                --              1,356                --            202,798
    Cost of shares
    repurchased..........           (80,520)           (50,229)         (233,785)          (473,963)
                           ----------------  -----------------  ----------------  -----------------
      Net increase
      (decrease) from
      capital share
      transactions.......             4,790             25,668          (107,615)           324,016
                           ----------------  -----------------  ----------------  -----------------
      Total increase
      (decrease) in net
      assets.............             2,976             (1,666)         (215,425)          (156,940)
                           ----------------  -----------------  ----------------  -----------------

NET ASSETS at end of
period...................  $         51,762  $          48,786  $        643,334  $         858,759
                           ================  =================  ================  =================

Undistributed
(distribution in excess
of) net investment income
(loss)...................  $            200  $              (7) $         (1,724) $              --
                           ================  =================  ================  =================

OTHER INFORMATION:
Share transactions:
    Sold.................           104,848             69,708            63,485            203,689
    Issued in exchange
    for the shares of
    Select Income Fund
    (Note 9).............                --                 --                --                 --
    Issued in exchange
    for the shares of The
    Fulcrum Trust
    Strategic Income
    Portfolio
    (Note 9).............                --                 --                --                 --
    Issued to
    shareholders in
    reinvestment of
    distributions........                --              1,686                --             70,983
    Repurchased..........           (98,371)           (48,638)         (121,435)          (166,713)
                           ----------------  -----------------  ----------------  -----------------
      Net increase
      (decrease) in
      shares
      outstanding........             6,477             22,756           (57,950)           107,959
                           ================  =================  ================  =================

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

                                     Select Capital                        Select Value
                                    Appreciation Fund                    Opportunity Fund
---------------------------------------------------------------------------------------------------
                           Six Months Ended                     Six Months Ended
                            June 30, 2001       Year Ended       June 30, 2001       Year Ended
                             (Unaudited)     December 31, 2000    (Unaudited)     December 31, 2000
---------------------------------------------------------------------------------------------------
NET ASSETS at beginning
of period................  $        510,483  $         417,087  $        397,541  $         308,331
                           ----------------  -----------------  ----------------  -----------------

Increase (decrease) in
net assets resulting from
operations:
    Net investment income
    (loss)...............            (1,205)            (1,842)            1,458              2,475
    Net realized gain
    (loss) on investments
    sold and foreign
    currency
    transactions.........            (6,163)            33,963            21,517             42,058
    Net change in
    unrealized
    appreciation
    (depreciation) of
    investments and
    assets and
    liabilities in
    foreign currency.....             2,775             (2,083)           12,373             50,775
                           ----------------  -----------------  ----------------  -----------------
    Net increase
    (decrease) in net
    assets resulting from
    operations...........            (4,593)            30,038            35,348             95,308
                           ----------------  -----------------  ----------------  -----------------

Distributions to
shareholders from:
    Net investment
    income...............                --                 --                --             (1,208)
    Distribution in
    excess of net
    investment income....                --                 --                --                 --
    Net realized gain on
    investments..........                --            (15,535)               --             (3,157)
    Distribution in
    excess of net
    realized gain on
    investments..........                --                 --                --                 --
                           ----------------  -----------------  ----------------  -----------------
      Total
      distributions......                --            (15,535)               --             (4,365)
                           ----------------  -----------------  ----------------  -----------------

Capital share
transactions:
    Net proceeds from
    sales of shares......            12,613            133,811            27,926             54,699
    Value of shares
    issued in exchange
    for the net assets of
    Select Income Fund
    (Note 9).............                --                 --                --                 --
    Value of shares
    issued in exchange
    for the net assets of
    The Fulcrum Trust
    Strategic Income
    Portfolio
    (Note 9).............                --                 --                --                 --
    Issued to
    shareholders in
    reinvestment of
    distributions........                --             15,535                --              4,365
    Cost of shares
    repurchased..........           (53,405)           (70,453)          (36,148)           (60,797)
                           ----------------  -----------------  ----------------  -----------------
      Net increase
      (decrease) from
      capital share
      transactions.......           (40,792)            78,893            (8,222)            (1,733)
                           ----------------  -----------------  ----------------  -----------------
      Total increase
      (decrease) in net
      assets.............           (45,385)            93,396            27,126             89,210
                           ----------------  -----------------  ----------------  -----------------

NET ASSETS at end of
period...................  $        465,098  $         510,483  $        424,667  $         397,541
                           ================  =================  ================  =================

Undistributed
(distribution in excess
of) net investment income
(loss)...................  $         (1,205) $              --  $          3,933  $           2,475
                           ================  =================  ================  =================

OTHER INFORMATION:
Share transactions:
    Sold.................             6,131             63,034            13,578             32,876
    Issued in exchange
    for the shares of
    Select Income Fund
    (Note 9).............                --                 --                --                 --
    Issued in exchange
    for the shares of The
    Fulcrum Trust
    Strategic Income
    Portfolio
    (Note 9).............                --                 --                --                 --
    Issued to
    shareholders in
    reinvestment of
    distributions........                --              7,401                --              2,638
    Repurchased..........           (26,080)           (33,114)          (17,889)           (35,187)
                           ----------------  -----------------  ----------------  -----------------
      Net increase
      (decrease) in
      shares
      outstanding........           (19,949)            37,321            (4,311)               327
                           ================  =================  ================  =================

                                  Select International
                                       Equity Fund
                           -----------------------------------
                           Six Months Ended
                            June 30, 2001       Year Ended
                             (Unaudited)     December 31, 2000
                           -----------------------------------
NET ASSETS at beginning
of period................  $        679,128  $         679,341
                           ----------------  -----------------
Increase (decrease) in
net assets resulting from
operations:
    Net investment income
    (loss)...............             4,581              5,333
    Net realized gain
    (loss) on investments
    sold and foreign
    currency
    transactions.........            13,995             94,424
    Net change in
    unrealized
    appreciation
    (depreciation) of
    investments and
    assets and
    liabilities in
    foreign currency.....          (114,862)          (160,621)
                           ----------------  -----------------
    Net increase
    (decrease) in net
    assets resulting from
    operations...........           (96,286)           (60,864)
                           ----------------  -----------------
Distributions to
shareholders from:
    Net investment
    income...............                --             (3,337)
    Distribution in
    excess of net
    investment income....                --                 --
    Net realized gain on
    investments..........                --            (22,791)
    Distribution in
    excess of net
    realized gain on
    investments..........                --                 --
                           ----------------  -----------------
      Total
      distributions......                --            (26,128)
                           ----------------  -----------------
Capital share
transactions:
    Net proceeds from
    sales of shares......           461,830            731,203
    Value of shares
    issued in exchange
    for the net assets of
    Select Income Fund
    (Note 9).............                --                 --
    Value of shares
    issued in exchange
    for the net assets of
    The Fulcrum Trust
    Strategic Income
    Portfolio
    (Note 9).............                --                 --
    Issued to
    shareholders in
    reinvestment of
    distributions........                --             26,128
    Cost of shares
    repurchased..........          (499,934)          (670,552)
                           ----------------  -----------------
      Net increase
      (decrease) from
      capital share
      transactions.......           (38,104)            86,779
                           ----------------  -----------------
      Total increase
      (decrease) in net
      assets.............          (134,390)              (213)
                           ----------------  -----------------
NET ASSETS at end of
period...................  $        544,738  $         679,128
                           ================  =================
Undistributed
(distribution in excess
of) net investment income
(loss)...................  $         12,148  $           7,567
                           ================  =================
OTHER INFORMATION:
Share transactions:
    Sold.................           283,966            386,962
    Issued in exchange
    for the shares of
    Select Income Fund
    (Note 9).............                --                 --
    Issued in exchange
    for the shares of The
    Fulcrum Trust
    Strategic Income
    Portfolio
    (Note 9).............                --                 --
    Issued to
    shareholders in
    reinvestment of
    distributions........                --             13,503
    Repurchased..........          (307,133)          (353,631)
                           ----------------  -----------------
      Net increase
      (decrease) in
      shares
      outstanding........           (23,167)            46,834
                           ================  =================

--------------------------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

                 STATEMENTS OF CHANGES IN NET ASSETS (IN 000'S)
--------------------------------------------------------------------------------

                                 Select Growth            Select Strategic              Core Equity
                                     Fund                    Growth Fund                   Fund
----------------------------------------------------------------------------------------------------------
                           Six Months                 Six Months                 Six Months
                              Ended                      Ended                      Ended
                            June 30,     Year Ended    June 30,     Year Ended    June 30,     Year Ended
                              2001      December 31,     2001      December 31,     2001      December 31,
                           (Unaudited)      2000      (Unaudited)      2000      (Unaudited)      2000
----------------------------------------------------------------------------------------------------------
NET ASSETS at beginning
of period................  $1,040,237   $ 1,216,365   $   37,522   $    31,254   $  924,904   $ 1,076,297
                           -----------  -----------   -----------  -----------   -----------  -----------
Increase (decrease) in
net assets
resulting from
operations:
    Net investment income
    (loss)...............         354          (544)        (135)         (148)       2,955         5,369
    Net realized gain
    (loss) on investments
    sold, written option
    contracts and futures
    contracts............     (61,030)       34,885       (7,554)       (2,429)     (58,772)      182,250
    Net change in
    unrealized
    appreciation
    (depreciation) of
    investments, written
    option contracts and
    futures contracts....     (94,915)     (259,274)       3,688       (16,243)     (30,856)     (285,585)
                           -----------  -----------   -----------  -----------   -----------  -----------
    Net increase
    (decrease) in net
    assets resulting from
    operations...........    (155,591)     (224,933)      (4,001)      (18,820)     (86,673)      (97,966)
                           -----------  -----------   -----------  -----------   -----------  -----------
Distributions to
shareholders from:
    Net investment
    income...............          --            --           --            (2)      (2,990)       (5,567)
    Distribution in
    excess of net
    investment income....          --            --           --            --           --            --
    Net realized gain on
    investments..........          --      (145,767)          --          (348)          --      (106,111)
    Distribution in
    excess of net
    realized gain on
    investments..........          --            --           --        (1,076)          --            --
                           -----------  -----------   -----------  -----------   -----------  -----------
      Total
      distributions......          --      (145,767)          --        (1,426)      (2,990)     (111,678)
                           -----------  -----------   -----------  -----------   -----------  -----------
Capital share
transactions:
    Net proceeds from
    sales of shares......      36,904       142,515        8,503        31,378        4,992        24,267
    Value of shares
    issued in exchange
    for the net assets of
    Select Income Fund
    (Note 9).............          --            --           --            --           --            --
    Value of shares
    issued in exchange
    for the net assets of
    The Fulcrum Trust
    Strategic Income
    Portfolio
    (Note 9).............          --            --           --            --           --            --
    Issued to
    shareholders in
    reinvestment of
    distributions........          --       145,767           --         1,426        2,990       111,678
    Cost of shares
    repurchased..........    (117,059)      (93,710)      (2,664)       (6,290)     (48,807)      (77,694)
                           -----------  -----------   -----------  -----------   -----------  -----------
      Net increase
      (decrease) from
      capital share
      transactions.......     (80,155)      194,572        5,839        26,514      (40,825)       58,251
                           -----------  -----------   -----------  -----------   -----------  -----------
      Total increase
      (decrease) in net
      assets.............    (235,746)     (176,128)       1,838         6,268     (130,488)     (151,393)
                           -----------  -----------   -----------  -----------   -----------  -----------

NET ASSETS at end of
period...................  $  804,491   $ 1,040,237   $   39,360   $    37,522   $  794,416   $   924,904
                           ===========  ===========   ===========  ===========   ===========  ===========
Undistributed
(distribution in excess
of) net investment income
(loss)...................  $      354   $        --   $     (135)  $        --   $      (27)  $         8
                           ===========  ===========   ===========  ===========   ===========  ===========
OTHER INFORMATION:
Share transactions:
    Sold.................      18,878        51,775       14,602        31,528        1,922         7,626
    Issued in exchange
    for the shares of
    Select Income Fund
    (Note 9).............          --            --           --            --           --            --
    Issued in exchange
    for the shares of The
    Fulcrum Trust
    Strategic Income
    Portfolio
    (Note 9).............          --            --           --            --           --            --
    Issued to
    shareholders in
    reinvestment of
    distributions........          --        55,743           --         1,901        1,251        37,251
    Repurchased..........     (60,474)      (36,601)      (4,604)       (6,297)     (19,404)      (26,005)
                           -----------  -----------   -----------  -----------   -----------  -----------
      Net increase
      (decrease) in
      shares
      outstanding........     (41,596)       70,917        9,998        27,132      (16,231)       18,872
                           ===========  ===========   ===========  ===========   ===========  ===========

                                 Equity Index
                                     Fund
                           -------------------------
                           Six Months
                              Ended
                            June 30,     Year Ended
                              2001      December 31,
                            (Unaudited)     2000
                            -------------------------
NET ASSETS at beginning
of period................  $  599,266   $   638,230
                           -----------  -----------
Increase (decrease) in
net assets
resulting from
operations:
    Net investment income
    (loss)...............       2,609         5,718
    Net realized gain
    (loss) on investments
    sold, written option
    contracts and futures
    contracts............      18,486        30,378
    Net change in
    unrealized
    appreciation
    (depreciation) of
    investments, written
    option contracts and
    futures contracts....     (61,705)      (95,093)
                           -----------  -----------
    Net increase
    (decrease) in net
    assets resulting from
    operations...........     (40,610)      (58,997)
                           -----------  -----------
Distributions to
shareholders from:
    Net investment
    income...............      (2,626)       (5,956)
    Distribution in
    excess of net
    investment income....          --            --
    Net realized gain on
    investments..........          --       (67,546)
    Distribution in
    excess of net
    realized gain on
    investments..........          --            --
                           -----------  -----------
      Total
      distributions......      (2,626)      (73,502)
                           -----------  -----------
Capital share
transactions:
    Net proceeds from
    sales of shares......      24,355        70,446
    Value of shares
    issued in exchange
    for the net assets of
    Select Income Fund
    (Note 9).............          --            --
    Value of shares
    issued in exchange
    for the net assets of
    The Fulcrum Trust
    Strategic Income
    Portfolio
    (Note 9).............          --            --
    Issued to
    shareholders in
    reinvestment of
    distributions........       2,626        73,502
    Cost of shares
    repurchased..........     (24,458)      (50,413)
                           -----------  -----------
      Net increase
      (decrease) from
      capital share
      transactions.......       2,523        93,535
                           -----------  -----------
      Total increase
      (decrease) in net
      assets.............     (40,713)      (38,964)
                           -----------  -----------
NET ASSETS at end of
period...................  $  558,553   $   599,266
                           ===========  ===========
Undistributed
(distribution in excess
of) net investment income
(loss)...................  $       (8)  $         9
                           ===========  ===========
OTHER INFORMATION:
Share transactions:
    Sold.................       7,629        18,183
    Issued in exchange
    for the shares of
    Select Income Fund
    (Note 9).............          --            --
    Issued in exchange
    for the shares of The
    Fulcrum Trust
    Strategic Income
    Portfolio
    (Note 9).............          --            --
    Issued to
    shareholders in
    reinvestment of
    distributions........         880        20,213
    Repurchased..........      (7,874)      (13,944)
                           -----------  -----------
      Net increase
      (decrease) in
      shares
      outstanding........         635        24,452
                           ===========  ===========

-----------------------------------------------------------------------------

*    The Select Strategic Income Fund commenced operations on July 3, 2000.

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

                               Select Growth and          Select Strategic        Select Investment Grade   Government
                                  Income Fund               Income Fund*                Income Fund          Bond Fund
-----------------------------------------------------------------------------------------------------------------------
                           Six Months                 Six Months                 Six Months                 Six Months
                              Ended                      Ended                      Ended                      Ended
                            June 30,     Year Ended    June 30,    Period Ended   June 30,     Year Ended    June 30,
                              2001      December 31,     2001      December 31,     2001      December 31,     2001
                           (Unaudited)      2000      (Unaudited)      2000      (Unaudited)      2000      (Unaudited)
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning
of period................  $809,262   $   844,538   $   16,617   $        --   $  445,609   $   240,541   $   78,531
                           -----------  -----------   -----------  -----------   -----------  -----------   -----------
Increase (decrease) in
net assets
resulting from
operations:
    Net investment income
    (loss)...............       1,868         5,942          444           418       14,647        21,889        2,251
    Net realized gain
    (loss) on investments
    sold, written option
    contracts and futures
    contracts............     (32,247)      (33,536)         278             2        2,513        (7,322)         904
    Net change in
    unrealized
    appreciation
    (depreciation) of
    investments, written
    option contracts and
    futures contracts....     (14,559)      (68,785)        (200)          464       (2,766)       17,454         (758)
                           -----------  -----------   -----------  -----------   -----------  -----------   -----------
    Net increase
    (decrease) in net
    assets resulting from
    operations...........     (44,938)      (96,379)         522           884       14,394        32,021        2,397
                           -----------  -----------   -----------  -----------   -----------  -----------   -----------
Distributions to
shareholders from:
    Net investment
    income...............      (1,915)       (6,342)        (455)         (431)     (14,898)      (21,948)      (2,490)
    Distribution in
    excess of net
    investment income....          --            --           --            --           --            --           --
    Net realized gain on
    investments..........          --      (149,381)          --            --           --            --           --
    Distribution in
    excess of net
    realized gain on
    investments..........          --            --           --            --           --            --           --
                           -----------  -----------   -----------  -----------   -----------  -----------   -----------
      Total
      distributions......      (1,915)     (155,723)        (455)         (431)     (14,898)      (21,948)      (2,490)
                           -----------  -----------   -----------  -----------   -----------  -----------   -----------
Capital share
transactions:
    Net proceeds from
    sales of shares......       6,406       102,347        5,843        15,754       78,247        30,984       23,580
    Value of shares
    issued in exchange
    for the net assets of
    Select Income Fund
    (Note 9).............          --            --           --            --           --       181,876           --
    Value of shares
    issued in exchange
    for the net assets of
    The Fulcrum Trust
    Strategic Income
    Portfolio
    (Note 9).............          --            --           --            --           --         1,281           --
    Issued to
    shareholders in
    reinvestment of
    distributions........       1,915       155,723          455           431       14,898        21,948        2,490
    Cost of shares
    repurchased..........     (62,574)      (41,244)        (254)          (21)     (16,902)      (41,094)      (4,625)
                           -----------  -----------   -----------  -----------   -----------  -----------   -----------
      Net increase
      (decrease) from
      capital share
      transactions.......     (54,253)      216,826        6,044        16,164       76,243       194,995       21,445
                           -----------  -----------   -----------  -----------   -----------  -----------   -----------
      Total increase
      (decrease) in net
      assets.............    (101,106)      (35,276)       6,111        16,617       75,739       205,068       21,352
                           -----------  -----------   -----------  -----------   -----------  -----------   -----------

NET ASSETS at end of
period...................  $  708,156   $   809,262   $   22,728   $    16,617   $  521,348   $   445,609   $   99,883
                           ===========  ===========   ===========  ===========   ===========  ===========   ===========
Undistributed
(distribution in excess
of) net investment income
(loss)...................  $      (27)  $        20   $      (28)  $       (11)  $     (719)  $       (68)  $     (307)
                           ===========  ===========   ===========  ===========   ===========  ===========   ===========
OTHER INFORMATION:
Share transactions:
    Sold.................       4,621        57,653        5,580        15,736       71,089        24,652       22,122
    Issued in exchange
    for the shares of
    Select Income Fund
    (Note 9).............          --            --           --            --           --       173,465           --
    Issued in exchange
    for the shares of The
    Fulcrum Trust
    Strategic Income
    Portfolio
    (Note 9).............          --            --           --            --           --         1,222           --
    Issued to
    shareholders in
    reinvestment of
    distributions........       1,474        98,238          438           424       13,626        20,610        2,353
    Repurchased..........     (46,480)      (26,279)        (245)          (20)     (15,352)      (38,731)      (4,339)
                           -----------  -----------   -----------  -----------   -----------  -----------   -----------
      Net increase
      (decrease) in
      shares
      outstanding........     (40,385)      129,612        5,773        16,140       69,363       181,218       20,136
                           ===========  ===========   ===========  ===========   ===========  ===========   ===========

                            Government             Money
                            Bond Fund           Market Fund
-------------------------  ---------------------------------------
                                         Six Months
                                            Ended
                            Year Ended    June 30,     Year Ended
                           December 31,     2001      December 31,
                               2000      (Unaudited)      2000
-------------------------  ---------------------------------------
NET ASSETS at beginning
of period................  $    87,247   $  457,912   $   513,606
                           -----------   -----------  -----------
Increase (decrease) in
net assets
resulting from
operations:
    Net investment income
    (loss)...............        4,340       12,362        26,273
    Net realized gain
    (loss) on investments
    sold, written option
    contracts and futures
    contracts............       (1,357)          47          (102)
    Net change in
    unrealized
    appreciation
    (depreciation) of
    investments, written
    option contracts and
    futures contracts....        4,330           --            --
                           -----------   -----------  -----------
    Net increase
    (decrease) in net
    assets resulting from
    operations...........        7,313       12,409        26,171
                           -----------   -----------  -----------
Distributions to
shareholders from:
    Net investment
    income...............       (4,313)     (12,362)      (26,273)
    Distribution in
    excess of net
    investment income....          (37)          --            --
    Net realized gain on
    investments..........           --           --            --
    Distribution in
    excess of net
    realized gain on
    investments..........           --           --            --
                           -----------   -----------  -----------
      Total
      distributions......       (4,350)     (12,362)      (26,273)
                           -----------   -----------  -----------
Capital share
transactions:
    Net proceeds from
    sales of shares......       10,064    1,160,364     2,405,587
    Value of shares
    issued in exchange
    for the net assets of
    Select Income Fund
    (Note 9).............           --           --            --
    Value of shares
    issued in exchange
    for the net assets of
    The Fulcrum Trust
    Strategic Income
    Portfolio
    (Note 9).............           --           --            --
    Issued to
    shareholders in
    reinvestment of
    distributions........        4,350       12,362        26,273
    Cost of shares
    repurchased..........      (26,093)  (1,137,915)   (2,487,452)
                           -----------   -----------  -----------
      Net increase
      (decrease) from
      capital share
      transactions.......      (11,679)      34,811       (55,592)
                           -----------   -----------  -----------
      Total increase
      (decrease) in net
      assets.............       (8,716)      34,858       (55,694)
                           -----------   -----------  -----------
NET ASSETS at end of
period...................  $    78,531   $  492,770   $   457,912
                           ===========   ===========  ===========
Undistributed
(distribution in excess
of) net investment income
(loss)...................  $        --   $       --   $        --
                           ===========   ===========  ===========
OTHER INFORMATION:
Share transactions:
    Sold.................        9,806    1,160,364     2,405,587
    Issued in exchange
    for the shares of
    Select Income Fund
    (Note 9).............           --           --            --
    Issued in exchange
    for the shares of The
    Fulcrum Trust
    Strategic Income
    Portfolio
    (Note 9).............           --           --            --
    Issued to
    shareholders in
    reinvestment of
    distributions........        4,255       12,362        26,273
    Repurchased..........      (25,624)  (1,137,915)   (2,487,452)
                           -----------   -----------  -----------
      Net increase
      (decrease) in
      shares
      outstanding........      (11,563)      34,811       (55,592)
                           ===========   ===========  ===========

-----------------------------------------------------------------------------

*    The Select Strategic Income Fund commenced operations on July 3, 2000.

--------------------------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

     FINANCIAL HIGHLIGHTS - FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                     Income from Investment Operations                           Less Distributions
              -----------------------------------------------  -------------------------------------------------------
                                     Net Realized                                                                          Net
                 Net                     and                               Distributions                                 Increase
                Asset       Net       Unrealized               Dividends     from Net                                   (Decrease)
                Value    Investment  Gain (Loss)   Total from   from Net     Realized     Distributions                     in
 Year Ended   Beginning    Income         on       Investment  Investment     Capital          in            Total      Net Asset
December 31,  of Period  (Loss)(2)   Investments   Operations    Income        Gains         Excess      Distributions    Value
------------  ---------  ----------  ------------  ----------  ----------  -------------  -------------  -------------  ----------
 Select
Emerging
Markets
Fund(1)
    2001(e)    $0.789     $ 0.003      $(0.034)     $(0.031)    $    --       $    --        $   --         $    --      $(0.031)
    2000        1.292      (0.003)      (0.477)      (0.480)     (0.002)       (0.021)           --          (0.023)      (0.503)
    1999        0.784       0.001        0.513        0.514      (0.006)           --            --          (0.006)       0.508
    1998(d)     1.000       0.006       (0.221)      (0.215)     (0.001)           --            --          (0.001)      (0.216)
 Select
Aggressive
 Growth
Fund(1)
    2001(e)    $2.117     $(0.005)     $(0.262)     $(0.267)    $    --       $    --        $   --         $    --      $(0.267)
    2000        3.411      (0.011)      (0.667)      (0.678)         --        (0.616)           --          (0.616)      (1.294)
    1999        2.460      (0.012)       0.963        0.951          --            --            --              --        0.951
    1998        2.225      (0.008)       0.243        0.235          --            --            --              --        0.235
    1997        2.037      (0.009)       0.387        0.378          --        (0.182)       (0.008)(3)      (0.190)       0.188
    1996        1.848      (0.009)       0.351        0.342          --        (0.153)           --          (0.153)       0.189
 Select
Capital
Appreciation
Fund(1)
    2001(e)    $2.122     $(0.005)     $(0.008)     $(0.013)    $    --       $    --        $   --         $    --      $(0.013)
    2000        2.053      (0.008)       0.147        0.139          --        (0.070)           --          (0.070)       0.069
    1999        1.640      (0.007)       0.423        0.416          --        (0.003)           --          (0.003)       0.413
    1998        1.698      (0.006)       0.241        0.235          --        (0.293)           --          (0.293)      (0.058)
    1997        1.485      (0.005)       0.218        0.213          --            --            --              --        0.213
    1996        1.369      (0.003)       0.124        0.121          --        (0.005)           --          (0.005)       0.116
Select Value
Opportunity
Fund(1)
    2001(e)    $1.958     $ 0.008      $ 0.170      $ 0.178     $    --       $    --        $   --         $    --      $ 0.178
    2000        1.521       0.012        0.446        0.458      (0.006)       (0.015)           --          (0.021)       0.437
    1999        1.686       0.006       (0.077)      (0.071)         --        (0.094)           --          (0.094)      (0.165)
    1998        1.626       0.014        0.066        0.080      (0.014)       (0.006)           --          (0.020)       0.060
    1997        1.511       0.010        0.364        0.374      (0.010)       (0.249)           --          (0.259)       0.115
    1996        1.238       0.011        0.342        0.353      (0.011)       (0.069)           --          (0.080)       0.273
 Select
International
Equity Fund
    2001(e)    $1.781     $ 0.023      $(0.283)     $(0.260)    $    --       $    --        $   --         $    --      $(0.260)
    2000        2.031       0.013       (0.191)      (0.178)     (0.009)       (0.063)           --          (0.072)      (0.250)
    1999        1.542       0.012        0.477        0.489          --            --            --              --        0.489
    1998        1.341       0.014        0.207        0.221      (0.020)           --            --          (0.020)       0.201
    1997        1.356       0.015        0.049        0.064      (0.019)       (0.046)       (0.014)(4)      (0.079)      (0.015)
    1996        1.136       0.011        0.238        0.249      (0.012)       (0.003)       (0.014)(4)      (0.029)       0.220

-----------------------------------------------------------------------------

*    Annualized.
**   Not Annualized.
(a)  Including reimbursements, waivers, and reductions.
(b) Excluding reductions. Certain Portfolios have entered varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(c)  Excluding reimbursements and reductions.
(d)  For the period ended December 31, 1998.
(e)  For the six months ended June 30, 2001.
(1) The Select Emerging Markets Fund commenced operations on February 20, 1998. The Select Aggressive Growth Fund changed sub-advisers on June 1, 2001. The Select Capital Appreciation Fund changed sub-advisers on April 1, 1998. The Select Value Opportunity Fund changed sub-advisers on January 1, 1997.
(2) Net investment income (loss) per share before reimbursements of fees by the investment adviser or reductions were less than $0.003 for the six months ended June 30, 2001, $(0.004) in 2000, $0.000 in 1999 and $0.004 in 1998
     for Select Emerging Markets Fund; less than $(0.005) for the six months ended June 30, 2001, $(0.012) in 2000, $(0.013) in 1999, $(0.009) in 1998
     and $(0.010) in 1997 for Select Aggressive Growth Fund; $(0.006) for the six months ended June 30, 2001, less than $(0.008) in 2000, less than $(0.007) in 1999 and less than $(0.006) in 1998 for Select Capital Appreciation Fund; $0.006 for the six months ended June 30, 2001, $0.011 in 2000, $0.005 in 1999, $0.013 in 1998, $0.009 in 1997 and $0.010 in 1996 for
     Select Value Opportunity Fund; and $0.023 for the six months ended June 30, 2001, less than $0.013 in 2000, $0.011 in 1999, less than $0.014 in 1998, less than $0.015 in 1997 and less than $0.011 in 1996 for Select International Equity Fund.
(3)  Distributions in excess of net realized capital gains.
(4)  Distributions in excess of net investment income.

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

                                                                 Ratios/Supplemental Data
                              ----------------------------------------------------------------------------------------------
                                                                 Ratios To Average Net Assets
                                            ----------------------------------------------------------------------
                Net Asset                     Net Assets
                  Value                         End of            Net
 Year Ended       End of         Total          Period        Investment         Operating Expenses         Management Fee
December 31,      Period         Return         (000's)      Income (Loss)    (a)       (b)       (c)      Gross      Net
------------  --------------  ------------  ---------------  -------------  --------  --------  --------  --------  --------
 Select
Emerging
Markets
Fund(1)
    2001(e)       $0.758           (3.93)%**   $   51,762           0.81%*    1.66%*    1.72%*    1.72%*    1.35%*    1.35%*
    2000           0.789          (37.22)%         48,786          (0.47)%    1.84%     1.89%     1.89%     1.35%     1.35%
    1999           1.292           65.72%          50,452           0.25%     1.88%     1.92%     1.92%     1.35%     1.35%
    1998(d)        0.784          (21.46)%**       20,873           0.96%*    2.19%*    2.19%*    2.54%*    1.35%*    1.00%*
 Select
Aggressive
 Growth
Fund(1)
    2001(e)       $1.850          (12.71)%**   $  643,334          (0.47)%*   0.85%*    0.89%*    0.89%*    0.81%*    0.81%*
    2000           2.117          (24.54)%        858,759          (0.44)%    0.81%     0.83%     0.83%     0.78%     0.78%
    1999           3.411           38.66%       1,015,699          (0.46)%    0.88%     0.91%     0.91%     0.85%     0.85%
    1998           2.460           10.56%         752,741          (0.36)%    0.92%     0.95%     0.95%     0.88%     0.88%
    1997           2.225           18.71%         604,123          (0.45)%    0.99%     1.04%     1.04%     0.95%     0.95%
    1996           2.037           18.55%         407,442          (0.53)%    1.08%     1.08%     1.08%     1.00%     1.00%
 Select
Capital
Appreciation
Fund(1)
    2001(e)       $2.109           (0.80)%**   $  465,098          (0.50)%*   0.93%*    0.93%*    0.93%*    0.87%*    0.87%*
    2000           2.122            6.81%         510,483          (0.38)%    0.93%     0.94%     0.94%     0.87%     0.87%
    1999           2.053           25.36%         417,087          (0.42)%    0.98%     0.98%     0.98%     0.91%     0.91%
    1998           1.640           13.88%         310,582          (0.47)%    1.02%     1.04%     1.04%     0.94%     0.94%
    1997           1.698           14.28%         240,526          (0.38)%    1.13%     1.13%     1.13%     0.98%     0.98%
    1996           1.485            8.80%         142,680          (0.32)%    1.13%     1.13%     1.13%     1.00%     1.00%
Select Value
Opportunity
Fund(1)
    2001(e)       $2.136            9.09%**    $  424,667           0.72%*    0.90%*    0.92%*    0.92%*    0.87%*    0.87%*
    2000           1.958           30.40%         397,541           0.71%     0.87%     0.94%     0.94%     0.88%     0.88%
    1999           1.521           (4.70)%        308,331           0.43%     0.88%     0.97%     0.97%     0.90%     0.90%
    1998           1.686            4.87%         268,405           0.95%     0.94%     0.98%     0.99%     0.91%     0.90%
    1997           1.626           24.85%         202,139           0.73%     0.98%     1.04%     1.06%     0.92%     0.90%
    1996           1.511           28.53%         113,969           0.91%     0.95%     0.97%     0.97%     0.85%     0.85%
 Select
International
Equity Fund
    2001(e)       $1.521          (14.60)%**   $  544,738           1.49%*    0.98%*    0.99%*    0.99%*    0.86%*    0.86%*
    2000           1.781           (9.03)%        679,128           0.77%     0.98%     0.99%     0.99%     0.88%     0.88%
    1999           2.031           31.71%         679,341           0.69%     1.01%     1.02%     1.02%     0.89%     0.89%
    1998           1.542           16.48%         505,553           0.99%     1.01%     1.02%     1.02%     0.90%     0.90%
    1997           1.341            4.65%         397,915           1.17%     1.15%     1.17%     1.17%     0.97%     0.97%
    1996           1.356           21.94%         246,877           1.22%     1.20%     1.23%     1.23%     1.00%     1.00%

              Portfolio
 Year Ended   Turnover
December 31,    Rate
------------  ---------
 Select
Emerging
Markets
Fund(1)
    2001(e)        66%**
    2000           96%
    1999           60%
    1998(d)        62%**
 Select
Aggressive
 Growth
Fund(1)
    2001(e)       129%**
    2000          125%
    1999          101%
    1998           99%
    1997           95%
    1996          113%
 Select
Capital
Appreciation
Fund(1)
    2001(e)        23%**
    2000           53%
    1999           61%
    1998          141%
    1997          133%
    1996           98%
Select Value
Opportunity
Fund(1)
    2001(e)        54%**
    2000           22%
    1999           98%
    1998           73%
    1997          110%
    1996           20%
 Select
International
Equity Fund
    2001(e)         9%**
    2000           24%
    1999           18%
    1998           27%
    1997           20%
    1996           18%

-----------------------------------------------------------------------------

*    Annualized.
**   Not Annualized.
(a)  Including reimbursements, waivers, and reductions.
(b) Excluding reductions. Certain Portfolios have entered varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(c)  Excluding reimbursements and reductions.
(d)  For the period ended December 31, 1998.
(e)  For the six months ended June 30, 2001.
(1) The Select Emerging Markets Fund commenced operations on February 20, 1998. The Select Aggressive Growth Fund changed sub-advisers on June 1, 2001. The Select Capital Appreciation Fund changed sub-advisers on April 1, 1998. The Select Value Opportunity Fund changed sub-advisers on January 1, 1997.
(2) Net investment income (loss) per share before reimbursements of fees by the investment adviser or reductions were less than $0.003 for the six months ended June 30, 2001, $(0.004) in 2000, $0.000 in 1999 and $0.004 in 1998
     for Select Emerging Markets Fund; less than $(0.005) for the six months ended June 30, 2001, $(0.012) in 2000, $(0.013) in 1999, $(0.009) in 1998
     and $(0.010) in 1997 for Select Aggressive Growth Fund; $(0.006) for the six months ended June 30, 2001, less than $(0.008) in 2000, less than $(0.007) in 1999 and less than $(0.006) in 1998 for Select Capital Appreciation Fund; $0.006 for the six months ended June 30, 2001, $0.011 in 2000, $0.005 in 1999, $0.013 in 1998, $0.009 in 1997 and $0.010 in 1996 for
     Select Value Opportunity Fund; and $0.023 for the six months ended June 30, 2001, less than $0.013 in 2000, $0.011 in 1999, less than $0.014 in 1998, less than $0.015 in 1997 and less than $0.011 in 1996 for Select International Equity Fund.
(3)  Distributions in excess of net realized capital gains.
(4)  Distributions in excess of net investment income.

--------------------------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

     FINANCIAL HIGHLIGHTS - FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                     Income from Investment Operations                                 Less Distributions
              -----------------------------------------------  -------------------------------------------------------------------
                                     Net Realized                                                                          Net
                 Net                     and                               Distributions                                 Increase
                Asset       Net       Unrealized               Dividends     from Net                                   (Decrease)
                Value    Investment  Gain (Loss)   Total from   from Net     Realized     Distributions                     in
 Year Ended   Beginning    Income         on       Investment  Investment     Capital          in            Total      Net Asset
December 31,  of Period  (Loss)(2)   Investments   Operations    Income        Gains         Excess      Distributions    Value
------------  ---------  ----------  ------------  ----------  ----------  -------------  -------------  -------------  ----------
 Select
 Growth
Fund(1)
    2001(e)    $2.214     $ 0.001      $(0.337)     $(0.336)    $    --       $    --        $    --        $    --      $(0.336)
    2000        3.049      (0.001)      (0.489)      (0.490)         --        (0.345)            --         (0.345)      (0.835)
    1999        2.428      (0.002)       0.709        0.707      (0.001)       (0.085)            --         (0.086)       0.621
    1998        1.811       0.002        0.638        0.640          --(3)     (0.023)            --         (0.023)       0.617
    1997        1.430       0.006        0.480        0.486      (0.006)       (0.099)            --         (0.105)       0.381
    1996        1.369       0.005        0.297        0.302      (0.005)       (0.236)            --         (0.241)       0.061
 Select
 Strategic
 Growth
Fund(1)
    2001(e)    $0.683     $(0.002)     $(0.074)     $(0.076)    $    --       $    --        $    --        $    --      $(0.076)
    2000        1.126      (0.003)      (0.411)      (0.414)         --(3)     (0.007)        (0.022)(4)     (0.029)      (0.443)
    1999        0.973       0.003        0.153        0.156      (0.003)           --             --         (0.003)       0.153
    1998(d)     1.000       0.002       (0.027)      (0.025)     (0.002)           --             --         (0.002)      (0.027)
Core Equity
    Fund
    2001(e)    $2.689     $ 0.009      $(0.265)     $(0.256)    $(0.009)      $    --        $    --        $(0.009)     $(0.265)
    2000        3.310       0.016       (0.295)      (0.279)     (0.017)       (0.325)            --         (0.342)      (0.621)
    1999        2.825       0.020        0.779        0.799      (0.020)       (0.294)            --         (0.314)       0.485
    1998        2.416       0.028        0.436        0.464      (0.028)       (0.027)            --         (0.055)       0.409
    1997        2.333       0.039        0.540        0.579      (0.038)       (0.458)            --         (0.496)       0.083
    1996        2.176       0.047        0.386        0.433      (0.048)       (0.228)            --         (0.276)       0.157
Equity Index
    Fund
    2001(e)    $3.299     $ 0.015      $(0.235)     $(0.220)    $(0.015)      $    --        $    --        $(0.015)     $(0.235)
    2000        4.060       0.032       (0.362)      (0.330)     (0.034)       (0.397)            --         (0.431)      (0.761)
    1999        3.408       0.036        0.656        0.692      (0.035)       (0.005)            --         (0.040)       0.652
    1998        2.753       0.035        0.741        0.776      (0.034)       (0.087)            --         (0.121)       0.655
    1997        2.165       0.034        0.664        0.698      (0.033)       (0.077)            --         (0.110)       0.588
    1996        1.827       0.035        0.370        0.405      (0.035)       (0.032)            --         (0.067)       0.338
 Select
Growth and
 Income
Fund(1)
    2001(e)    $1.428     $ 0.004      $(0.082)     $(0.078)    $(0.004)      $    --        $    --        $(0.004)     $(0.082)
    2000        1.933       0.012       (0.190)      (0.178)     (0.013)       (0.314)            --         (0.327)      (0.505)
    1999        1.779       0.022        0.298        0.320      (0.021)       (0.145)            --         (0.166)       0.154
    1998        1.552       0.020        0.233        0.253      (0.020)       (0.006)            --         (0.026)       0.227
    1997        1.405       0.020        0.293        0.313      (0.020)       (0.146)            --         (0.166)       0.147
    1996        1.268       0.020        0.246        0.266      (0.020)       (0.109)            --         (0.129)       0.137

-----------------------------------------------------------------------------

*    Annualized.
**   Not Annualized.
(a)  Including reimbursements and reductions.
(b) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(c)  Excluding reimbursements and reductions.
(d)  For the period ended December 31, 1998.
(e)  For the six months ended June 30, 2001.
(1) The Select Growth Fund changed sub-advisers on July 1, 1996. The Select Strategic Growth Fund commenced operations on February 20, 1998 and changed sub-advisers on April 1, 2000. The Select Growth and Income Fund changed sub-advisers on April 1, 1999.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser or reductions were less than $(0.000) for the six months ended June 30, 2001, $(0.002) in 2000, $(0.003) in 1999, $0.001 in 1998,
     less than $0.006 in 1997 and less than $0.005 in 1996 for Select Growth Fund; less than $(0.002) for the six months ended June 30, 2001, less than $(0.003) in 2000, less than $0.003 in 1999 and $(0.001) in 1998 for Select
     Strategic Growth Fund; $0.008 for the six months ended June 30, 2001, $0.015 in 2000, $0.019 in 1999, $0.027 in 1998, $0.038 in 1997 and $0.046
     in 1996 for Core Equity Fund; less than $0.015 for the six months ended June 30, 2001 and less than $0.032 in 2000 for Equity Index Fund; and $0.004 for the six months ended June 30, 2001, less than $0.012 in 2000, less than $0.022 in 1999, $0.019 in 1998, $0.019 in 1997 and $0.019 in 1996
     for Select Growth and Income Fund.
(3)  Dividends from net investment income are less than $0.0005.
(4)  Distributions in excess of net realized capital gains.

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

                                                                Ratios/Supplemental Data
                              ---------------------------------------------------------------------------------------------
                                                               Ratios To Average Net Assets
                                          -----------------------------------------------------------------------
                Net Asset                   Net Assets
                  Value                       End of            Net
 Year Ended       End of        Total         Period        Investment         Operating Expenses         Management Fee
December 31,      Period        Return        (000's)      Income (Loss)    (a)       (b)       (c)       Gross      Net
------------  --------------  ----------  ---------------  -------------  --------  --------  --------  ---------  --------
 Select
 Growth
Fund(1)
    2001(e)       $1.878        (15.18)%**   $  804,491           0.08%*    0.74%*    0.85%*    0.85%*     0.78%*    0.78%*
    2000           2.214        (17.79)%      1,040,237          (0.05)%    0.80%     0.81%     0.81%      0.76%     0.76%
    1999           3.049         29.80%       1,216,365          (0.08)%    0.81%     0.83%     0.83%      0.78%     0.78%
    1998           2.428         35.44%         815,390           0.08%     0.85%     0.87%     0.87%      0.82%     0.82%
    1997           1.811         34.06%         470,356           0.42%     0.91%     0.93%     0.93%      0.85%     0.85%
    1996           1.430         22.02%         228,551           0.38%     0.92%     0.93%     0.93%      0.85%     0.85%
 Select
 Strategic
 Growth
Fund(1)
    2001(e)       $0.607        (11.86)%**   $   39,360          (0.77)%*   1.16%*    1.16%*    1.17%*     0.84%*    0.84%*
    2000           0.683        (37.03)%         37,522          (0.38)%    1.10%     1.15%     1.15%      0.85%     0.85%
    1999           1.126         16.06%          31,254           0.41%     1.17%     1.20%     1.20%      0.85%     0.85%
    1998(d)        0.973         (2.47)%**       14,839           0.41%*    1.14%*    1.20%*    1.66%*     0.85%*    0.39%*
Core Equity
    Fund
    2001(e)       $2.424         (9.48)%**   $  794,416           0.70%*    0.58%*    0.62%*    0.62%*     0.54%*    0.54%*
    2000           2.689         (9.51)%        924,904           0.51%     0.44%     0.50%     0.50%      0.45%     0.45%
    1999           3.310         29.33%       1,076,297           0.65%     0.45%     0.48%     0.48%      0.43%     0.43%
    1998           2.825         19.32%         860,333           1.08%     0.46%     0.49%     0.49%      0.44%     0.44%
    1997           2.416         25.14%         728,679           1.48%     0.47%     0.49%     0.49%      0.43%     0.43%
    1996           2.333         20.19%         556,751           2.04%     0.48%     0.51%     0.51%      0.44%     0.44%
Equity Index
    Fund
    2001(e)       $3.064         (6.67)%**   $  558,553           0.93%*    0.32%*    0.34%*    0.34%*     0.28%*    0.28%*
    2000           3.299         (9.03)%        599,266           0.87%     0.32%     0.33%     0.33%      0.27%     0.27%
    1999           4.060         20.41%         638,230           0.98%     0.35%     0.35%     0.35%      0.28%     0.28%
    1998           3.408         28.33%         481,877           1.17%     0.36%     0.36%     0.36%      0.29%     0.29%
    1997           2.753         32.41%         297,191           1.38%     0.44%     0.44%     0.44%      0.31%     0.31%
    1996           2.165         22.30%         151,130           1.79%     0.46%     0.46%     0.46%      0.32%     0.32%
 Select
Growth and
 Income
Fund(1)
    2001(e)       $1.346         (5.48)%**   $  708,156           0.50%*    0.74%*    0.74%*    0.74%*     0.67%*    0.67%*
    2000           1.428        (10.80)%        809,262           0.68%     0.73%     0.73%     0.73%      0.67%     0.67%
    1999           1.933         18.43%         844,538           1.17%     0.73%     0.74%     0.74%      0.67%     0.67%
    1998           1.779         16.43%         646,086           1.26%     0.70%     0.73%     0.73%      0.68%     0.68%
    1997           1.552         22.51%         473,552           1.34%     0.77%     0.80%     0.80%      0.73%     0.73%
    1996           1.405         21.26%         295,638           1.44%     0.80%     0.83%     0.83%      0.75%     0.75%

              Portfolio
 Year Ended   Turnover
December 31,    Rate
------------  ---------
 Select
 Growth
Fund(1)
    2001(e)        55%**
    2000           79%
    1999           84%
    1998           86%
    1997           75%
    1996          159%
 Select
 Strategic
 Growth
Fund(1)
    2001(e)        10%**
    2000          134%
    1999           58%
    1998(d)        24%**
Core Equity
    Fund
    2001(e)        80%**
    2000          190%
    1999          116%
    1998          100%
    1997           79%
    1996           72%
Equity Index
    Fund
    2001(e)        51%**
    2000            9%
    1999           21%
    1998            6%
    1997            9%
    1996           12%
 Select
Growth and
 Income
Fund(1)
    2001(e)        22%**
    2000           70%
    1999          131%
    1998          112%
    1997           71%
    1996           78%

-----------------------------------------------------------------------------

*    Annualized.
**   Not Annualized.
(a)  Including reimbursements and reductions.
(b) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(c)  Excluding reimbursements and reductions.
(d)  For the period ended December 31, 1998.
(e)  For the six months ended June 30, 2001.
(1) The Select Growth Fund changed sub-advisers on July 1, 1996. The Select Strategic Growth Fund commenced operations on February 20, 1998 and changed sub-advisers on April 1, 2000. The Select Growth and Income Fund changed sub-advisers on April 1, 1999.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser or reductions were less than $(0.000) for the six months ended June 30, 2001, $(0.002) in 2000, $(0.003) in 1999, $0.001 in 1998,
     less than $0.006 in 1997 and less than $0.005 in 1996 for Select Growth Fund; less than $(0.002) for the six months ended June 30, 2001, less than $(0.003) in 2000, less than $0.003 in 1999 and $(0.001) in 1998 for Select
     Strategic Growth Fund; $0.008 for the six months ended June 30, 2001, $0.015 in 2000, $0.019 in 1999, $0.027 in 1998, $0.038 in 1997 and $0.046
     in 1996 for Core Equity Fund; less than $0.015 for the six months ended June 30, 2001 and less than $0.032 in 2000 for Equity Index Fund; and $0.004 for the six months ended June 30, 2001, less than $0.012 in 2000, less than $0.022 in 1999, $0.019 in 1998, $0.019 in 1997 and $0.019 in 1996
     for Select Growth and Income Fund.
(3)  Dividends from net investment income are less than $0.0005.
(4)  Distributions in excess of net realized capital gains.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

     FINANCIAL HIGHLIGHTS - FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                     Income from Investment Operations                           Less Distributions
              -----------------------------------------------  -------------------------------------------------------
                                     Net Realized                                                                          Net
                 Net                     and                               Distributions                                 Increase
                Asset                 Unrealized               Dividends     from Net                                   (Decrease)
                Value       Net      Gain (Loss)   Total from   from Net     Realized     Distributions                     in
 Year Ended   Beginning  Investment       on       Investment  Investment     Capital          in            Total      Net Asset
December 31,  of Period  Income(2)   Investments   Operations    Income        Gains         Excess      Distributions    Value
------------  ---------  ----------  ------------  ----------  ----------  -------------  -------------  -------------  ----------
 Select
Strategic
 Income
Fund(1)(4)
    2001(e)    $1.030      $0.025(5)   $ 0.006      $ 0.031     $(0.024)      $    --        $   --         $(0.024)     $ 0.007
    2000(d)     1.000       0.027        0.031        0.058      (0.028)           --            --          (0.028)       0.030
 Select
Investment
Grade Income
Fund(4)
    2001(e)    $1.086      $0.032(5)   $ 0.002      $ 0.034     $(0.033)      $    --        $   --         $(0.033)     $ 0.001
    2000        1.051       0.070        0.035        0.105      (0.070)           --            --          (0.070)       0.035
    1999        1.132       0.068       (0.079)      (0.011)     (0.069)       (0.001)           --          (0.070)      (0.081)
    1998        1.112       0.067        0.020        0.087      (0.067)           --            --          (0.067)       0.020
    1997        1.084       0.071        0.028        0.099      (0.071)           --            --          (0.071)       0.028
    1996        1.117       0.070       (0.033)       0.037      (0.070)           --            --          (0.070)      (0.033)
Government
Bond Fund(4)
    2001(e)    $1.051      $0.026(5)   $ 0.004      $ 0.030     $(0.028)      $    --        $   --         $(0.028)     $ 0.002
    2000        1.011       0.058        0.040        0.098      (0.058)           --        (0.000)(3)      (0.058)       0.040
    1999        1.068       0.058       (0.056)       0.002      (0.059)           --            --          (0.059)      (0.057)
    1998        1.047       0.058        0.021        0.079      (0.058)           --            --          (0.058)       0.021
    1997        1.036       0.061        0.011        0.072      (0.061)           --            --          (0.061)       0.011
    1996        1.062       0.062       (0.026)       0.036      (0.062)           --            --          (0.062)      (0.026)
Money Market
    Fund
    2001(e)    $1.000      $0.026      $    --      $ 0.026     $(0.026)      $    --        $   --         $(0.026)     $    --
    2000        1.000       0.062           --        0.062      (0.062)           --            --          (0.062)          --
    1999        1.000       0.051           --        0.051      (0.051)           --            --          (0.051)          --
    1998        1.000       0.054           --        0.054      (0.054)           --            --          (0.054)          --
    1997        1.000       0.053           --        0.053      (0.053)           --            --          (0.053)          --
    1996        1.000       0.052           --        0.052      (0.052)           --            --          (0.052)          --

-----------------------------------------------------------------------------

*    Annualized.
**   Not Annualized.
(a)  Including reimbursements, waivers and reductions.
(b) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(c)  Excluding reimbursements and reductions.
(d)  For the period ended December 31, 2000.
(e)  For the six months ended June 30, 2001.
(1)  The Select Strategic Income Fund commenced operations on July 3, 2000.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser was less than $0.025 for the six months ended June 30, 2001 and less than $0.027 in 2000 for Select Strategic Income Fund.
(3)  Distributions in excess of net investment income is less than $0.0005.
(4) The Select Strategic Income Fund, Select Investment Grade Income Fund and Government Bond Fund have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the six months ended June 30, 2001 was a decrease in net investment income per share by $0.001 for Select Strategic Income Fund, a decrease in net investment income per share by $0.001 for Select Investment Grade Income Fund and a decrease in net investment income per share by $0.003 for Government Bond Fund, an increase in net realized and unrealized gains and losses per share by $0.001 for Select Strategic Income Fund, an increase in net realized and unrealized gains and losses per share by $0.001 for Select Investment Grade Income Fund and an increase net realized and unrealized gains and losses per share by $0.003 for Government Bond Fund and a decrease of the ratio of net investment income to average net assets from 5.16% to 4.85% for Select Strategic Income Fund, a decrease of the ratio of net investment income to average net assets from 6.16% to 5.99% for Select Investment Grade Income Fund, and a decrease of the ratio of net investment income to average net assets from 6.06% to 5.57% for Government Bond Fund. Per share data and ratio/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(5)  Computed using average shares outstanding thoroughout the period.

                       See Notes to Financial Statements.
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                           ALLMERICA INVESTMENT TRUST

                                                            Ratios/Supplemental Data
                              -------------------------------------------------------------------------------------
                                                            Ratios To Average Net Assets
                                          ----------------------------------------------------------------
                Net Asset                   Net Assets
                  Value                       End of          Net                                                    Portfolio
 Year Ended       End of        Total         Period       Investment     Operating Expenses       Management Fee    Turnover
December 31,      Period        Return        (000's)        Income      (a)      (b)      (c)     Gross      Net      Rate
------------  --------------  ----------  ---------------  ----------  -------  -------  -------  --------  -------  ---------
 Select
Strategic
 Income
Fund(1)(4)
    2001(e)       $1.037          3.10%**    $ 22,728          4.85%*   0.97%*   0.97%*   0.99%*    0.53%*   0.53%*      176%**
    2000(d)        1.030          5.73%**      16,617          5.40%*   1.02%*   1.08%*   1.08%*    0.61%*   0.55%*      253%**
 Select
Investment
Grade Income
Fund(4)
    2001(e)       $1.087          3.10%**    $521,348          5.99%*   0.46%*   0.46%*   0.46%*    0.42%*   0.42%*       70%**
    2000           1.086         10.31%       445,609          6.53%    0.49%    0.49%    0.49%     0.42%    0.42%       159%
    1999           1.051         (0.97)%      240,541          6.22%    0.50%    0.50%    0.50%     0.43%    0.43%        75%
    1998           1.132          7.97%       230,623          6.01%    0.52%    0.52%    0.52%     0.43%    0.43%       158%
    1997           1.112          9.45%       189,503          6.48%    0.51%    0.51%    0.51%     0.41%    0.41%        48%
    1996           1.084          3.56%       157,327          6.50%    0.52%    0.52%    0.52%     0.40%    0.40%       108%
Government
Bond Fund(4)
    2001(e)       $1.053          2.81%**    $ 99,883          5.57%*   0.60%*   0.60%*   0.60%*    0.50%*   0.50%*       85%**
    2000           1.051         10.00%        78,531          5.58%    0.61%    0.61%    0.61%     0.50%    0.50%        53%
    1999           1.011          0.23%        87,247          5.64%    0.62%    0.62%    0.62%     0.50%    0.50%        37%
    1998           1.068          7.67%        81,018          5.63%    0.64%    0.64%    0.64%     0.50%    0.50%        61%
    1997           1.047          7.08%        55,513          5.92%    0.67%    0.67%    0.67%     0.50%    0.50%        56%
    1996           1.036          3.51%        46,396          5.90%    0.66%    0.66%    0.66%     0.50%    0.50%       112%
Money Market
    Fund
    2001(e)       $1.000          2.63%**    $492,770          5.22%*   0.36%*   0.36%*   0.36%*    0.31%*   0.31%*      N/A
    2000           1.000          6.40%       457,912          6.19%    0.31%    0.31%    0.31%     0.26%    0.26%       N/A
    1999           1.000          5.19%       513,606          5.09%    0.29%    0.29%    0.29%     0.24%    0.24%       N/A
    1998           1.000          5.51%       336,253          5.36%    0.32%    0.32%    0.32%     0.26%    0.26%       N/A
    1997           1.000          5.47%       260,620          5.33%    0.35%    0.35%    0.35%     0.27%    0.27%       N/A
    1996           1.000          5.36%       217,256          5.22%    0.34%    0.34%    0.34%     0.28%    0.28%       N/A

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*    Annualized.
**   Not Annualized.
(a)  Including reimbursements, waivers and reductions.
(b) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(c)  Excluding reimbursements and reductions.
(d)  For the period ended December 31, 2000.
(e)  For the six months ended June 30, 2001.
(1)  The Select Strategic Income Fund commenced operations on July 3, 2000.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser was less than $0.025 for the six months ended June 30, 2001 and less than $0.027 in 2000 for Select Strategic Income Fund.
(3)  Distributions in excess of net investment income is less than $0.0005.
(4) The Select Strategic Income Fund, Select Investment Grade Income Fund and Government Bond Fund have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the six months ended June 30, 2001 was a decrease in net investment income per share by $0.001 for Select Strategic Income Fund, a decrease in net investment income per share by $0.001 for Select Investment Grade Income Fund and a decrease in net investment income per share by $0.003 for Government Bond Fund, an increase in net realized and unrealized gains and losses per share by $0.001 for Select Strategic Income Fund, an increase in net realized and unrealized gains and losses per share by $0.001 for Select Investment Grade Income Fund and an increase net realized and unrealized gains and losses per share by $0.003 for Government Bond Fund and a decrease of the ratio of net investment income to average net assets from 5.16% to 4.85% for Select Strategic Income Fund, a decrease of the ratio of net investment income to average net assets from 6.16% to 5.99% for Select Investment Grade Income Fund, and a decrease of the ratio of net investment income to average net assets from 6.06% to 5.57% for Government Bond Fund. Per share data and ratio/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(5)  Computed using average shares outstanding thoroughout the period.

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                           ALLMERICA INVESTMENT TRUST

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1.  ORGANIZATION

Allmerica Investment Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company established as a Massachusetts business trust. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts offered by insurance companies, (ii) certain qualified pension and retirement plans, as permitted by Treasury Regulations; and (iii) life insurance companies and advisers to the Portfolios and their affiliates. The Trust is comprised of fourteen managed investment portfolios. The accompanying financial statements and financial highlights are those of the Select Emerging Markets, Select Aggressive Growth, Select Capital Appreciation, Select Value Opportunity, Select International Equity, Select Growth, Select Strategic Growth, Core Equity, Equity Index, Select Growth and Income, Select Strategic Income, Select Investment Grade Income, Government Bond and Money Market Funds (individually a "Portfolio", collectively, the "Portfolios").

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

SECURITY VALUATION: Equity securities which are traded on a recognized exchange are valued at the last quoted sales price available at the time of the closing of the New York Stock Exchange or, if there were no sales that day, at the mean of the closing bid and asked price. Over-the-counter securities are valued at the last available price in the market prior to the time of valuation. Securities that are primarily traded on foreign exchanges generally are valued at the closing values of such securities on their respective exchanges. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method, permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

FORWARD FOREIGN CURRENCY CONTRACTS: The Select Emerging Markets, Select Capital Appreciation, Select International Equity, Select Growth, and Select Strategic Income Funds may enter into forward foreign currency contracts whereby the Portfolios agree to exchange a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Receivables and payables of forward foreign currency contracts are presented on a net basis in the Statements of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains and losses are recognized on the settlement date.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolios, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any

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potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION: Investment valuations, other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are translated into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded as of trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income, including amortization of premium and accretion of discount on securities, is accrued daily. Income distributions earned by the Portfolios from investments in certain investment companies are recorded as interest income in the accompanying financial statements. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

CHANGE IN ACCOUNTING PRINCIPLE: Effective January 1, 2001, the Portfolios adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities using the daily, effective yield method. Prior to January 1, 2001, the Portfolio did not amortize premiums, and certain discounts were amortized using the straight-line method. The cumulative effect of this accounting change had no impact on total net assets of the Portfolios, but resulted in the following reclassification of the components of net assets as of January 1, 2001, based on securities held by the Portfolio as of that date:

                                                Net Unrealized         Accumulated Undistributed
                                          Appreciation/(Depreciation)    Net Investment Income
------------------------------------------------------------------------------------------------
Select Strategic Income Fund                       $  5,865                    $  (5,865)
Select Investment Grade Income Fund                $400,251                    $(400,251)
Government Bond Fund                               $ 67,858                    $ (67,858)

The effect of this change for the six months ended June 30, 2001 was to increase/(decrease) net investment income and increase/(decrease) net unrealized appreciation by the following reclassifications. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

                                           Net Unrealized         Accumulated Undistributed  Accumulated Undistributed Net
                                     Appreciation/(Depreciation)    Net Investment Income        Realized Gain/(Loss)
--------------------------------------------------------------------------------------------------------------------------
Select Strategic Income Fund                  $    371                    $ (27,536)                   $ 27,165
Select Investment Grade Income Fund           $247,560                    $(500,254)                   $252,694
Government Bond Fund                          $ 52,279                    $(223,167)                   $170,888

FEDERAL INCOME TAXES: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains, if any, for its fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and reinvested daily for the Money Market Fund, declared and distributed quarterly for the Core Equity, Equity Index, Select Growth and Income, Select Strategic Income, Select Investment Grade Income and Government Bond Funds, and annually for the Select

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Emerging Markets, Select Aggressive Growth, Select Capital Appreciation, Select Value Opportunity, Select International Equity, Select Growth and Select Strategic Growth Funds. All Portfolios declare and distribute all net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses, including "Post-October Losses", foreign currency gains and losses, and losses deferred due to wash sales; and permanent differences due to differing treatments for paydown gains/losses on mortgage-backed securities, foreign currency transactions, market discount, and non-taxable dividends. Any taxable income or gain remaining at fiscal year end is distributed in the following year. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

FUTURES CONTRACTS: All Portfolios, except the Money Market Fund, may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or the change in value of a specified financial index over a predetermined time period. Cash or securities are deposited with the brokers in order to establish and maintain a position. Subsequent payments made or received by the Portfolio based on the daily change in the market value of the position are recorded as unrealized gain or loss until the contract is closed out, at which time the gain or loss is realized.

SECURITIES LENDING: Each Portfolio, using Investors Bank & Trust Company ("IBT") as its lending agent, may loan securities to brokers and dealers in exchange for negotiated lenders' fees. These fees are disclosed as "securities lending income" in the Statements of Operations. Each applicable Portfolio receives collateral against the loaned securities which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. Collateral received is generally cash, and is invested in short term investments. Lending portfolio securities involves possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral. Information regarding the value of the securities loaned and the value of the collateral at period end is included under the caption "Other Information" at the end of each applicable Portfolio's schedule of investments.

EXPENSES: Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

FORWARD COMMITMENTS: The Select Capital Appreciation, Select Strategic Income, Select Investment Grade Income, Government Bond, and Money Market Funds may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time ("forward commitments"). If the Portfolios do so, they will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolios generally will enter into forward commitments with the intention of acquiring securities for their portfolio, they may dispose of a commitment prior to settlement if their Sub-Adviser deems it appropriate to do so.

OPTIONS: All Portfolios, except the Money Market Fund, may use options to manage its exposure to the stock and bond markets and to fluctuations in interest rates. Writing puts and buying calls tend to increase a Portfolio's exposure to the underlying security. Buying puts and writing calls tend to decrease a Portfolio's exposure to the underlying security. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security to determine the realized gain or loss. Realized gains and losses on written options are included in realized gains and losses on securities. The underlying value of any open options at period end is shown in the schedule of investments under the

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caption "Written Options." This amount reflects each contract's exposure to the underlying security at period end. Written options involve, to varying degrees, risk of loss in excess of the option value reflected in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying securities, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the terms of the contracts. Exchange-traded options are valued using the last sale price or, if there were no sales that day, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.

REPURCHASE AGREEMENTS: Each Portfolio may engage in repurchase agreement transactions with institutions that the Sub-Adviser has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each Portfolio requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust's Custodian in a manner that is intended to enable the Portfolio to obtain those securities in the event of a counterparty default. The Sub-Adviser monitors the value of the securities, including accrued interest, daily to ensure that the value of the collateral equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

3.  INVESTMENT MANAGEMENT, ADMINISTRATION, AND OTHER RELATED PARTY TRANSACTIONS

Allmerica Financial Investment Management Services, Inc. (the "Manager"), a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), serves as investment manager and administrator to the Trust. Under the terms of the management agreement, the Portfolios pay a management fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedules:

                                                  Percentage of Average Daily Net Assets
                              First          Next          Next          Next          Next           Over
Portfolio                  $100,000,000  $150,000,000  $250,000,000  $250,000,000  $250,000,000  $1,000,000,000
---------------------------------------------------------------------------------------------------------------
Select Emerging Markets
  Fund                           1.35%         1.35%         1.35%         1.35%         1.35%           1.35%
Select Aggressive Growth
  Fund                           1.00%         0.90%         0.80%         0.70%         0.70%           0.65%
Select Capital
  Appreciation Fund              1.00%         0.90%         0.80%         0.70%         0.70%           0.65%
Select Value Opportunity
  Fund                           1.00%         0.85%         0.80%         0.75%         0.70%           0.70%
Select International
  Equity Fund                    1.00%         0.90%         0.85%         0.85%         0.85%           0.85%
Select Growth Fund               0.85%         0.85%         0.80%         0.75%         0.70%           0.70%
Select Strategic Growth
  Fund                           0.85%         0.85%         0.85%         0.85%         0.85%           0.85%
Select Growth and Income
  Fund                           0.75%         0.70%         0.65%         0.65%         0.65%           0.65%
Core Equity Fund                 0.60%         0.60%         0.55%         0.50%         0.45%           0.45%
Money Market Fund                0.35%         0.30%         0.30%         0.25%         0.20%           0.20%

                                        First         Next          Over
Portfolio                            $50,000,000  $200,000,000  $250,000,000
----------------------------------------------------------------------------
Equity Index Fund                         0.35%         0.30%         0.25%
Government Bond Fund                      0.50%         0.50%         0.50%

                                        First        Next          Over
Portfolio                            $50,000,000  $50,000,000  $100,000,000
---------------------------------------------------------------------------
Select Strategic Income Fund              0.60%        0.55%         0.45%
Select Investment Grade Income Fund       0.50%        0.45%         0.40%

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                           ALLMERICA INVESTMENT TRUST

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The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Portfolios. The Manager is solely responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Portfolios are as follows:

       Select Emerging Markets Fund                        Schroder Investment Management North America Inc.
                                                           ("Schroder")
       Select Aggressive Growth Fund                       Jennison Associates LLC ("Jennison")
                                                           Massachusetts Financial Services Company ("MFS")
       Select Capital Appreciation Fund                    T. Rowe Price Associates, Inc. ("T. Rowe Price")
       Select Value Opportunity Fund                       Cramer Rosenthal McGlynn, LLC
       Select International Equity Fund                    Bank of Ireland Asset Management (U.S.) Limited
       Select Growth Fund                                  Putnam Investment Management, Inc.
       Select Strategic Growth Fund                        TCW Investment Management Company ("TCW")
       Core Equity Fund                                    Miller Anderson & Sherrerd, LLP ("Miller")
       Equity Index Fund                                   Allmerica Asset Management, Inc. (wholly-owned
                                                           subsidiary of First Allmerica)
       Select Growth and Income Fund                       J.P. Morgan Investment Management Inc.
       Select Strategic Income Fund                        Western Asset Management Company ("Western Asset")
       Select Investment Grade Income Fund                 Allmerica Asset Management, Inc.
       Government Bond Fund                                Allmerica Asset Management, Inc.
       Money Market Fund                                   Allmerica Asset Management, Inc.

Effective June 1, 2001, both Jennison and MFS assumed sub-adviser responsibilities from Nicholas-Applegate Capital Management, L.P. for the Select Aggressive Growth Fund. Jennison and MFS each independently manages its own portion of the Select Aggressive Growth Fund. T. Rowe Price, an investment company managed by an affiliate of T. Rowe Price Associates, Inc., is currently used as an investment vehicle for certain insurance products sponsored by First Allmerica and Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial"), a wholly-owned subsidiary of First Allmerica. In addition, T. Rowe Price currently serves as investment adviser to a corporate investment account of Allmerica Financial Corporation. Western Asset has delegated some of its duties as Sub-Adviser to its London affiliate, Western Asset Management Company Limited, to handle the non-U.S. dollar trading functions performed on behalf of Select Strategic Income Fund.

IBT provides portfolio accounting and custody services to the Trust and receives fees and reimbursement of certain out-of-pocket expenses for its services from the Trust. The Manager has entered into an Administrative Services Agreement with IBT, whereby IBT performs certain administrative services for the Portfolios and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administrative fee to IBT. The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

4.  REIMBURSEMENT OF EXPENSES AND WAIVER OF FEES

In the event normal operating expenses of each Portfolio, except for the Select Emerging Markets Fund, excluding taxes, interest, broker commissions, and extraordinary expenses, but including the management fee, exceed certain voluntary expense limitations as a percentage of average net assets (Select Aggressive Growth Fund -- 1.35%, Select Capital Appreciation Fund -- 1.35%, Select Value Opportunity Fund -- 1.25%, Select International Equity Fund -- 1.50%, Select Growth Fund -- 1.20%, Select Strategic Growth Fund -- 1.20%, Core Equity Fund -- 1.20%, Equity Index Fund -- 0.60%, Select Growth and Income Fund -1.10%, Select Strategic Income Fund -- 1.00%, Select Investment Grade Income Fund -- 1.00%, Government Bond Fund -- 1.00%, and Money Market Fund -- 0.60%), the Manager will voluntarily reimburse fees and any expenses in excess of the expense limitations. Expense limitations may be removed or revised at any time after a Portfolio's first fiscal year of operations without prior notice to existing shareholders. For

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the six months ended June 30, 2001, the operating expenses of Select Strategic Growth Fund and Select Strategic Income Fund exceeded the amount of their expense limitations by $1,305 and $1,961, respectively.

The Manager has voluntarily agreed until further notice to waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets. The amount of such waiver will be limited to the net amount of management fees earned by the Manager from the Fund after subtracting the fees paid by the Manager to Schroder for sub-advisory services. The Manager has also voluntarily agreed to limit its management fees to an annual rate of 0.90% of average daily net assets of the Select Value Opportunity Fund until further notice.

5.  REDUCTION OF EXPENSES

Certain Portfolios have entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Such amounts earned by the Portfolios, under such agreements, are presented as a reduction of expenses in the Statements of Operations.

6.  SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each without a par value. At June 30, 2001, Allmerica Financial owned 20,712,149, 5,218,395, and 15,768,939 shares of Select Emerging Markets Fund, Select Strategic Growth Fund and Select Strategic Income Fund, respectively.

7.  FOREIGN SECURITIES AND EMERGING MARKETS

All Portfolios except the Government Bond Fund may purchase securities of foreign issuers. The Money Market Fund may invest in only U.S. dollar denominated foreign securities. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the developed markets. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economical developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, subject to delayed settlements, and their prices more volatile than those of comparable securities in the United States.

8.  FINANCIAL INSTRUMENTS

Investing in certain financial instruments including futures and options transactions, and forward foreign currency contracts involves risk other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include the potential for an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The Select Emerging Markets, Select Capital Appreciation, Select International Equity, Select Growth, and Select Strategic Income Funds may enter into these forward contracts primarily to protect the Portfolio from adverse currency movement.

9.  PLANS OF SUBSTITUTION

An order has been issued by the Securities and Exchange Commission ("SEC") approving the substitution at the separate account level of shares of the Allmerica Investment Trust Select Investment Grade Income Fund ("SIGIF") for all of the shares of the Allmerica Investment Trust Select Income Fund ("SIF") and all of the shares of The Fulcrum

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Trust Strategic Income Portfolio ("Fulcrum Strategic"), another fund managed by Allmerica Financial Investment Management Services, Inc. To the extent required by law, approvals of the substitutions were also obtained from state insurance regulators in certain jurisdictions. The effect of the substitutions was to replace SIF shares and Fulcrum Strategic shares with SIGIF shares. The substitutions were effective on July 1, 2000.

On July 1, 2000, SIGIF shares were substituted for all of the shares of SIF and all of the shares of Fulcrum Strategic. The substitutions were accomplished by an exchange of 174,686,958 shares of SIGIF for the 191,246,857 shares then outstanding (each valued at $0.951) of SIF and for the 134,606 shares then outstanding (each valued at $9.52) of Fulcrum Strategic. The substitutions qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Portfolios or the separate account level of shares. SIF's net assets and Fulcrum Strategic's net assets, including $4,795,620 and $46,607, respectively, of unrealized depreciation, were combined with SIGIF for total net assets after the substitutions of $425,857,321.

An application has been filed with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of shares of the Select Capital Appreciation Fund ("Select Capital") for all of the shares of the Global Interactive/Telecomm Portfolio of The Fulcrum Trust ("Fulcrum"), shares of the Select International Equity Fund ("Select International") for all of the shares of the International Growth Portfolio of Fulcrum, and shares of the Select Growth and Income Fund ("Growth and Income") for all of the shares of the Growth Portfolio of Fulcrum. To the extent required by law, approvals of such substitution will also be obtained from state insurance regulators in certain jurisdictions. The effect of the substitution will be to replace Global Interactive/Telecomm Portfolio shares with Select Capital shares, International Growth Portfolio shares with Select International shares, and Growth Portfolio shares with Growth and Income shares. The substitution is planned to be effective on or about December 15, 2001.

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                           ALLMERICA INVESTMENT TRUST

                             REGULATORY DISCLOSURES
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The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios and are not authorized for distribution to prospective investors in the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company, and Allmerica Investment Trust which include important information related to charges and expenses.

                                 CLIENT NOTICES
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This report includes financial statements for Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the insurance and/or annuity products included in this report.

If you would like to request additional copies of this report, please contact either your Allmerica Financial representative or call 1-800-828-0540.

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                                   Allmerica
                                 Financial(R)

                       THE ALLMERICA FINANCIAL COMPANIES
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 First Allmerica Financial Life Insurance Company . Allmerica Financial Life Insurance and Annuity Company (all states except NY) Allmerica Trust Company, N.A. . Allmerica Investments, Inc. . Allmerica Investment Management Company, Inc. . Financial Profiles, Inc. The Hanover Insurance Company . AMGRO, Inc. .
 Allmerica Financial Alliance Insurance Company . Allmerica Asset Management, Inc. Allmerica Financial Benefit Insurance Company . Citizens Insurance Company
                     of America . Citizens Management Inc.

              440 Lincoln Street, Worcester, Massachusetts 01653

12260SAR (6/01)